UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04367

Columbia Funds Series Trust I

(Exact name of registrant as specified in charter)

225 Franklin Street

Boston, Massachusetts 02110

(Address of principal executive offices) (Zip code)

Christopher O. Petersen, Esq.

c/o Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, Massachusetts 02110

Ryan C. Larrenaga, Esq.

c/o Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 345-6611

Date of fiscal year end: July 31

Date of reporting period: July 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report
July 31, 2019
Columbia Large Cap Growth Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Large Cap Growth Fund  |  Annual Report 2019

Fund at a Glance
Investment objective
Columbia Large Cap Growth Fund (the Fund) seeks long-term capital appreciation.
Portfolio management
John Wilson, CFA
Lead Portfolio Manager
Managed Fund since 2005
Tchintcia Barros, CFA
Portfolio Manager
Managed Fund since 2015
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2019 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended July 31, 2019)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	11/01/98	7.84	12.90	14.30
	Including sales charges		1.63	11.57	13.63
Advisor Class*		11/08/12	8.11	13.18	14.59
Class C	Excluding sales charges	11/18/02	7.03	12.06	13.45
	Including sales charges		6.06	12.06	13.45
Class E	Excluding sales charges	09/22/06	7.71	12.79	14.18
	Including sales charges		2.86	11.75	13.66
Institutional Class		12/14/90	8.11	13.18	14.58
Institutional 2 Class*		03/07/11	8.17	13.28	14.70
Institutional 3 Class		07/15/09	8.24	13.34	14.78
Class R*		09/27/10	7.57	12.62	14.01
Class V	Excluding sales charges	12/14/90	7.84	12.90	14.27
	Including sales charges		1.64	11.57	13.59
Russell 1000 Growth Index			10.82	14.25	15.74
Returns for Class A and Class V shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. Returns for Class E shares are shown with and without the maximum sales charge of 4.50%. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Institutional Class shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Russell 1000 Growth Index, an unmanaged index, measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Large Cap Growth Fund | Annual Report 2019	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (July 31, 2009 — July 31, 2019)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Large Cap Growth Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Top 10 holdings (%) (at July 31, 2019)
Microsoft Corp.	6.6
Amazon.com, Inc.	5.9
Apple, Inc.	5.4
Facebook, Inc., Class A	4.0
Visa, Inc., Class A	3.6
Alphabet, Inc., Class C	3.1
Adobe, Inc.	3.0
Alphabet, Inc., Class A	2.9
PayPal Holdings, Inc.	2.4
Nike, Inc., Class B	2.2
Percentages indicated are based upon total investments excluding Money Market Funds and investments in derivatives, if any.
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at July 31, 2019)
Common Stocks	99.5
Money Market Funds	0.5
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at July 31, 2019)
Communication Services	14.5
Consumer Discretionary	16.0
Consumer Staples	2.6
Financials	3.5
Health Care	15.9
Industrials	8.1
Information Technology	36.3
Materials	1.5
Real Estate	1.6
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Large Cap Growth Fund | Annual Report 2019

Manager Discussion of Fund Performance
For the 12-month period that ended July 31, 2019, the Fund’s Class A shares returned 7.84% excluding sales charges. The Fund underperformed its benchmark, the Russell 1000 Growth Index, which returned 10.82% over the same period. Industrials, technology and consumer staples stocks were major contributors to the Fund’s gains. Disappointing results from consumer discretionary, communication services and materials holdings generally accounted for the Fund’s shortfall relative to the benchmark.
Trade concerns, interest rates drove financial markets
Optimism prevailed early in the 12-month period ended July 31, 2019 as positive global economic conditions, the impact of broad U.S. corporate tax cuts and moves to reduce regulation in a number of industries buoyed confidence. The labor markets added 164,000 jobs per month, on average, and manufacturing activity remained solid. Unemployment fell to a 50-year low of 3.7%.
However, the economic backdrop looked less rosy as the period wore on. U.S. growth slowed from above 3.0% to 2.3% (annualized). European economies transitioned to a slower pace of growth, struggling with rising interest rates, trade tensions and uncertainty surrounding the U.K.’s departure from the European Union (Brexit). At the same time, China’s economic conditions weakened and emerging markets came under pressure, driven by trade and tariff concerns and a rising U.S. dollar.
With global uncertainties on the rise, investors sold stocks and other risky assets late in 2018. Stock markets rebounded early in 2019, as the Federal Reserve (the Fed) backed away from additional rate hikes, then dipped again in the final months of the period as trade concerns amplified. On the last day of the period, the Fed lowered its key short-term borrowing rate by 25 basis points (a basis point is one hundredth of one percent).
Bonds generally outperformed equities for the 12-month period. The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of investment-grade bonds, returned 8.08%. The S&P 500 Index, a broad measure of U.S. stock returns, gained 7.99%, led by growth stocks, which solidly outperformed value stocks for the period.
Contributors and detractors
Gains from industrials, technology and consumer staples stocks boosted relative results for the period. In the industrials sector, the Fund benefited from a position in L3Technologies, a leading defense communications systems company. It completed a merger with Harris Corporation, which we believe has the potential to strengthen the newly combined company’s long-term growth prospects. The transaction was viewed favorably by investors. A position in Ingersoll-Rand PLC, a leading manufacturer of heating and cooling equipment, did well on the announcement that it would sell its industrial division, a smaller and less profitable arm of the company. That left Ingersoll-Rand as a pure play on the heating, ventilation and air conditioning (HVAC) market, which investors seemed to favor. Finally, the Fund had no exposure to Boeing or 3M. Boeing slid on issues related to two crashes and subsequent worldwide grounding of the 737 Max airplane and questions about its certification process. Shares of 3M declined after a profit warning.
In the technology sector, Pay Pal Holdings, Inc., Visa, Inc. and Zebra Technologies Corp. were solid contributors to relative performance. The Fund was overweight in the payment services industry, where Pay Pal and Visa were standout performers. Both companies delivered strong revenue and earnings in a favorable industry environment, driven by strong global demand. Zebra Technologies is the leading provider of barcoding and hand-held scanning equipment, inventory management and tracking applications. Strong revenue and profit growth helped Zebra gain market share. We trimmed the Fund’s position as the stock moved closer to our price target.
The Fund’s returns from consumer discretionary, communications services and materials stocks lagged the benchmark. In the consumer discretionary sector, Alibaba Group Holdings Ltd., ADR, the leading China-based internet retailer, underperformed on concerns about China’s currency and sustainability of underlying e-commerce growth. We continue to hold the position, believing the company’s longer term business prospects remain strong, based partially on the shift to a more consumer driven Chinese economy. The Fund lost ground with a position in luxury brand retailer PVH Corp. Softness across Calvin Klein, which is one of PVH’s most lucrative brands, hurt overall results. We sold the stock. The Fund had no exposure
Columbia Large Cap Growth Fund | Annual Report 2019	5

Manager Discussion of Fund Performance  (continued)
to either Starbucks or McDonalds, which enjoyed solid results for the period. A position in Canada Goose Holdings, Inc. also detracted from relative returns, as investors bid shares lower on a disappointing quarterly report. We continue to believe the brand is well positioned with solid long-term prospects in the specialty retailing market, and we continue to own the stock.
In the communication services sector, a position in Electronic Arts, Inc. weighed on relative performance. A long-term Fund holding, the company did not live up to expectations with several new game titles and faced increased competition. However, we remain confident in the company’s prospects and continue to hold the stock. Alphabet, Inc. (Google) underperformed as concerns mounted that the company might be facing increased regulation. The Fund has more exposure to Alphabet than the benchmark, which amplified the impact of its modest loss for the period. In the materials sector, which accounts for just 1.75% of the benchmark, the Fund lost ground with positions in Albemarle Corp. and Eastman Chemical Co., neither of which is in the benchmark. Albemarle is the leading provider of lithium for electric vehicle batteries. Concerns about the impact of weaker economic conditions on the roll-out of electric vehicles in China weighed on Albemarle shares. However, we believe the long-term outlook for the industry is strong and continue to own the stock. Eastman Chemical, a specialty chemical company, was hurt by broad economic concerns and a weaker profit outlook. We trimmed the Fund’s position but continue to own the stock.
At period’s end
At the close out the reporting period, our strategy remains unchanged. We continue to look for ideas where our internal research conviction is high and where we can find a differentiated research view combined with strong management and an attractive risk/return profile. We seek opportunities in companies that we believe have the potential to drive consistent organic revenue and earnings growth and where those growth prospects may be underestimated by the market.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Growth securities, at times, may not perform as well as value securities or the stock market in general and may be out of favor with investors. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Large Cap Growth Fund | Annual Report 2019

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
February 1, 2019 — July 31, 2019
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,132.20	1,019.64	5.50	5.21	1.04
Advisor Class	1,000.00	1,000.00	1,133.50	1,020.88	4.18	3.96	0.79
Class C	1,000.00	1,000.00	1,128.00	1,015.92	9.44	8.95	1.79
Class E	1,000.00	1,000.00	1,131.70	1,019.14	6.03	5.71	1.14
Institutional Class	1,000.00	1,000.00	1,133.60	1,020.88	4.18	3.96	0.79
Institutional 2 Class	1,000.00	1,000.00	1,134.00	1,021.12	3.92	3.71	0.74
Institutional 3 Class	1,000.00	1,000.00	1,134.40	1,021.42	3.60	3.41	0.68
Class R	1,000.00	1,000.00	1,131.00	1,018.40	6.82	6.46	1.29
Class V	1,000.00	1,000.00	1,132.10	1,019.64	5.50	5.21	1.04
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Columbia Large Cap Growth Fund | Annual Report 2019	7

Portfolio of Investments
July 31, 2019
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 99.5%
Issuer	Shares	Value ($)
Communication Services 14.4%
Entertainment 2.8%
Electronic Arts, Inc.(a)	480,105	44,409,713
Walt Disney Co. (The)	398,400	56,975,184
Total		101,384,897
Interactive Media & Services 9.9%
Alphabet, Inc., Class A(a)	86,419	105,275,626
Alphabet, Inc., Class C(a)	91,273	111,050,033
Facebook, Inc., Class A(a)	749,973	145,667,256
Total		361,992,915
Media 0.6%
DISH Network Corp., Class A(a)	609,048	20,622,365
Wireless Telecommunication Services 1.1%
T-Mobile U.S.A., Inc.(a)	519,900	41,451,627
Total Communication Services		525,451,804
Consumer Discretionary 15.9%
Hotels, Restaurants & Leisure 0.3%
Norwegian Cruise Line Holdings Ltd.(a)	242,302	11,979,411
Internet & Direct Marketing Retail 9.0%
Alibaba Group Holding Ltd., ADR(a)	300,342	51,992,204
Amazon.com, Inc.(a)	113,705	212,262,220
Booking Holdings, Inc.(a)	31,594	59,605,556
Chewy, Inc., Class A(a)	59,622	2,000,914
Total		325,860,894
Multiline Retail 1.0%
Target Corp.	424,000	36,633,600
Specialty Retail 2.6%
Burlington Stores, Inc.(a)	205,200	37,089,900
Ulta Beauty, Inc.(a)	164,800	57,556,400
Total		94,646,300
Textiles, Apparel & Luxury Goods 3.0%
Canada Goose Holdings, Inc.(a)	326,324	15,268,700
Nike, Inc., Class B	916,000	78,803,480
Tapestry, Inc.	502,900	15,554,697
Total		109,626,877
Total Consumer Discretionary		578,747,082
Common Stocks (continued)
Issuer	Shares	Value ($)
Consumer Staples 2.6%
Food & Staples Retailing 1.5%
Costco Wholesale Corp.	204,100	56,256,083
Food Products 1.1%
Mondelez International, Inc., Class A	731,800	39,143,982
Total Consumer Staples		95,400,065
Financials 3.5%
Banks 1.1%
Citigroup, Inc.	546,000	38,853,360
Capital Markets 1.1%
BlackRock, Inc.	84,739	39,630,736
Insurance 1.3%
Allstate Corp. (The)	439,400	47,191,560
Total Financials		125,675,656
Health Care 15.8%
Biotechnology 3.2%
Alexion Pharmaceuticals, Inc.(a)	318,134	36,041,401
BioMarin Pharmaceutical, Inc.(a)	305,800	24,256,056
Exact Sciences Corp.(a)	190,800	21,962,988
Vertex Pharmaceuticals, Inc.(a)	202,065	33,668,070
Total		115,928,515
Health Care Equipment & Supplies 6.4%
Abbott Laboratories	765,200	66,648,920
Baxter International, Inc.	625,800	52,548,426
Danaher Corp.	195,143	27,417,591
Edwards Lifesciences Corp.(a)	231,767	49,331,606
Medtronic PLC	370,300	37,748,382
Total		233,694,925
Health Care Providers & Services 1.9%
Guardant Health, Inc.(a)	216,300	20,330,037
Humana, Inc.	160,100	47,509,675
Total		67,839,712
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Large Cap Growth Fund | Annual Report 2019

Portfolio of Investments  (continued)
July 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Life Sciences Tools & Services 2.5%
Bio-Techne Corp.	122,800	25,806,420
Illumina, Inc.(a)	97,400	29,159,612
Thermo Fisher Scientific, Inc.	129,748	36,028,425
Total		90,994,457
Pharmaceuticals 1.8%
Allergan PLC	109,600	17,590,800
Bristol-Myers Squibb Co.	1,096,500	48,695,565
Total		66,286,365
Total Health Care		574,743,974
Industrials 8.0%
Aerospace & Defense 2.7%
L3 Harris Technologies, Inc.	237,380	49,280,088
Northrop Grumman Corp.	142,600	49,278,282
Total		98,558,370
Electrical Equipment 1.0%
AMETEK, Inc.	430,500	38,577,105
Industrial Conglomerates 1.6%
Honeywell International, Inc.	333,300	57,480,918
Machinery 1.2%
Ingersoll-Rand PLC	352,500	43,590,150
Road & Rail 1.5%
Norfolk Southern Corp.	278,200	53,169,584
Total Industrials		291,376,127
Information Technology 36.2%
Electronic Equipment, Instruments & Components 1.6%
Corning, Inc.	768,800	23,640,600
Zebra Technologies Corp., Class A(a)	156,101	32,920,140
Total		56,560,740
IT Services 8.5%
Fidelity National Information Services, Inc.	208,100	27,729,325
Fiserv, Inc.(a)	269,100	28,371,213
FleetCor Technologies, Inc.(a)	32,006	9,095,145
PayPal Holdings, Inc.(a)	792,700	87,514,080
Square, Inc., Class A(a)	306,100	24,613,501
Visa, Inc., Class A	730,426	130,015,828
Total		307,339,092
Common Stocks (continued)
Issuer	Shares	Value ($)
Semiconductors & Semiconductor Equipment 5.9%
Broadcom, Inc.	150,331	43,594,487
Lam Research Corp.	231,800	48,355,798
NVIDIA Corp.	320,760	54,118,627
NXP Semiconductors NV	436,700	45,150,413
Teradyne, Inc.	427,000	23,796,710
Total		215,016,035
Software 14.8%
Adobe, Inc.(a)	360,600	107,768,916
Microsoft Corp.	1,745,338	237,837,209
Palo Alto Networks, Inc.(a)	211,700	47,958,518
PTC, Inc.(a)	192,763	13,065,476
Salesforce.com, Inc.(a)	361,105	55,790,723
ServiceNow, Inc.(a)	151,467	42,015,431
VMware, Inc., Class A	205,400	35,840,246
Total		540,276,519
Technology Hardware, Storage & Peripherals 5.4%
Apple, Inc.	923,462	196,734,344
Total Information Technology		1,315,926,730
Materials 1.5%
Chemicals 1.5%
Albemarle Corp.	356,800	26,032,128
Eastman Chemical Co.	394,959	29,760,161
Total		55,792,289
Total Materials		55,792,289
Real Estate 1.6%
Equity Real Estate Investment Trusts (REITS) 1.6%
American Tower Corp.	161,100	34,091,982
Equinix, Inc.	48,700	24,452,270
Total		58,544,252
Total Real Estate		58,544,252
Total Common Stocks (Cost $2,108,830,836)		3,621,657,979

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Growth Fund | Annual Report 2019	9

Portfolio of Investments  (continued)
July 31, 2019
Money Market Funds 0.4%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.361%(b),(c)	16,742,368	16,740,694
Total Money Market Funds (Cost $16,742,664)		16,740,694
Total Investments in Securities (Cost: $2,125,573,500)		3,638,398,673
Other Assets & Liabilities, Net		2,482,075
Net Assets		3,640,880,748
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at July 31, 2019.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended July 31, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.361%
	44,882,689	623,746,234	(651,886,555)	16,742,368	(2,241)	2,380	1,297,442	16,740,694
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Large Cap Growth Fund | Annual Report 2019

Portfolio of Investments  (continued)
July 31, 2019
Fair value measurements  (continued)
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at July 31, 2019:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	525,451,804	—	—	525,451,804
Consumer Discretionary	578,747,082	—	—	578,747,082
Consumer Staples	95,400,065	—	—	95,400,065
Financials	125,675,656	—	—	125,675,656
Health Care	574,743,974	—	—	574,743,974
Industrials	291,376,127	—	—	291,376,127
Information Technology	1,315,926,730	—	—	1,315,926,730
Materials	55,792,289	—	—	55,792,289
Real Estate	58,544,252	—	—	58,544,252
Total Common Stocks	3,621,657,979	—	—	3,621,657,979
Money Market Funds	16,740,694	—	—	16,740,694
Total Investments in Securities	3,638,398,673	—	—	3,638,398,673
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Growth Fund | Annual Report 2019	11

Statement of Assets and Liabilities
July 31, 2019
Assets
Investments in securities, at value
Unaffiliated issuers (cost $2,108,830,836)	$3,621,657,979
Affiliated issuers (cost $16,742,664)	16,740,694
Cash	87,208
Receivable for:
Investments sold	31,864,328
Capital shares sold	526,489
Dividends	794,420
Prepaid expenses	25,035
Trustees’ deferred compensation plan	353,389
Other assets	43,170
Total assets	3,672,092,712
Liabilities
Payable for:
Investments purchased	28,365,191
Capital shares purchased	2,061,892
Management services fees	66,248
Distribution and/or service fees	17,309
Transfer agent fees	244,463
Compensation of chief compliance officer	113
Other expenses	103,359
Trustees’ deferred compensation plan	353,389
Total liabilities	31,211,964
Net assets applicable to outstanding capital stock	$3,640,880,748
Represented by
Paid in capital	1,926,794,537
Total distributable earnings (loss) (Note 2)	1,714,086,211
Total - representing net assets applicable to outstanding capital stock	$3,640,880,748
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Large Cap Growth Fund | Annual Report 2019

Statement of Assets and Liabilities  (continued)
July 31, 2019
Class A
Net assets	$1,932,367,182
Shares outstanding	44,495,792
Net asset value per share	$43.43
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$46.08
Advisor Class
Net assets	$12,088,431
Shares outstanding	260,352
Net asset value per share	$46.43
Class C
Net assets	$78,292,771
Shares outstanding	2,209,639
Net asset value per share	$35.43
Class E
Net assets	$15,874,578
Shares outstanding	367,858
Net asset value per share	$43.15
Maximum sales charge	4.50%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class E shares)	$45.18
Institutional Class
Net assets	$975,663,517
Shares outstanding	21,501,613
Net asset value per share	$45.38
Institutional 2 Class
Net assets	$13,783,265
Shares outstanding	303,353
Net asset value per share	$45.44
Institutional 3 Class
Net assets	$394,049,397
Shares outstanding	8,643,937
Net asset value per share	$45.59
Class R
Net assets	$13,233,310
Shares outstanding	308,352
Net asset value per share	$42.92
Class V
Net assets	$205,528,297
Shares outstanding	4,778,409
Net asset value per share	$43.01
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class V shares)	$45.63
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Growth Fund | Annual Report 2019	13

Statement of Operations
Year Ended July 31, 2019
Net investment income
Income:
Dividends — unaffiliated issuers	$31,984,439
Dividends — affiliated issuers	1,297,442
Interest	6,057
Interfund lending	326
Foreign taxes withheld	(29,835)
Total income	33,258,429
Expenses:
Management services fees	23,352,733
Distribution and/or service fees
Class A	4,690,124
Class C	762,133
Class E	55,149
Class R	71,018
Class T	691
Class V	494,681
Transfer agent fees
Class A	2,157,948
Advisor Class	14,615
Class C	87,710
Class E	18,127
Institutional Class	1,082,500
Institutional 2 Class	7,753
Institutional 3 Class	29,060
Class R	16,351
Class T	315
Class V	227,569
Compensation of board members	62,734
Custodian fees	23,291
Printing and postage fees	207,424
Registration fees	148,104
Audit fees	32,936
Legal fees	75,257
Compensation of chief compliance officer	1,394
Other	121,005
Total expenses	33,740,622
Net investment loss	(482,193)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	286,205,699
Investments — affiliated issuers	(2,241)
Foreign currency translations	(516)
Net realized gain	286,202,942
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(22,809,796)
Investments — affiliated issuers	2,380
Foreign currency translations	364
Net change in unrealized appreciation (depreciation)	(22,807,052)
Net realized and unrealized gain	263,395,890
Net increase in net assets resulting from operations	$262,913,697
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Large Cap Growth Fund | Annual Report 2019

Statement of Changes in Net Assets
	Year Ended July 31, 2019	Year Ended July 31, 2018
Operations
Net investment loss	$(482,193)	$(1,616,179)
Net realized gain	286,202,942	251,807,025
Net change in unrealized appreciation (depreciation)	(22,807,052)	333,931,469
Net increase in net assets resulting from operations	262,913,697	584,122,315
Distributions to shareholders
Net investment income and net realized gains
Class A	(147,850,760)
Advisor Class	(1,038,548)
Class C	(7,122,236)
Class E	(1,257,746)
Institutional Class	(71,433,534)
Institutional 2 Class	(946,487)
Institutional 3 Class	(30,691,913)
Class R	(1,153,898)
Class T	(57,006)
Class V	(15,653,992)
Net investment income
Advisor Class		(22,659)
Institutional Class		(1,508,466)
Institutional 2 Class		(62,104)
Institutional 3 Class		(1,081,036)
Net realized gains
Class A		(112,241,817)
Advisor Class		(855,291)
Class C		(7,326,924)
Class E		(992,652)
Institutional Class		(53,828,606)
Institutional 2 Class		(1,668,444)
Institutional 3 Class		(24,933,309)
Class K		(4,285)
Class R		(1,580,732)
Class T		(52,395)
Class V		(12,101,679)
Total distributions to shareholders (Note 2)	(277,206,120)	(218,260,399)
Decrease in net assets from capital stock activity	(91,690,891)	(152,557,783)
Total increase (decrease) in net assets	(105,983,314)	213,304,133
Net assets at beginning of year	3,746,864,062	3,533,559,929
Net assets at end of year	$3,640,880,748	$3,746,864,062
Excess of distributions over net investment income	$(2,363,876)	$(3,685,921)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Growth Fund | Annual Report 2019	15

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	July 31, 2019		July 31, 2018
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	1,426,450	57,174,126	2,102,312	89,098,132
Distributions reinvested	3,747,968	141,673,196	2,745,341	107,425,195
Redemptions	(5,735,870)	(233,967,816)	(5,885,043)	(243,404,688)
Net decrease	(561,452)	(35,120,494)	(1,037,390)	(46,881,361)
Advisor Class
Subscriptions	102,168	4,406,560	208,562	9,112,391
Distributions reinvested	22,737	917,219	19,245	797,718
Redemptions	(178,940)	(7,737,359)	(188,110)	(8,398,940)
Net increase (decrease)	(54,035)	(2,413,580)	39,697	1,511,169
Class B
Redemptions	—	—	(74)	(2,385)
Net decrease	—	—	(74)	(2,385)
Class C
Subscriptions	521,838	17,351,564	400,529	14,085,343
Distributions reinvested	213,974	6,631,057	209,315	6,886,462
Redemptions	(593,560)	(19,909,665)	(1,535,106)	(55,326,412)
Net increase (decrease)	142,252	4,072,956	(925,262)	(34,354,607)
Class E
Subscriptions	1,887	73,512	1,585	66,866
Distributions reinvested	33,469	1,257,746	25,479	992,652
Redemptions	(54,195)	(2,208,191)	(55,739)	(2,298,436)
Net decrease	(18,839)	(876,933)	(28,675)	(1,238,918)
Class F
Redemptions	—	—	(76)	(2,621)
Net decrease	—	—	(76)	(2,621)
Institutional Class
Subscriptions	1,438,810	61,794,580	1,902,143	81,613,462
Distributions reinvested	1,681,110	66,286,145	1,257,477	51,028,399
Redemptions	(3,500,069)	(148,204,061)	(8,751,776)	(363,040,287)
Net decrease	(380,149)	(20,123,336)	(5,592,156)	(230,398,426)
Institutional 2 Class
Subscriptions	112,453	4,784,662	212,123	9,197,173
Distributions reinvested	23,971	946,152	42,628	1,730,288
Redemptions	(111,991)	(4,720,036)	(604,968)	(26,497,611)
Net increase (decrease)	24,433	1,010,778	(350,217)	(15,570,150)
Institutional 3 Class
Subscriptions	510,725	21,835,021	6,212,215	254,221,819
Distributions reinvested	374,684	14,829,998	292,172	11,885,552
Redemptions	(1,624,010)	(69,881,542)	(1,583,443)	(68,842,946)
Net increase (decrease)	(738,601)	(33,216,523)	4,920,944	197,264,425
Class K
Distributions reinvested	—	—	101	4,118
Redemptions	—	—	(1,805)	(80,309)
Net decrease	—	—	(1,704)	(76,191)
Class R
Subscriptions	124,132	4,823,223	138,681	5,589,740
Distributions reinvested	10,431	390,237	5,896	229,133
Redemptions	(192,102)	(7,708,150)	(530,901)	(21,760,491)
Net decrease	(57,539)	(2,494,690)	(386,324)	(15,941,618)
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Large Cap Growth Fund | Annual Report 2019

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	July 31, 2019		July 31, 2018
	Shares	Dollars ($)	Shares	Dollars ($)
Class T
Distributions reinvested	1,498	56,748	1,332	52,258
Redemptions	(19,011)	(696,978)	(10,607)	(435,208)
Net decrease	(17,513)	(640,230)	(9,275)	(382,950)
Class V
Subscriptions	103,032	3,910,111	88,665	3,488,181
Distributions reinvested	311,108	11,644,762	232,297	9,008,492
Redemptions	(428,066)	(17,443,712)	(462,579)	(18,980,823)
Net decrease	(13,926)	(1,888,839)	(141,617)	(6,484,150)
Total net decrease	(1,675,369)	(91,690,891)	(3,512,129)	(152,557,783)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Growth Fund | Annual Report 2019	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 7/31/2019	$43.86	(0.04)	2.98	2.94	—	(3.37)	(3.37)
Year Ended 7/31/2018	$39.81	(0.05)	6.62	6.57	—	(2.52)	(2.52)
Year Ended 7/31/2017	$33.82	0.06	6.47	6.53	(0.08)	(0.46)	(0.54)
Year Ended 7/31/2016	$37.69	0.00 (d)	(0.36)	(0.36)	—	(3.51)	(3.51)
Year Ended 7/31/2015	$34.51	0.03	7.24	7.27	(0.09)	(4.00)	(4.09)
Advisor Class
Year Ended 7/31/2019	$46.53	0.07	3.20	3.27	—	(3.37)	(3.37)
Year Ended 7/31/2018	$42.06	0.05	7.00	7.05	(0.06)	(2.52)	(2.58)
Year Ended 7/31/2017	$35.69	0.15	6.84	6.99	(0.16)	(0.46)	(0.62)
Year Ended 7/31/2016	$39.49	0.07	(0.36)	(0.29)	—	(3.51)	(3.51)
Year Ended 7/31/2015	$35.98	0.06	7.63	7.69	(0.18)	(4.00)	(4.18)
Class C
Year Ended 7/31/2019	$36.70	(0.29)	2.39	2.10	—	(3.37)	(3.37)
Year Ended 7/31/2018	$33.95	(0.30)	5.57	5.27	—	(2.52)	(2.52)
Year Ended 7/31/2017	$29.06	(0.18)	5.53	5.35	—	(0.46)	(0.46)
Year Ended 7/31/2016	$33.11	(0.21)	(0.33)	(0.54)	—	(3.51)	(3.51)
Year Ended 7/31/2015	$30.90	(0.21)	6.42	6.21	—	(4.00)	(4.00)
Class E
Year Ended 7/31/2019	$43.65	(0.08)	2.95	2.87	—	(3.37)	(3.37)
Year Ended 7/31/2018	$39.67	(0.10)	6.60	6.50	—	(2.52)	(2.52)
Year Ended 7/31/2017	$33.70	0.02	6.45	6.47	(0.04)	(0.46)	(0.50)
Year Ended 7/31/2016	$37.60	(0.03)	(0.36)	(0.39)	—	(3.51)	(3.51)
Year Ended 7/31/2015	$34.44	(0.00) (d)	7.22	7.22	(0.06)	(4.00)	(4.06)
Institutional Class
Year Ended 7/31/2019	$45.56	0.06	3.13	3.19	—	(3.37)	(3.37)
Year Ended 7/31/2018	$41.23	0.06	6.86	6.92	(0.07)	(2.52)	(2.59)
Year Ended 7/31/2017	$35.00	0.15	6.70	6.85	(0.16)	(0.46)	(0.62)
Year Ended 7/31/2016	$38.79	0.09	(0.37)	(0.28)	—	(3.51)	(3.51)
Year Ended 7/31/2015	$35.41	0.13	7.43	7.56	(0.18)	(4.00)	(4.18)
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Large Cap Growth Fund | Annual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 7/31/2019	$43.43	7.84%	1.04%	1.04%	(0.10%)	35%	$1,932,367
Year Ended 7/31/2018	$43.86	17.26%	1.05%	1.05% (c)	(0.13%)	32%	$1,976,097
Year Ended 7/31/2017	$39.81	19.61%	1.09%	1.09% (c)	0.16%	29%	$1,835,075
Year Ended 7/31/2016	$33.82	(0.99%)	1.10%	1.10% (c)	0.01%	45%	$1,809,727
Year Ended 7/31/2015	$37.69	22.51%	1.11%	1.11% (c)	0.09%	59%	$1,870,452
Advisor Class
Year Ended 7/31/2019	$46.43	8.11%	0.79%	0.79%	0.15%	35%	$12,088
Year Ended 7/31/2018	$46.53	17.52%	0.80%	0.80% (c)	0.12%	32%	$14,629
Year Ended 7/31/2017	$42.06	19.92%	0.84%	0.84% (c)	0.40%	29%	$11,552
Year Ended 7/31/2016	$35.69	(0.76%)	0.85%	0.85% (c)	0.21%	45%	$9,217
Year Ended 7/31/2015	$39.49	22.80%	0.86%	0.86% (c)	0.17%	59%	$6,506
Class C
Year Ended 7/31/2019	$35.43	7.03%	1.79%	1.79%	(0.86%)	35%	$78,293
Year Ended 7/31/2018	$36.70	16.37%	1.80%	1.80% (c)	(0.87%)	32%	$75,872
Year Ended 7/31/2017	$33.95	18.72%	1.84%	1.84% (c)	(0.58%)	29%	$101,600
Year Ended 7/31/2016	$29.06	(1.73%)	1.86%	1.86% (c)	(0.74%)	45%	$109,092
Year Ended 7/31/2015	$33.11	21.59%	1.86%	1.86% (c)	(0.67%)	59%	$85,724
Class E
Year Ended 7/31/2019	$43.15	7.71%	1.14%	1.14%	(0.20%)	35%	$15,875
Year Ended 7/31/2018	$43.65	17.14%	1.15%	1.15% (c)	(0.23%)	32%	$16,877
Year Ended 7/31/2017	$39.67	19.50%	1.19%	1.19% (c)	0.06%	29%	$16,478
Year Ended 7/31/2016	$33.70	(1.08%)	1.20%	1.20% (c)	(0.09%)	45%	$14,797
Year Ended 7/31/2015	$37.60	22.37%	1.21%	1.21% (c)	(0.00%) (d)	59%	$16,539
Institutional Class
Year Ended 7/31/2019	$45.38	8.11%	0.79%	0.79%	0.15%	35%	$975,664
Year Ended 7/31/2018	$45.56	17.54%	0.80%	0.80% (c)	0.13%	32%	$996,845
Year Ended 7/31/2017	$41.23	19.92%	0.84%	0.84% (c)	0.40%	29%	$1,132,702
Year Ended 7/31/2016	$35.00	(0.74%)	0.85%	0.85% (c)	0.26%	45%	$957,955
Year Ended 7/31/2015	$38.79	22.80%	0.86%	0.86% (c)	0.34%	59%	$1,049,380
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Growth Fund | Annual Report 2019	19

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 2 Class
Year Ended 7/31/2019	$45.59	0.09	3.13	3.22	—	(3.37)	(3.37)
Year Ended 7/31/2018	$41.25	0.08	6.87	6.95	(0.09)	(2.52)	(2.61)
Year Ended 7/31/2017	$35.02	0.18	6.70	6.88	(0.19)	(0.46)	(0.65)
Year Ended 7/31/2016	$38.77	0.09	(0.33)	(0.24)	—	(3.51)	(3.51)
Year Ended 7/31/2015	$35.39	0.09	7.51	7.60	(0.22)	(4.00)	(4.22)
Institutional 3 Class
Year Ended 7/31/2019	$45.70	0.11	3.15	3.26	—	(3.37)	(3.37)
Year Ended 7/31/2018	$41.35	0.09	6.88	6.97	(0.10)	(2.52)	(2.62)
Year Ended 7/31/2017	$35.10	0.16	6.76	6.92	(0.21)	(0.46)	(0.67)
Year Ended 7/31/2016	$38.83	0.13	(0.35)	(0.22)	—	(3.51)	(3.51)
Year Ended 7/31/2015	$35.44	0.07	7.57	7.64	(0.25)	(4.00)	(4.25)
Class R
Year Ended 7/31/2019	$43.49	(0.14)	2.94	2.80	—	(3.37)	(3.37)
Year Ended 7/31/2018	$39.59	(0.14)	6.56	6.42	—	(2.52)	(2.52)
Year Ended 7/31/2017	$33.65	(0.04)	6.44	6.40	—	(0.46)	(0.46)
Year Ended 7/31/2016	$37.60	(0.07)	(0.37)	(0.44)	—	(3.51)	(3.51)
Year Ended 7/31/2015	$34.44	(0.07)	7.24	7.17	(0.01)	(4.00)	(4.01)
Class V
Year Ended 7/31/2019	$43.47	(0.04)	2.95	2.91	—	(3.37)	(3.37)
Year Ended 7/31/2018	$39.48	(0.05)	6.56	6.51	—	(2.52)	(2.52)
Year Ended 7/31/2017	$33.55	0.06	6.41	6.47	(0.08)	(0.46)	(0.54)
Year Ended 7/31/2016	$37.41	0.00 (d)	(0.35)	(0.35)	—	(3.51)	(3.51)
Year Ended 7/31/2015	$34.27	0.03	7.19	7.22	(0.08)	(4.00)	(4.08)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Rounds to zero.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Large Cap Growth Fund | Annual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 2 Class
Year Ended 7/31/2019	$45.44	8.17%	0.74%	0.74%	0.20%	35%	$13,783
Year Ended 7/31/2018	$45.59	17.63%	0.73%	0.73%	0.19%	32%	$12,715
Year Ended 7/31/2017	$41.25	20.02%	0.74%	0.74%	0.49%	29%	$25,954
Year Ended 7/31/2016	$35.02	(0.64%)	0.76%	0.76%	0.28%	45%	$21,789
Year Ended 7/31/2015	$38.77	22.95%	0.75%	0.75%	0.25%	59%	$3,879
Institutional 3 Class
Year Ended 7/31/2019	$45.59	8.24%	0.69%	0.69%	0.26%	35%	$394,049
Year Ended 7/31/2018	$45.70	17.65%	0.69%	0.69%	0.20%	32%	$428,819
Year Ended 7/31/2017	$41.35	20.09%	0.69%	0.69%	0.41%	29%	$184,471
Year Ended 7/31/2016	$35.10	(0.58%)	0.69%	0.69%	0.39%	45%	$24,530
Year Ended 7/31/2015	$38.83	23.03%	0.71%	0.71%	0.19%	59%	$2,750
Class R
Year Ended 7/31/2019	$42.92	7.57%	1.29%	1.29%	(0.35%)	35%	$13,233
Year Ended 7/31/2018	$43.49	16.96%	1.30%	1.30% (c)	(0.35%)	32%	$15,911
Year Ended 7/31/2017	$39.59	19.29%	1.34%	1.34% (c)	(0.10%)	29%	$29,781
Year Ended 7/31/2016	$33.65	(1.22%)	1.36%	1.36% (c)	(0.22%)	45%	$24,920
Year Ended 7/31/2015	$37.60	22.20%	1.36%	1.36% (c)	(0.20%)	59%	$5,421
Class V
Year Ended 7/31/2019	$43.01	7.84%	1.04%	1.04%	(0.11%)	35%	$205,528
Year Ended 7/31/2018	$43.47	17.25%	1.05%	1.05% (c)	(0.13%)	32%	$208,329
Year Ended 7/31/2017	$39.48	19.59%	1.09%	1.09% (c)	0.16%	29%	$194,803
Year Ended 7/31/2016	$33.55	(0.97%)	1.11%	1.11% (c)	0.01%	45%	$179,935
Year Ended 7/31/2015	$37.41	22.49%	1.13%	1.13% (c)	0.08%	59%	$197,026
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Growth Fund | Annual Report 2019	21

Notes to Financial Statements
July 31, 2019
Note 1. Organization
Columbia Large Cap Growth Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional and to certain other investors as also described in the Fund’s prospectus. Class E shares are trust shares which are held in an irrevocable trust until the specified trust termination date and are closed to new investors and new accounts. Class C shares automatically convert to Class A shares after 10 years. Effective December 14, 2018, Class T shares merged, in a tax-free transaction, into Class A shares of the Fund and are no longer offered for sale. Class V shares are available only to investors who received (and who continuously held) Class V shares in connection with previous fund reorganizations.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the official closing price on the principal exchange or market on which they trade. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and
22	Columbia Large Cap Growth Fund | Annual Report 2019

Notes to Financial Statements  (continued)
July 31, 2019
foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Columbia Large Cap Growth Fund | Annual Report 2019	23

Notes to Financial Statements  (continued)
July 31, 2019
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. Management does not expect the implementation of this guidance to have a material impact on the financial statement amounts and footnote disclosures.
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
24	Columbia Large Cap Growth Fund | Annual Report 2019

Notes to Financial Statements  (continued)
July 31, 2019
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years, with early adoption permitted. After evaluation, Management determined to adopt the ASU effective for periods ending July 31, 2019 and all subsequent periods. As a result of the amendments, management implemented disclosure changes which include removal of the amount and reasons for transfers between level 1 and level 2 of the fair value hierarchy, removal of the policy for the timing of transfers between levels, removal of the description of the level 3 valuation processes, as well as modifications to the measurement uncertainty disclosure.
Disclosure Update and Simplification
In September 2018, the Securities and Exchange Commission (SEC) released Final Rule 33-10532, Disclosure Update and Simplification, which amends certain financial statement disclosure requirements that the SEC determined to be redundant, outdated, or superseded in light of other SEC disclosure requirements, GAAP, or changes in the information environment. As a result of the amendments, management implemented disclosure changes which included removing the components of distributable earnings presented on the Statement of Assets and Liabilities and combining income and gain distributions paid to shareholders as presented on the Statement of Changes in Net Assets. Any values presented to meet prior year requirements were left unchanged. The amendments had no effect on the Fund’s net assets or results of operation.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.77% to 0.57% as the Fund’s net assets increase. The effective management services fee rate for the year ended July 31, 2019 was 0.66% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Deferred Plan) which may be terminated at any time. Obligations of the Deferred Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
Columbia Large Cap Growth Fund | Annual Report 2019	25

Notes to Financial Statements  (continued)
July 31, 2019
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended July 31, 2019, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.12
Advisor Class	0.12
Class C	0.12
Class E	0.12
Institutional Class	0.12
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.12
Class T	0.04 (a)
Class V	0.12

(a)	Unannualized.
The Fund and certain other associated investment companies have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). SDC was the legacy Seligman funds’ former transfer agent.
The lease and the Guaranty expired on January 31, 2019. SDC is owned by six associated investment companies, including the Fund. The Fund’s ownership interest in SDC at July 31, 2019 is recorded as a part of other assets in the Statement of Assets and Liabilities at a cost of $43,170, which approximates the fair value of the ownership interest.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended July 31, 2019, no minimum account balance fees were charged by the Fund.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class C, Class E and Class T shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.10%, 0.75%, 0.10%, 0.50% and 0.25% of the average daily net assets attributable to Class A, Class C, Class E, Class R and Class T shares of the Fund, respectively. As a result of all Class T shares of the Fund being redeemed or converted to Class A shares, December 14, 2018 was the last day the Fund paid a distribution and shareholder services fee for Class T shares.
26	Columbia Large Cap Growth Fund | Annual Report 2019

Notes to Financial Statements  (continued)
July 31, 2019
Although the Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services), the Fund currently limits such fees to an aggregate fee of not more than 0.25% of the Fund’s average daily net assets attributable to Class A shares.
Although the Fund may have paid a distribution fee up to 0.25% of the Fund’s average daily net assets attributable to Class T shares and a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class T shares, the aggregate fee shall not exceed 0.25% of the Fund’s average daily net assets attributable to Class T shares.
Shareholder services fees
The Fund has adopted a shareholder services plan that permits it to pay for certain services provided to Class V shareholders by their selling and/or servicing agents. The Fund may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund’s average daily net assets attributable to Class V shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.25% of the Fund’s average daily net assets attributable to Class V shares.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended July 31, 2019, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00 (a)	606,438
Class C	—	1.00 (b)	6,804
Class E	4.50	1.00 (b)	1,306
Class T	2.50	—	—
Class V	5.75	0.50 - 1.00 (a)	14,663

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	December 1, 2018 through November 30, 2019	Prior to December 1, 2018
Class A	1.15%	1.19%
Advisor Class	0.90	0.94
Class C	1.90	1.94
Class E	1.25	1.29
Institutional Class	0.90	0.94
Institutional 2 Class	0.84	0.87
Institutional 3 Class	0.80	0.83
Class R	1.40	1.44
Class V	1.15	1.19
Columbia Large Cap Growth Fund | Annual Report 2019	27

Notes to Financial Statements  (continued)
July 31, 2019
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At July 31, 2019, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, post-October capital losses, late-year ordinary losses, trustees’ deferred compensation, foreign currency transactions and net operating loss reclassification. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
1,804,238	(1,613,605)	(190,633)
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended July 31, 2019			Year Ended July 31, 2018
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
—	277,206,120	277,206,120	7,462,707	210,797,692	218,260,399
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At July 31, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
—	213,791,277	—	1,507,404,750
At July 31, 2019, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
2,130,993,923	1,563,180,037	(55,775,287)	1,507,404,750
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
28	Columbia Large Cap Growth Fund | Annual Report 2019

Notes to Financial Statements  (continued)
July 31, 2019
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of July 31, 2019, the Fund will elect to treat the following late-year ordinary losses and post-October capital losses as arising on August 1, 2019.
Late year ordinary losses ($)	Post-October capital losses ($)
2,005,769	4,745,940
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,236,653,984 and $1,562,690,896, respectively, for the year ended July 31, 2019. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended July 31, 2019 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Days outstanding
Lender	1,000,000	2.93	4
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at July 31, 2019.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other
Columbia Large Cap Growth Fund | Annual Report 2019	29

Notes to Financial Statements  (continued)
July 31, 2019
funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended July 31, 2019.
Note 9. Significant risks
Shareholder concentration risk
At July 31, 2019, affiliated shareholders of record owned 41.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Technology and technology-related investment risk
The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors) than if it were invested in a wider variety of companies in unrelated sectors. Companies in the technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to
30	Columbia Large Cap Growth Fund | Annual Report 2019

Notes to Financial Statements  (continued)
July 31, 2019
estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Large Cap Growth Fund | Annual Report 2019	31

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia Large Cap Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Large Cap Growth Fund (one of the funds constituting Columbia Funds Series Trust I, hereafter referred to as the "Fund") as of July 31, 2019, the related statement of operations for the year ended July 31, 2019, the statement of changes in net assets for each of the two years in the period ended July 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended July 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2019 and the financial highlights for each of the five years in the period ended July 31, 2019 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
September 20, 2019
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
32	Columbia Large Cap Growth Fund | Annual Report 2019

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended July 31, 2019. Shareholders will be notified in early 2020 of the amounts for use in preparing 2019 income tax returns.
Capital gain dividend
$304,561,785
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Columbia Large Cap Growth Fund | Annual Report 2019	33

TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	69	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines, December 2002-May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	69	Spartan Nash Company, (food distributor); former Director, Nash Finch Company (food distributor), 2005-2013; Aircastle Limited (aircraft leasing); former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and Travelport Worldwide Limited (travel information technology)
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	69	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	69	Director, CSX Corporation (transportation suppliers); Genworth Financial, Inc. (financial and insurance products and services); PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
34	Columbia Large Cap Growth Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College, August 2007-June 2018; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College, August 1999-October 2005; University Professor, Boston College, November 2005-August 2007	69	Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP, 1988-2014	69	Former Director, M Fund, Inc. (M Funds mutual fund family), July 2018-July 2019
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry, 1994-1997, President – Application Systems Division, 1991-1994, Chief Financial Officer – US Marketing & Services, 1988-1991, and Chief Information Officer, 1987-1988, IBM Corporation (computer and technology)	69	Former Director, Enesco Group, Inc. (producer of giftware and home and garden decor products), 2001-2006
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Adjunct Professor of Finance, Bentley University since November 2017; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2009-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	69	Director, The Autism Project since March 2015; former Trustee, New Century Portfolios, March 2015-December 2017; formerly on Board of Governors, Gateway Healthcare, January 2016 – December 2017
Columbia Large Cap Growth Fund | Annual Report 2019	35

TRUSTEES AND OFFICERS  (continued)
Consultants to the Independent Trustees*  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Olive Darragh c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1962	Independent Trustee Consultant 2019	Independent Trustee Consultant, Columbia Funds since June 2019; Managing Director of Darragh Inc. (a strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio (an investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company, 2001-2004	69	Director, University of Edinburgh Business School; former Director, Boston Public Library Foundation
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	69	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions)
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Olive Darragh was appointed consultant to the Independent Trustees effective June 10, 2019. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton, Ms. Darragh and Ms. Trunow as a Trustee at a future shareholder meeting.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	190	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, August 2006 - January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
36	Columbia Large Cap Growth Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer (Principal Financial Officer) (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002 (previously Treasurer and Chief Accounting Officer, January 2009 - January 2019 and December 2015 - January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President — Pricing and Corporate Actions, May 2010 - March 2017).
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Large Cap Growth Fund | Annual Report 2019	37

Board Consideration and Approval of Management
Agreement
On June 12, 2019, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Series Trust I (the Trust) unanimously approved the continuation of the Management Agreement (the Management Agreement) with Columbia Management Investment Advisers, LLC (the Investment Manager) with respect to Columbia Large Cap Growth Fund (the Fund), a series of the Trust. As detailed below, the Board’s Advisory Fees and Expenses Committee (the Committee) and the Board met on multiple occasions to review and discuss, among themselves, with the management team of the Investment Manager and with an independent fee consultant, materials provided by the Investment Manager, the independent fee consultant and others before determining to approve the continuation of the Management Agreement.
In connection with their deliberations regarding the continuation of the Management Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Management Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 5, 2019, April 25, 2019 and June 11, 2019 and at Board meetings held on March 6, 2019 and June 12, 2019. In addition, the Board and its various committees consider matters bearing on the Management Agreement at other meetings throughout the year and in prior years and meet regularly with senior management of the Trust and the Investment Manager. Through the Board’s Investment Oversight Committees, Trustees also meet with selected portfolio managers of the funds the Trustees oversee and with other investment personnel at various times throughout the year. The Committee and the Board also consulted with the independent fee consultant, Fund counsel and the Independent Trustees’ independent legal counsel, who advised on various matters with respect to the Committee’s and the Board’s considerations and otherwise assisted the Committee and the Board in their deliberations. On June 11, 2019, the Committee recommended that the Board approve the continuation of the Management Agreement. On June 12, 2019, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement for the Fund.
The Committee and the Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to recommend for approval or approve the continuation of the Management Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Management Agreement for the Fund included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund through November 30, 2019 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	The terms and conditions of the Management Agreement;
•	The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of distribution, transfer agency and shareholder services to the Fund;
•	Descriptions of various functions performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding the management fees of similarly-managed portfolios of other clients of the Investment Manager, including institutional accounts and collective trusts;
•	Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
38	Columbia Large Cap Growth Fund | Annual Report 2019

Board Consideration and Approval of Management
Agreement  (continued)
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager’s compliance system by the Fund’s Chief Compliance Officer; and
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund.
Nature, extent and quality of services provided under the Management Agreement
The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Management Agreement and under separate agreements for the provision of transfer agency and shareholder services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager’s ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager’s investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.
The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager’s experience with funds using an investment strategy similar to that used by the Investment Manager for the Fund. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates and the resources dedicated by the Investment Manager and its affiliates to risk management, and considered the Investment Manager’s ability to provide administrative services to the Fund and coordinate the activities of the Fund’s other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks, information that compared the performance of the Fund to the performance of a group of comparable mutual funds as determined by the independent third-party data provider, and information and analysis provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons. Although the Fund’s performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Committee and the Board concluded that other factors relevant to performance were sufficient, in light of other considerations, to support continuation of the Management Agreement. Those factors included one or more of the following: (i) that the Fund’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund’s investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund’s investment strategy; (iii) that the Fund’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that the Investment Manager had taken or was taking steps designed to help improve the Fund’s investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.
The Committee and the Board noted that, through December 31, 2018, the Fund’s performance was in the eighty-fifth, ninetieth and sixty-second percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five-year periods, respectively.
Columbia Large Cap Growth Fund | Annual Report 2019	39

Board Consideration and Approval of Management
Agreement  (continued)
The Committee and the Board also considered the Investment Manager’s performance and reputation generally, the Investment Manager’s historical responsiveness to Board concerns about performance, and the Investment Manager’s willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager was sufficient, in light of other considerations, to support the continuation of the Management Agreement.
Investment management fee rates and other expenses
The Committee and the Board considered the management fees charged to the Fund under the Management Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Management Agreement, the Committee and the Board considered, among other information, the Fund’s total expense ratio as a percentage of average daily net assets. The Committee and the Board considered data provided by the independent third-party data provider and the independent fee consultant. The Committee and the Board noted that, as of December 31, 2018, the Fund’s actual management fee and net total expense ratio were ranked in the third and second quintiles, respectively, (where the lowest fees and expenses would be in the first quintile) against the Fund’s expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.
The Committee and the Board also received and considered information about the management fees charged by the Investment Manager to institutional accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. The Committee and the Board also received and considered information about the fees charged by the Investment Manager for sub-advisory services it provides to comparable unaffiliated funds. In evaluating the Fund’s management fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the management fee rates and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
Costs of services provided and profitability
The Committee and the Board also took note of the costs the Investment Manager and its affiliates incur in connection with the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, and the efforts undertaken by the Investment Manager and its affiliates to manage efficiently their costs to provide such services.
The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager’s affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability to the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2018 to profitability levels realized in 2017. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. In addition, the Committee and the Board considered information provided by the Investment Manager regarding the Investment Manager’s financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies. In this regard, the Committee and the Board also considered data provided by the independent fee consultant.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
40	Columbia Large Cap Growth Fund | Annual Report 2019

Board Consideration and Approval of Management
Agreement  (continued)
Economies of scale
The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager’s investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Committee and the Board noted that the management fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.
In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as noted above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Management Agreement.
Other benefits to the Investment Manager
The Committee and the Board received and considered information regarding “fall-out” or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager’s affiliates to provide distribution, transfer agency and shareholder services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund’s distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund’s securities transactions, and reviewed information about the Investment Manager’s practices with respect to considering brokerage and research services when allocating portfolio transactions. In this connection, the Board also noted that the amount of research made available to the Investment Manager by reason of brokerage commissions had been declining over time, and may decline further. The Committee and the Board recognized that the Investment Manager’s profitability would be somewhat lower without these benefits.
Conclusion
The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Management Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement.
Columbia Large Cap Growth Fund | Annual Report 2019	41

Additional information
The Fund mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
42	Columbia Large Cap Growth Fund | Annual Report 2019

[THIS PAGE INTENTIONALLY LEFT BLANK]

Columbia Large Cap Growth Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2019 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN174_07_J01_(09/19)

Annual Report
July 31, 2019
Columbia Oregon Intermediate Municipal Bond Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Oregon Intermediate Municipal Bond Fund  |  Annual Report 2019

Fund at a Glance
Investment objective
Columbia Oregon Intermediate Municipal Bond Fund (the Fund) seeks a high level of income exempt from federal and Oregon income tax by investing at least 80% of its net assets (plus any borrowings for investment purposes) in municipal securities issued by the State of Oregon (and its political subdivisions, agencies, authorities and instrumentalities).
Portfolio management
Paul Fuchs, CFA
Lead Portfolio Manager
Managed Fund since 2016
Anders Myhran
Portfolio Manager
Managed Fund since May 2019
Deborah Vargo
Portfolio Manager
Managed Fund since 2017
Average annual total returns (%) (for the period ended July 31, 2019)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	11/01/02	5.94	2.50	3.19
	Including sales charges		2.72	1.87	2.87
Advisor Class*		03/19/13	6.21	2.77	3.45
Class C	Excluding sales charges	10/13/03	5.46	2.04	2.75
	Including sales charges		4.46	2.04	2.75
Institutional Class		07/02/84	6.20	2.75	3.45
Institutional 2 Class*		11/08/12	6.33	2.81	3.48
Institutional 3 Class*		03/01/17	6.37	2.79	3.47
Bloomberg Barclays 3-15 Year Blend Municipal Bond Index			7.03	3.36	4.10
Returns for Class A shares are shown with and without the maximum initial sales charge of 3.00%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products /mutual-funds/appended-performance for more information.
The Bloomberg Barclays 3–15 Year Blend Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990, with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2019	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (July 31, 2009 — July 31, 2019)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Oregon Intermediate Municipal Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Quality breakdown (%) (at July 31, 2019)
AAA rating	9.5
AA rating	55.4
A rating	23.5
BBB rating	3.9
BB rating	0.7
C rating	1.8
Not rated	5.2
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.
4	Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2019

Manager Discussion of Fund Performance
For the 12-month period ended July 31, 2019, Class A shares of the Fund returned 5.94% excluding sales charges. Institutional Class shares of the Fund returned 6.20%. The Fund underperformed its benchmark, the Bloomberg Barclays 3-15 Year Blend Municipal Bond Index, which gained 7.03% for the same time period.
Market overview
Municipal bonds generated healthy gains in the 12-month reporting period, with the bulk of the rally occurring from November 2018 onward. After an initial advance in August 2018, the tax-exempt market moved lower over the next two months. During this time, U.S. Treasury yields climbed on indications that the U.S. Federal Reserve (Fed) would take a more aggressive approach to raising interest rates in 2019 than investors had been expecting. (Prices and yields move in opposite directions.)
Sentiment turned positive in early November, causing yields to fall sharply through the end of 2018. The fixed-income markets were boosted by the combination of slowing global growth, volatility in higher risk assets, and expectations that the Fed would in fact adopt a more accommodative stance. In addition, various geopolitical factors — including the U.S-China trade dispute, negotiations surrounding Brexit (the U.K.’s exit from the European Union), and the U.S. government shutdown — fueled a “flight to quality” into bonds. Municipals rallied as a result, helping the national indexes finish 2018 in positive territory.
The rally continued into the New Year, leading to the largest first-quarter gain for the tax-exempt market since 2014. The first quarter was also the sixth-best for municipals in the past 30 years, due in part to the backdrop of slow global growth and the increasingly accommodative policies of the world’s major central banks. Supply-and-demand factors were highly favorable as well. Municipal bond mutual funds experienced record inflows, fueled by strong demand resulting from the cap on state and local tax deductions in the Tax Cuts and Jobs Act of 2017. At the same time, new-issue supply was limited. Trends in the Treasury market were also supportive, as yields fell in anticipation of a more accommodative Fed. These developments propelled municipals higher through the spring and into July 2019, helping them post a solid gain for the full 12 months.
Longer term bonds outpaced shorter term issues in the annual period, while lower quality securities outperformed their higher rated counterparts. The “risk-on” environment of January 2019 to May 2019 contributed to robust investor demand for higher yielding, lower rated debt. This trend reversed in June and July 2019, however, as growing investor risk aversion led to outperformance for higher quality issues.
Oregon municipal bond market posted a healthy gain
Oregon intermediate-term municipal bonds performed closely in line with the national index. The state has a higher quality credit profile, which was a headwind in the environment of the past 12 months, but this factor was offset by the market’s higher average maturity and longer duration (interest-rate sensitivity). The national index also had the benefit of very strong return contributions from lower quality states such as New Jersey, Connecticut and Illinois.
Although Oregon’s economic expansion slowed somewhat, it remained at a pace that matched the country as a whole. Since China is now the top destination for the state’s exports, the intensifying trade war began to have some impact on the economy. The state’s fiscal condition remained on solid ground, with a significant budget surplus in the 2017-2019 interval, but its latest economic forecast had a more cautious tone. On the positive side, both job growth and housing prices continued to outperform the national averages.
We will be keeping a close eye on a 2020 ballot measure to increase the cigarette tax from $1.33 to $3.33 per pack and impose a tax on nicotine inhalant delivery systems, such as e-cigarettes. The measure, if approved, would dedicate the revenues to the Oregon Health Authority for medical and health programs, potentially strengthening the state’s financial position.
Contributors and detractors
The Fund’s short duration (interest rate sensitivity) compared to the benchmark, which is national in scope, detracted from relative performance. The Fund also had just under 5% of net assets in pre-refunded and/or escrowed-to-maturity bonds. Most of these securities mature in one to two years and are of the highest credit quality, since they are backed by either
Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2019	5

Manager Discussion of Fund Performance  (continued)
U.S. Treasuries or U.S. government agency bonds. This portion of the portfolio was very low yielding and contributed little to total return, which detracted from performance in the rising market. We reduced the Fund’s weighting in this area from about 9.5% of net assets to 5% during the course of the period.
Positions in the hospital and education sectors detracted from relative performance as well. On the other hand, the Fund benefited by having its three largest sector weightings in the strong-performing local general obligation, transportation and water & sewer categories. Positions in bonds rated below-investment-grade also performed well. An overweight in zero-coupon issues was a further benefit, as their longer duration was beneficial at a time of falling yields.
Fund positioning
We continued to emphasize bottom-up, issue-by-issue credit research and maintaining a competitive dividend yield for shareholders. As always, we closely analyzed what effect new purchases would have on the portfolio, while seeking to manage capital gains in order to minimize tax consequences.
We added market exposure over the period by lengthening the Fund’s average maturity by approximately 0.5 years. Much of the catalyst for this move was the shift in the Fed’s policy stance. As part of the change, we reduced the portfolio’s holdings in bonds with maturities of two years and less. We had been holding an above-average weighting in this area in response to the Fed’s tightening cycle, but we saw less of a benefit in maintaining the position following the Fed’s pivot to a more accommodative posture.
We continued to take a cautious approach with regard to security selection given the ongoing uncertainty surrounding the U.S. economic outlook. The Fund’s overall quality and sector positioning was relatively stable over the course of the reporting period. We closed the period with an average credit quality of AA, which compared with AA- for the state as a whole.
Fixed-income securities present issuer default risk. The Fund invests substantially in municipal securities and will be affected by tax, legislative, regulatory, demographic or political changes, as well as changes impacting a state’s financial, economic or other conditions. A relatively small number of tax-exempt issuers may necessitate the Fund investing more heavily in a single issuer and, therefore, be more exposed to the risk of loss than a Fund that invests more broadly. The value of the Fund’s portfolio may be more volatile than a more geographically diversified fund. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Federal and state tax rules apply to capital gain distributions and any gains or losses on sales. Income may be subject to state or local taxes. Liquidity risk is associated with the difficulty of selling underlying investments at a desirable time or price. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2019

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
February 1, 2019 — July 31, 2019
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,040.20	1,020.73	4.15	4.11	0.82
Advisor Class	1,000.00	1,000.00	1,041.50	1,021.97	2.89	2.86	0.57
Class C	1,000.00	1,000.00	1,037.90	1,018.50	6.42	6.36	1.27
Institutional Class	1,000.00	1,000.00	1,041.50	1,021.97	2.89	2.86	0.57
Institutional 2 Class	1,000.00	1,000.00	1,042.50	1,022.12	2.73	2.71	0.54
Institutional 3 Class	1,000.00	1,000.00	1,042.70	1,022.36	2.48	2.46	0.49
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2019	7

Portfolio of Investments
July 31, 2019
(Percentages represent value of investments compared to net assets)
Investments in securities
Floating Rate Notes 2.4%
Issue Description	Effective Yield	Principal Amount ($)	Value ($)
Variable Rate Demand Notes 2.4%
City of Minneapolis/St. Paul Housing & Redevelopment Authority(a),(b)
Revenue Bonds
Allina Health Systems
Series 2009B-2 (JPMorgan Chase Bank)
11/15/2035	1.480%	1,600,000	1,600,000
New York City Water & Sewer System(a),(b)
Revenue Bonds
2nd General Resolution
Series 2013 (JPMorgan Chase Bank)
06/15/2050	1.480%	1,655,000	1,655,000
Series 2016BB (State Street Bank and Trust Co.)
06/15/2049	1.490%	1,000,000	1,000,000
06/15/2049	1.490%	1,000,000	1,000,000
Ohio Higher Educational Facility Commission(a),(b)
Revenue Bonds
Cleveland Clinic Health System Obligation
Series 2013 (Wells Fargo Bank)
01/01/2039	1.420%	1,000,000	1,000,000
Triborough Bridge & Tunnel Authority(a),(b)
Refunding Revenue Bonds
General
Subordinated Series 2018-B-3 (State Street Bank and Trust Co.)
01/01/2032	1.450%	1,400,000	1,400,000
Series 2018C (State Street Bank and Trust Co.)
01/01/2032	1.450%	1,000,000	1,000,000
Total			8,655,000
Total Floating Rate Notes (Cost $8,655,000)			8,655,000

Municipal Bonds 96.3%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Airport 3.7%
Port of Portland
Refunding Revenue Bonds
Portland International Airport
Series 2015-23
07/01/2028	5.000%	1,240,000	1,485,222
07/01/2031	5.000%	1,750,000	2,067,993
07/01/2032	5.000%	2,000,000	2,355,600
Revenue Bonds
Passenger Facility Charge
Series 2011
07/01/2027	5.500%	6,635,000	7,195,923
Total			13,104,738
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Charter Schools 0.2%
Oregon State Facilities Authority(c)
Revenue Bonds
Redmond Proficiency Academy Project
Series 2015
06/15/2025	4.750%	200,000	208,514
06/15/2035	5.500%	540,000	563,593
Total			772,107
Higher Education 4.6%
City of Forest Grove
Refunding Revenue Bonds
Campus Improvement Pacific University Project
Series 2014
05/01/2034	5.250%	1,000,000	1,073,510
Series 2015
05/01/2030	5.000%	550,000	623,161
05/01/2036	5.000%	1,500,000	1,663,725
Oak Tree Foundation Project
Series 2017
03/01/2024	5.000%	250,000	277,115
03/01/2025	5.000%	200,000	225,334
Oregon Health & Science University(d)
Revenue Bonds
Capital Appreciation-Independent School District
Series 1996A (NPFGC)
07/01/2021	0.000%	3,515,000	3,351,096
Oregon Health & Science University
Revenue Bonds
Series 2012E
07/01/2032	5.000%	7,000,000	7,680,750
Oregon State Facilities Authority
Refunding Revenue Bonds
Reed College Project
Series 2017A
07/01/2032	4.000%	250,000	285,142
University of Portland
Series 2015A
04/01/2030	5.000%	500,000	583,070
04/01/2031	5.000%	530,000	615,950
Total			16,378,853
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2019

Portfolio of Investments  (continued)
July 31, 2019
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Hospital 11.7%
Astoria Hospital Facilities Authority
Refunding Revenue Bonds
Columbia Memorial Hospital
Series 2012
08/01/2021	4.000%	725,000	760,387
08/01/2026	5.000%	1,200,000	1,309,236
08/01/2027	5.000%	1,260,000	1,371,611
08/01/2031	5.000%	2,860,000	3,089,029
Hospital Facilities Authority of Multnomah County
Revenue Bonds
Adventist Health West
Series 2009A
09/01/2021	5.000%	3,685,000	3,696,350
Klamath Falls Intercommunity Hospital Authority
Refunding Revenue Bonds
Sky Lakes Medical Center Project
Series 2012
09/01/2022	5.000%	500,000	552,250
Series 2016
09/01/2028	5.000%	265,000	319,087
09/01/2030	5.000%	830,000	990,572
09/01/2031	5.000%	500,000	592,290
09/01/2032	5.000%	270,000	318,476
Oregon Health & Science University
Refunding Revenue Bonds
Series 2016B
07/01/2034	5.000%	7,500,000	8,943,900
Oregon State Facilities Authority
Refunding Revenue Bonds
Legacy Health Project
Series 2011A
05/01/2020	5.250%	5,000,000	5,148,200
Series 2016A
06/01/2033	5.000%	1,600,000	1,904,368
06/01/2034	5.000%	3,185,000	3,778,875
PeaceHealth Project
Series 2014A
11/15/2029	5.000%	1,600,000	1,847,440
Samaritan Health Services Project
Series 2010A
10/01/2022	5.000%	3,450,000	3,606,940
Salem Hospital Facility Authority
Refunding Revenue Bonds
Salem Health Project
Series 2016A
05/15/2029	5.000%	1,000,000	1,200,480
05/15/2030	5.000%	1,000,000	1,194,800
05/15/2031	5.000%	1,025,000	1,214,840
Total			41,839,131
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Independent Power 1.7%
Western Generation Agency
Revenue Bonds
Wauna Cogeneration Project
Series 2006A
01/01/2020	5.000%	3,235,000	3,235,259
01/01/2021	5.000%	3,000,000	3,000,150
Total			6,235,409
Local General Obligation 36.0%
Benton & Linn Counties Consolidated School District No. 509J & 509A Corvallis(d)
Unlimited General Obligation Bonds
Series 2018A
06/15/2038	0.000%	500,000	588,200
Blue Mountain Community College District
Unlimited General Obligation Bonds
Series 2015
06/15/2029	4.000%	1,000,000	1,127,940
Boardman Park & Recreation District
Unlimited General Obligation Bonds
Series 2015
06/15/2035	5.250%	3,400,000	3,800,588
Canyonville South Umpqua Rural Fire Protection District
Unlimited General Obligation Bonds
Series 2001
07/01/2031	5.400%	610,000	611,074
Central Oregon Community College
Limited General Obligation Bonds
Series 2014
06/01/2029	5.000%	500,000	580,820
Unlimited General Obligation Bonds
Series 2010
06/15/2024	4.750%	2,580,000	2,660,780
Chemeketa Community College
Unlimited General Obligation Refunding Bonds
Series 2014
06/15/2026	5.000%	1,100,000	1,287,847
Chemeketa Community College District
Unlimited General Obligation Refunding Bonds
Series 2015
06/15/2026	4.000%	1,745,000	2,000,503
City of Hillsboro
Limited General Obligation Refunding Bonds
Series 2012
06/01/2025	4.000%	1,875,000	2,017,969
City of Lebanon
Unlimited General Obligation Refunding Bonds
Series 2015
06/01/2026	5.000%	1,675,000	1,992,881
06/01/2027	5.000%	1,715,000	2,033,767

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2019	9

Portfolio of Investments  (continued)
July 31, 2019
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of Madras
Unlimited General Obligation Refunding Bonds
Series 2013
02/15/2024	4.000%	660,000	706,504
02/15/2027	4.500%	500,000	547,625
City of Portland
Limited General Obligation Bonds
Limited Tax Sellwood Bridge Project
Series 2014
06/01/2024	5.000%	1,985,000	2,343,630
Limited Tax General Obligation Refunding Bonds
Series 2011A
06/01/2023	5.000%	6,140,000	6,573,054
Unlimited General Obligation Refunding Bonds
Public Safety Projects and Emergency Facilities
Series 2014
06/15/2024	5.000%	1,885,000	2,228,108
City of Portland(d)
Limited Tax General Obligation Bonds
Series 2001B
06/01/2020	0.000%	4,000,000	3,961,440
City of Redmond
Limited General Obligation Bonds
Series 2014A
06/01/2027	5.000%	685,000	795,484
City of Salem
Unlimited General Obligation Refunding Bonds
Series 2017
06/01/2030	4.000%	2,000,000	2,317,160
City of Sisters
Limited General Obligation Refunding Bonds
Series 2016
12/01/2035	4.000%	620,000	682,384
Clackamas Community College District(d)
Unlimited General Obligation Bonds
Convertible Deferred Interest
Series 2017A
06/15/2038	0.000%	760,000	873,886
Clackamas County School District No. 108 Estacada
Unlimited General Obligation Refunding Bonds
Series 2005 (AGM)
06/15/2025	5.500%	2,485,000	3,080,505
Clackamas County School District No. 12 North Clackamas
Unlimited General Obligation Bonds
Series 2017B
06/15/2033	5.000%	3,500,000	4,296,005
Unlimited General Obligation Refunding Bonds
Series 2014
06/15/2029	5.000%	1,500,000	1,750,215
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Clatsop County School District No. 1-C
Unlimited General Obligation Bonds
Astoria
06/15/2035	5.000%	1,000,000	1,257,040
Clatsop County School District No. 30 Warrenton-Hammond(d)
Unlimited General Obligation Bonds
Deferred Interest
06/15/2035	0.000%	1,000,000	601,360
Coos County School District No. 9 Coos Bay
Unlimited General Obligation Bonds
Series 2018
06/15/2034	5.000%	500,000	622,650
06/15/2035	5.000%	1,000,000	1,240,650
Deschutes & Jefferson Counties School District No. 2J Redmond(d)
Unlimited General Obligation Bonds
Series 2004B (NPFGC)
06/15/2022	0.000%	2,335,000	2,246,480
Jackson County School District No. 4(d)
Unlimited General Obligation Bonds
Series 2018A
06/15/2033	0.000%	1,000,000	648,560
Jackson County School District No. 5 Ashland
Unlimited General Obligation Bonds
Series 2019
06/15/2036	5.000%	3,000,000	3,781,560
Jackson County School District No. 549C Medford
Unlimited General Obligation Refunding Bonds
Series 2015
12/15/2023	5.000%	1,000,000	1,163,550
Jackson County School District No. 6 Central Point
Unlimited General Obligation Bonds
Series 2019A
06/15/2036	4.000%	1,145,000	1,312,926
Jackson County School District No. 9 Eagle Point
Unlimited General Obligation Refunding Bonds
Series 2005 (NPFGC)
06/15/2020	5.500%	1,000,000	1,037,600
06/15/2021	5.500%	1,410,000	1,522,828
Jefferson County School District No. 509J
Unlimited General Obligation Bonds
Madras
Series 2013B
06/15/2028	5.000%	2,095,000	2,383,335
Klamath Falls City Schools
Unlimited General Obligation Refunding Bonds
Series 2015A
06/15/2028	4.000%	500,000	561,260
Lane Community College
Unlimited General Obligation Bonds
Series 2012
06/15/2023	5.000%	1,000,000	1,109,210

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2019

Portfolio of Investments  (continued)
July 31, 2019
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Lane County School District No. 1 Pleasant Hill(d)
Unlimited General Obligation Bonds
Series 2014B
06/15/2029	0.000%	1,775,000	1,438,655
Lane County School District No. 19 Springfield
Unlimited General Obligation Bonds
Series 2015A
06/15/2031	5.000%	2,000,000	2,364,920
Lane County School District No. 19 Springfield(d)
Unlimited General Obligation Bonds
Series 2015B
06/15/2033	0.000%	3,770,000	2,585,692
Unlimited General Obligation Refunding Bonds
Series 2015D
06/15/2024	0.000%	2,305,000	2,136,435
06/15/2028	0.000%	1,480,000	1,225,248
Linn & Benton Counties School District No. 8J Greater Albany
Unlimited General Obligation Bonds
Series 2017
06/15/2030	5.000%	1,000,000	1,247,790
Marion County School District No. 15 North Marion
Unlimited General Obligation Bonds
Series 2018B
06/15/2032	5.000%	1,000,000	1,258,120
06/15/2033	5.000%	240,000	300,965
Multnomah & Clackamas Counties School District No. 10JT Gresham-Barlow(d)
Unlimited General Obligation Bonds
Series 2017A
06/15/2033	0.000%	4,000,000	2,568,280
Multnomah & Clackamas Counties School District No. 10JT Gresham-Barlow
Unlimited General Obligation Bonds
Series 2017B
06/15/2031	5.000%	3,000,000	3,704,310
Multnomah County School District No. 7 Reynolds(d)
Unlimited General Obligation Bonds
Deferred Interest
Series 2015B
06/15/2030	0.000%	4,000,000	2,853,560
Oregon City School District No. 62
Unrefunded Unlimited General Obligation Refunding Revenue Bonds
School Building Guaranty
Series 2014
06/01/2034	5.000%	990,000	1,132,491
Polk Marion & Benton Counties School District No. 13J Central
Unlimited General Obligation Refunding Bonds
Series 2015
02/01/2027	4.000%	750,000	849,877
02/01/2028	4.000%	1,000,000	1,123,490
Portland Community College District
Unlimited General Obligation Bonds
Series 2018
06/15/2029	5.000%	1,000,000	1,225,430
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Unlimited General Obligation Refunding Bonds
Series 2016
06/15/2027	5.000%	2,100,000	2,584,743
Salem-Keizer School District No. 24J
Unlimited General Obligation Bonds
Series 2018
06/15/2035	4.000%	1,000,000	1,146,710
Umatilla County School District No. 16R Pendleton
Unlimited General Obligation Bonds
Series 2014A
06/15/2030	5.000%	1,110,000	1,287,134
06/15/2031	5.000%	2,890,000	3,348,758
Umatilla County School District No. 8R Hermiston
Unlimited General Obligation Bonds
Series 2010
06/15/2029	4.500%	2,360,000	2,421,313
Union County School District No. 1 La Grande
Unlimited General Obligation Bonds
Series 2015
06/15/2030	4.000%	1,000,000	1,114,230
Washington & Multnomah Counties School District No. 48J Beaverton
Unlimited General Obligation Bonds
Series 2014
06/15/2033	5.000%	4,000,000	4,610,800
Unlimited General Obligation Refunding Bonds
Series 2012-B
06/15/2023	4.000%	4,090,000	4,422,721
Washington Clackamas & Yamhill Counties School District No. 88J(d)
Unlimited General Obligation Bonds
Deferred Interest
Series 2018A
06/15/2037	0.000%	3,500,000	1,879,885
Washington Clackamas & Yamhill Counties School District No. 88J
Unlimited General Obligation Bonds
Sherwood College
Series 2017B
06/15/2031	5.000%	4,500,000	5,582,565
Washington County School District No. 1 West Union
Unlimited General Obligation Bonds
Hillsboro School District No. 1J
Series 2017
06/15/2035	5.000%	2,500,000	3,045,125
Washington County School District No. 15 Forest Grove
Unlimited General Obligation Bonds
Series 2012A
06/15/2024	5.000%	1,780,000	1,977,064
Yamhill Clackamas & Washington Counties School District No. 29J Newberg
Unlimited General Obligation Refunding Bonds
Series 2005 (NPFGC)
06/15/2021	5.500%	1,000,000	1,080,020
Total			128,863,709

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2019	11

Portfolio of Investments  (continued)
July 31, 2019
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Multi-Family 1.1%
Oregon State Facilities Authority
Refunding Revenue Bonds
College Housing Northwest Projects
Series 2013A
10/01/2019	4.000%	780,000	782,784
10/01/2020	4.000%	810,000	829,092
10/01/2022	4.000%	875,000	923,414
Oregon State Facilities Authority(c)
Revenue Bonds
College Housing Northwest Projects
Series 2016A
10/01/2026	4.000%	500,000	507,465
10/01/2036	5.000%	1,000,000	1,049,630
Total			4,092,385
Municipal Power 2.1%
Central Lincoln People’s Utility District JATC, Inc.
Revenue Bonds
Series 2016
12/01/2033	5.000%	350,000	414,848
12/01/2034	5.000%	400,000	472,440
12/01/2035	5.000%	410,000	483,226
12/01/2036	5.000%	440,000	517,519
City of Eugene Electric Utility System
Revenue Bonds
Series 2017
08/01/2029	5.000%	530,000	664,747
08/01/2030	5.000%	420,000	523,114
08/01/2031	5.000%	450,000	556,096
08/01/2032	5.000%	250,000	307,673
Northern Wasco County Peoples Utility District
Revenue Bonds
Series 2016
12/01/2031	5.000%	1,455,000	1,746,189
12/01/2036	5.000%	1,545,000	1,820,242
Total			7,506,094
Other Bond Issue 0.6%
Oregon State Business Development Commission
Revenue Bonds
Intel Corp. Project
Series 2018-232
12/01/2040	2.400%	2,000,000	2,070,880
Pool / Bond Bank 0.7%
Oregon State Bond Bank
Refunding Revenue Bonds
Series 2018A
01/01/2028	5.000%	850,000	1,032,002
01/01/2029	5.000%	1,120,000	1,356,387
Total			2,388,389
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Ports 1.1%
Port of Morrow
Limited General Obligation Refunding Bonds
Series 2016
12/01/2027	5.000%	615,000	691,469
12/01/2028	5.000%	645,000	724,941
12/01/2029	5.000%	340,000	381,466
12/01/2030	5.000%	335,000	375,197
12/01/2031	5.000%	375,000	418,815
12/01/2036	5.000%	1,160,000	1,284,190
Total			3,876,078
Refunded / Escrowed 4.3%
City of Eugene Electric Utility System
Prerefunded 08/01/21 Revenue Bonds
Series 2011A
08/01/2029	5.000%	3,410,000	3,673,423
County of Lane
Prerefunded 11/01/19 Limited General Obligation Bonds
Series 2009A
11/01/2025	5.000%	1,140,000	1,151,092
Oregon City School District No. 62
Prerefunded 06/01/24 Unlimited General Obligation Refunding Revenue Bonds
School Building Guaranty
Series 2014
06/01/2034	5.000%	780,000	918,286
Puerto Rico Public Finance Corp.(e)
Unrefunded Revenue Bonds
Commonwealth Appropriation
Series 2002E Escrowed to Maturity
08/01/2026	6.000%	5,000,000	6,435,600
Tri-County Metropolitan Transportation District of Oregon
Prerefunded 10/01/21 Revenue Bonds
Capital Grant Receipt
Series 2011A
10/01/2025	5.000%	3,000,000	3,247,440
Total			15,425,841
Retirement Communities 3.6%
Clackamas County Hospital Facility Authority
Revenue Bonds
Mary’s Woods at Marylhurst, Inc.
Series 2018
05/15/2025	3.200%	765,000	767,639
05/15/2038	5.000%	220,000	240,130
Hospital Facilities Authority of Multnomah County
Refunding Revenue Bonds
Mirabella at South Waterfront
Series 2014A
10/01/2034	5.125%	4,000,000	4,341,840

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2019

Portfolio of Investments  (continued)
July 31, 2019
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Terwilliger Plaza, Inc.
Series 2012
12/01/2020	5.000%	655,000	672,849
12/01/2022	5.000%	500,000	549,970
Series 2016
12/01/2030	5.000%	325,000	376,467
12/01/2036	5.000%	900,000	1,016,946
Medford Hospital Facilities Authority
Refunding Revenue Bonds
Rogue Valley Manor
Series 2013
10/01/2022	5.000%	625,000	690,169
10/01/2023	5.000%	645,000	730,340
10/01/2024	5.000%	455,000	513,704
Polk County Hospital Facility Authority
Revenue Bonds
Dallas Retirement Village Project
Series 2015A
07/01/2035	5.125%	1,240,000	1,314,115
Salem Hospital Facility Authority
Revenue Bonds
Capital Manor Project
Series 2018
05/15/2033	5.000%	555,000	648,423
05/15/2038	5.000%	500,000	576,305
Yamhill County Hospital Authority
Refunding Revenue Bonds
Friendsview Retirement Community
Series 2016
11/15/2026	4.000%	500,000	532,345
Total			12,971,242
Single Family 1.5%
State of Oregon Housing & Community Services Department
Revenue Bonds
Series 2017D
07/01/2032	3.150%	2,900,000	3,031,747
Single Family Mortgage Program
Series 2010A
07/01/2027	5.250%	55,000	56,064
Series 2011A
07/01/2025	5.250%	2,045,000	2,107,966
Series 2011B
07/01/2028	5.250%	235,000	241,984
Total			5,437,761
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Special Non Property Tax 5.9%
Metro
Revenue Bonds
Convention Center Hotel
Series 2017
06/15/2030	5.000%	435,000	535,568
06/15/2031	5.000%	725,000	887,458
06/15/2032	5.000%	780,000	951,280
Oregon State Lottery
Refunding Revenue Bonds
Series 2014B
04/01/2027	5.000%	1,750,000	2,039,345
Series 2015D
04/01/2027	5.000%	2,500,000	2,992,675
Revenue Bonds
Series 2019A
04/01/2036	5.000%	1,000,000	1,260,550
State of Oregon Department of Transportation
Refunding Revenue Bonds
Senior Lien
Series 2017B
11/15/2026	5.000%	4,000,000	5,014,760
Senior Lien User Tax
Series 2017C
11/15/2026	5.000%	1,000,000	1,253,690
Tri-County Metropolitan Transportation District of Oregon
Refunding Revenue Bonds
Senior Lien
Series 2016
09/01/2031	4.000%	1,000,000	1,140,410
09/01/2032	4.000%	1,250,000	1,426,400
Revenue Bonds
Senior Lien Payroll Tax
Series 2017A
09/01/2032	5.000%	1,595,000	1,945,517
Series 2018A
09/01/2034	5.000%	550,000	678,414
09/01/2035	5.000%	800,000	982,784
Total			21,108,851
Special Property Tax 3.0%
City of Keizer
Special Assessment Bonds
Keizer Station Area
Series 2008A
06/01/2031	5.200%	2,440,000	2,447,515
City of Portland
Refunding Tax Allocation Bonds
Series 2015
06/15/2024	5.000%	1,480,000	1,578,035

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2019	13

Portfolio of Investments  (continued)
July 31, 2019
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Tax Allocation Bonds
Central Eastside
Series 2011B
06/15/2026	5.000%	1,580,000	1,682,542
06/15/2027	5.000%	1,370,000	1,458,379
Lents Town Center
Series 2010B
06/15/2025	5.000%	1,550,000	1,598,716
06/15/2026	5.000%	1,440,000	1,485,259
Veneta Urban Renewal Agency
Revenue Bonds
Urban Renewal
Series 2001
02/15/2021	5.625%	475,000	475,637
Total			10,726,083
State General Obligation 4.4%
State of Oregon
Unlimited General Obligation Bonds
Article XI-Q State Project
Series 2017A
05/01/2026	5.000%	1,250,000	1,545,738
Series 2015F
05/01/2030	5.000%	5,565,000	6,626,802
Series 2019
06/01/2038	5.000%	3,000,000	3,766,860
Series 2019G
08/01/2033	5.000%	1,320,000	1,694,761
Unlimited General Obligation Notes
Higher Education
Series 2016C
08/01/2033	5.000%	750,000	909,720
Series 2016A
08/01/2031	3.500%	500,000	546,050
08/01/2032	3.500%	500,000	540,945
Total			15,630,876
Transportation 3.3%
Tri-County Metropolitan Transportation District of Oregon
Refunding Revenue Bonds
Series 2017
10/01/2026	5.000%	1,235,000	1,522,323
10/01/2027	5.000%	1,485,000	1,860,363
Revenue Bonds
Series 2018A
10/01/2032	5.000%	6,800,000	8,362,504
Total			11,745,190
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Water & Sewer 6.8%
City of Albany
Limited General Obligation Refunding Bonds
Series 2013
08/01/2022	4.000%	1,240,000	1,342,933
08/01/2023	4.000%	1,290,000	1,428,430
City of Beaverton Water
Revenue Bonds
Series 2018
04/01/2034	5.000%	1,125,000	1,405,406
City of Eugene Water Utility System
Refunding Revenue Bonds
Utility System
Series 2016
08/01/2032	4.000%	500,000	562,230
City of Portland Water System
Refunding Revenue Bonds
1st Lien
Series 2016A
04/01/2030	4.000%	7,375,000	8,433,091
Revenue Bonds
Series 2014A
05/01/2028	4.000%	3,390,000	3,776,121
City of Springfield Sewer System
Refunding Revenue Bonds
Series 2017
04/01/2025	4.000%	200,000	229,306
04/01/2026	4.000%	250,000	290,940
04/01/2027	4.000%	270,000	317,806
City of Woodburn Wastewater
Refunding Revenue Bonds
Series 2011A
03/01/2022	5.000%	4,620,000	5,054,003
Clackamas River Water
Revenue Bonds
Series 2016
11/01/2032	5.000%	200,000	234,428
11/01/2033	5.000%	265,000	310,516
11/01/2034	5.000%	250,000	291,835
11/01/2035	5.000%	225,000	262,004
11/01/2036	5.000%	200,000	232,222
Total			24,171,271
Total Municipal Bonds (Cost $325,377,047)			344,344,888

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2019

Portfolio of Investments  (continued)
July 31, 2019
Money Market Funds 0.6%
	Shares	Value ($)
Dreyfus AMT-Free Tax Exempt Cash Management Fund, Institutional Shares, 1.310%(f)	212,311	212,311
JPMorgan Institutional Tax Free Money Market Fund, Institutional Class, 1.264%(f)	1,787,753	1,787,753
Total Money Market Funds (Cost $2,000,064)		2,000,064
Total Investments in Securities (Cost: $336,032,111)		354,999,952
Other Assets & Liabilities, Net		2,676,736
Net Assets		357,676,688
Notes to Portfolio of Investments
(a)	The Fund is entitled to receive principal and interest from the guarantor after a day or a week’s notice or upon maturity. The maturity date disclosed represents the final maturity.
(b)	Represents a variable rate security where the coupon rate adjusts on specified dates (generally daily or weekly) using the prevailing money market rate. The interest rate shown was the current rate as of July 31, 2019.
(c)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At July 31, 2019, the total value of these securities amounted to $2,329,202, which represents 0.65% of total net assets.
(d)	Zero coupon bond.
(e)	Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At July 31, 2019, the total value of these securities amounted to $6,435,600, which represents 1.80% of total net assets.
(f)	The rate shown is the seven-day current annualized yield at July 31, 2019.
Abbreviation Legend
AGM	Assured Guaranty Municipal Corporation
NPFGC	National Public Finance Guarantee Corporation
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2019	15

Portfolio of Investments  (continued)
July 31, 2019
Fair value measurements  (continued)
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at July 31, 2019:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Floating Rate Notes	—	8,655,000	—	8,655,000
Municipal Bonds	—	344,344,888	—	344,344,888
Money Market Funds	2,000,064	—	—	2,000,064
Total Investments in Securities	2,000,064	352,999,888	—	354,999,952
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2019

Statement of Assets and Liabilities
July 31, 2019
Assets
Investments in securities, at value
Unaffiliated issuers (cost $336,032,111)	$354,999,952
Receivable for:
Capital shares sold	769,726
Interest	3,045,845
Expense reimbursement due from Investment Manager	13
Prepaid expenses	2,525
Trustees’ deferred compensation plan	87,644
Total assets	358,905,705
Liabilities
Due to custodian	199
Payable for:
Capital shares purchased	320,648
Distributions to shareholders	755,106
Management services fees	4,583
Distribution and/or service fees	464
Transfer agent fees	23,782
Compensation of chief compliance officer	13
Other expenses	36,578
Trustees’ deferred compensation plan	87,644
Total liabilities	1,229,017
Net assets applicable to outstanding capital stock	$357,676,688
Represented by
Paid in capital	337,923,187
Total distributable earnings (loss) (Note 2)	19,753,501
Total - representing net assets applicable to outstanding capital stock	$357,676,688
Class A
Net assets	$44,184,963
Shares outstanding	3,527,825
Net asset value per share	$12.52
Maximum sales charge	3.00%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$12.91
Advisor Class
Net assets	$1,919,376
Shares outstanding	153,262
Net asset value per share	$12.52
Class C
Net assets	$8,434,453
Shares outstanding	673,433
Net asset value per share	$12.52
Institutional Class
Net assets	$270,831,134
Shares outstanding	21,624,372
Net asset value per share	$12.52
Institutional 2 Class
Net assets	$25,397,433
Shares outstanding	2,030,966
Net asset value per share	$12.51
Institutional 3 Class
Net assets	$6,909,329
Shares outstanding	550,929
Net asset value per share	$12.54
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2019	17

Statement of Operations
Year Ended July 31, 2019
Net investment income
Income:
Dividends — unaffiliated issuers	$24,197
Interest	11,896,223
Total income	11,920,420
Expenses:
Management services fees	1,683,285
Distribution and/or service fees
Class A	99,694
Class C	123,014
Transfer agent fees
Class A	36,008
Advisor Class	1,017
Class C	11,174
Institutional Class	247,873
Institutional 2 Class	14,545
Institutional 3 Class	547
Compensation of board members	17,625
Custodian fees	3,743
Printing and postage fees	18,978
Registration fees	8,117
Audit fees	32,250
Legal fees	7,610
Compensation of chief compliance officer	142
Other	18,449
Total expenses	2,324,071
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(42,894)
Fees waived by distributor
Class C	(36,904)
Total net expenses	2,244,273
Net investment income	9,676,147
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	674,982
Net realized gain	674,982
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	10,707,691
Net change in unrealized appreciation (depreciation)	10,707,691
Net realized and unrealized gain	11,382,673
Net increase in net assets resulting from operations	$21,058,820
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2019

Statement of Changes in Net Assets
	Year Ended July 31, 2019	Year Ended July 31, 2018
Operations
Net investment income	$9,676,147	$11,244,424
Net realized gain	674,982	1,438,852
Net change in unrealized appreciation (depreciation)	10,707,691	(12,012,467)
Net increase in net assets resulting from operations	21,058,820	670,809
Distributions to shareholders
Net investment income and net realized gains
Class A	(1,065,368)
Advisor Class	(32,345)
Class C	(279,988)
Institutional Class	(8,072,205)
Institutional 2 Class	(748,321)
Institutional 3 Class	(195,268)
Net investment income
Class A		(1,023,646)
Advisor Class		(17,973)
Class B		(2)
Class C		(434,858)
Institutional Class		(8,614,649)
Institutional 2 Class		(1,057,248)
Institutional 3 Class		(85,509)
Total distributions to shareholders (Note 2)	(10,393,495)	(11,233,885)
Decrease in net assets from capital stock activity	(36,881,807)	(49,946,991)
Total decrease in net assets	(26,216,482)	(60,510,067)
Net assets at beginning of year	383,893,170	444,403,237
Net assets at end of year	$357,676,688	$383,893,170
Undistributed net investment income	$347,830	$336,818
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2019	19

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	July 31, 2019		July 31, 2018
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	1,452,519	17,705,440	852,699	10,424,739
Distributions reinvested	85,608	1,044,486	81,921	1,003,849
Redemptions	(1,297,009)	(15,713,457)	(1,132,314)	(13,889,439)
Net increase (decrease)	241,118	3,036,469	(197,694)	(2,460,851)
Advisor Class
Subscriptions	149,943	1,834,930	27,082	332,076
Distributions reinvested	2,636	32,335	1,466	17,973
Redemptions	(53,666)	(656,558)	(27,543)	(338,174)
Net increase	98,913	1,210,707	1,005	11,875
Class B
Redemptions	—	—	(838)	(10,465)
Net decrease	—	—	(838)	(10,465)
Class C
Subscriptions	99,484	1,208,215	146,660	1,803,274
Distributions reinvested	21,139	257,128	32,949	403,964
Redemptions	(644,053)	(7,885,811)	(936,705)	(11,465,559)
Net decrease	(523,430)	(6,420,468)	(757,096)	(9,258,321)
Institutional Class
Subscriptions	1,223,749	14,943,926	1,605,164	19,718,945
Distributions reinvested	512,722	6,251,233	536,443	6,573,596
Redemptions	(4,289,357)	(51,966,747)	(4,734,172)	(58,181,728)
Net decrease	(2,552,886)	(30,771,588)	(2,592,565)	(31,889,187)
Institutional 2 Class
Subscriptions	654,326	7,980,093	1,234,296	15,174,745
Distributions reinvested	61,454	748,012	86,278	1,056,972
Redemptions	(1,279,743)	(15,428,770)	(2,158,353)	(26,518,434)
Net decrease	(563,963)	(6,700,665)	(837,779)	(10,286,717)
Institutional 3 Class
Subscriptions	447,178	5,385,704	369,381	4,578,378
Distributions reinvested	10,044	122,566	6,973	85,219
Redemptions	(224,766)	(2,744,532)	(58,694)	(716,922)
Net increase	232,456	2,763,738	317,660	3,946,675
Total net decrease	(3,067,792)	(36,881,807)	(4,067,307)	(49,946,991)
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2019

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Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2019	21

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 7/31/2019	$12.14	0.30	0.41	0.71	(0.31)	(0.02)	(0.33)
Year Ended 7/31/2018	$12.45	0.31	(0.31)	0.00 (c)	(0.31)	—	(0.31)
Year Ended 7/31/2017	$12.82	0.32	(0.37)	(0.05)	(0.32)	—	(0.32)
Year Ended 7/31/2016	$12.54	0.33	0.28	0.61	(0.33)	—	(0.33)
Year Ended 7/31/2015	$12.61	0.34	(0.07)	0.27	(0.34)	—	(0.34)
Advisor Class
Year Ended 7/31/2019	$12.14	0.33	0.41	0.74	(0.34)	(0.02)	(0.36)
Year Ended 7/31/2018	$12.45	0.34	(0.31)	0.03	(0.34)	—	(0.34)
Year Ended 7/31/2017	$12.82	0.35	(0.37)	(0.02)	(0.35)	—	(0.35)
Year Ended 7/31/2016	$12.54	0.36	0.28	0.64	(0.36)	—	(0.36)
Year Ended 7/31/2015	$12.60	0.37	(0.06)	0.31	(0.37)	—	(0.37)
Class C
Year Ended 7/31/2019	$12.14	0.25	0.40	0.65	(0.25)	(0.02)	(0.27)
Year Ended 7/31/2018	$12.45	0.25	(0.31)	(0.06)	(0.25)	—	(0.25)
Year Ended 7/31/2017	$12.83	0.26	(0.38)	(0.12)	(0.26)	—	(0.26)
Year Ended 7/31/2016	$12.54	0.27	0.29	0.56	(0.27)	—	(0.27)
Year Ended 7/31/2015	$12.61	0.29	(0.07)	0.22	(0.29)	—	(0.29)
Institutional Class
Year Ended 7/31/2019	$12.14	0.33	0.41	0.74	(0.34)	(0.02)	(0.36)
Year Ended 7/31/2018	$12.45	0.34	(0.31)	0.03	(0.34)	—	(0.34)
Year Ended 7/31/2017	$12.82	0.35	(0.37)	(0.02)	(0.35)	—	(0.35)
Year Ended 7/31/2016	$12.54	0.36	0.28	0.64	(0.36)	—	(0.36)
Year Ended 7/31/2015	$12.61	0.37	(0.07)	0.30	(0.37)	—	(0.37)
Institutional 2 Class
Year Ended 7/31/2019	$12.12	0.34	0.41	0.75	(0.34)	(0.02)	(0.36)
Year Ended 7/31/2018	$12.43	0.34	(0.31)	0.03	(0.34)	—	(0.34)
Year Ended 7/31/2017	$12.81	0.35	(0.38)	(0.03)	(0.35)	—	(0.35)
Year Ended 7/31/2016	$12.53	0.37	0.28	0.65	(0.37)	—	(0.37)
Year Ended 7/31/2015	$12.59	0.38	(0.06)	0.32	(0.38)	—	(0.38)
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 7/31/2019	$12.52	5.94%	0.84%	0.83%	2.49%	8%	$44,185
Year Ended 7/31/2018	$12.14	0.01%	0.84%	0.84% (d)	2.53%	10%	$39,896
Year Ended 7/31/2017	$12.45	(0.39%)	0.83% (e)	0.83% (d),(e)	2.53%	15%	$43,387
Year Ended 7/31/2016	$12.82	4.92%	0.86%	0.85% (d)	2.60%	9%	$50,750
Year Ended 7/31/2015	$12.54	2.17%	0.87%	0.83% (d)	2.71%	11%	$41,121
Advisor Class
Year Ended 7/31/2019	$12.52	6.21%	0.59%	0.57%	2.73%	8%	$1,919
Year Ended 7/31/2018	$12.14	0.25%	0.59%	0.59% (d)	2.78%	10%	$660
Year Ended 7/31/2017	$12.45	(0.14%)	0.59% (e)	0.59% (d),(e)	2.80%	15%	$664
Year Ended 7/31/2016	$12.82	5.18%	0.61%	0.61% (d)	2.85%	9%	$307
Year Ended 7/31/2015	$12.54	2.50%	0.62%	0.58% (d)	2.97%	11%	$130
Class C
Year Ended 7/31/2019	$12.52	5.46%	1.59%	1.28%	2.05%	8%	$8,434
Year Ended 7/31/2018	$12.14	(0.44%)	1.59%	1.29% (d)	2.07%	10%	$14,530
Year Ended 7/31/2017	$12.45	(0.91%)	1.58% (e)	1.28% (d),(e)	2.09%	15%	$24,330
Year Ended 7/31/2016	$12.83	4.53%	1.61%	1.30% (d)	2.15%	9%	$28,438
Year Ended 7/31/2015	$12.54	1.73%	1.62%	1.26% (d)	2.27%	11%	$24,863
Institutional Class
Year Ended 7/31/2019	$12.52	6.20%	0.59%	0.58%	2.74%	8%	$270,831
Year Ended 7/31/2018	$12.14	0.25%	0.59%	0.59% (d)	2.77%	10%	$293,485
Year Ended 7/31/2017	$12.45	(0.14%)	0.58% (e)	0.58% (d),(e)	2.79%	15%	$333,321
Year Ended 7/31/2016	$12.82	5.18%	0.61%	0.60% (d)	2.85%	9%	$374,062
Year Ended 7/31/2015	$12.54	2.42%	0.62%	0.58% (d)	2.96%	11%	$366,351
Institutional 2 Class
Year Ended 7/31/2019	$12.51	6.33%	0.56%	0.54%	2.77%	8%	$25,397
Year Ended 7/31/2018	$12.12	0.28%	0.56%	0.56%	2.80%	10%	$31,451
Year Ended 7/31/2017	$12.43	(0.18%)	0.55% (e)	0.55% (e)	2.85%	15%	$42,681
Year Ended 7/31/2016	$12.81	5.24%	0.55%	0.55%	2.90%	9%	$24,844
Year Ended 7/31/2015	$12.53	2.54%	0.55%	0.55%	3.00%	11%	$18,712
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2019	23

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 7/31/2019	$12.15	0.34	0.42	0.76	(0.35)	(0.02)	(0.37)
Year Ended 7/31/2018	$12.47	0.35	(0.32)	0.03	(0.35)	—	(0.35)
Year Ended 7/31/2017(f)	$12.30	0.15	0.17 (g)	0.32	(0.15)	—	(0.15)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Rounds to zero.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Expenses have been reduced due to a reimbursement of expenses overbilled by a third party. If the reimbursement had been excluded, the expense ratios would have been higher by the percentages shown for each class in the table below. All fee waivers and expense reimbursements by the Investment Manager and its affiliates were applied before giving effect to this third party reimbursement.

Year Ended	Class A	Advisor Class	Class C	Institutional Class	Institutional 2 Class
07/31/2017	0.02%	0.01%	0.02%	0.02%	0.01%

(f)	Institutional 3 Class shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
(g)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
(h)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 7/31/2019	$12.54	6.37%	0.51%	0.49%	2.82%	8%	$6,909
Year Ended 7/31/2018	$12.15	0.26%	0.51%	0.51%	2.90%	10%	$3,871
Year Ended 7/31/2017(f)	$12.47	2.59%	0.53% (h)	0.53% (h)	2.84% (h)	15%	$10
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2019	25

Notes to Financial Statements
July 31, 2019
Note 1. Organization
Columbia Oregon Intermediate Municipal Bond Fund (formerly known as Columbia AMT-Free Oregon Intermediate Muni Bond Fund) (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Effective May 14, 2019, Columbia AMT-Free Oregon Intermediate Muni Bond Fund was renamed Columbia Oregon Intermediate Municipal Bond Fund.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Advisor Class, Institutional Class, Institutional 2 Class and Institutional 3 Class shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional and to certain other investors as also described in the Fund’s prospectus. Class C shares automatically convert to Class A shares after 10 years.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
26	Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2019

Notes to Financial Statements  (continued)
July 31, 2019
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its net tax-exempt and investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2019	27

Notes to Financial Statements  (continued)
July 31, 2019
Recent accounting pronouncements
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. Management does not expect the implementation of this guidance to have a material impact on the financial statement amounts and footnote disclosures.
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years, with early adoption permitted. After evaluation, Management determined to adopt the ASU effective for periods ending July 31, 2019 and all subsequent periods. As a result of the amendments, management implemented disclosure changes which include removal of the amount and reasons for transfers between level 1 and level 2 of the fair value hierarchy, removal of the policy for the timing of transfers between levels, removal of the description of the level 3 valuation processes, as well as modifications to the measurement uncertainty disclosure.
Disclosure Update and Simplification
In September 2018, the Securities and Exchange Commission (SEC) released Final Rule 33-10532, Disclosure Update and Simplification, which amends certain financial statement disclosure requirements that the SEC determined to be redundant, outdated, or superseded in light of other SEC disclosure requirements, GAAP, or changes in the information environment. As a result of the amendments, management implemented disclosure changes which included removing the components of distributable earnings presented on the Statement of Assets and Liabilities and combining income and gain distributions paid to shareholders as presented on the Statement of Changes in Net Assets. Any values presented to meet prior year requirements were left unchanged. The amendments had no effect on the Fund’s net assets or results of operation.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.47% to 0.31% as the Fund’s net assets increase. The effective management services fee rate for the year ended July 31, 2019 was 0.47% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Deferred Plan) which may be terminated at any time. Obligations of the Deferred Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
28	Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2019

Notes to Financial Statements  (continued)
July 31, 2019
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transactions with affiliates
For the year ended July 31, 2019, the Fund engaged in purchase and/or sale transactions with affiliates and/or accounts that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the 1940 Act and were $3,908,275 and $0, respectively.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended July 31, 2019, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.09
Advisor Class	0.09
Class C	0.09
Institutional Class	0.09
Institutional 2 Class	0.06
Institutional 3 Class	0.01
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended July 31, 2019, no minimum account balance fees were charged by the Fund.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2019	29

Notes to Financial Statements  (continued)
July 31, 2019
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.10% and 0.75% of the average daily net assets attributable to Class A and Class C shares of the Fund, respectively.
Although the Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services), the Fund currently limits such fees to an aggregate fee of not more than 0.25% of the Fund’s average daily net assets attributable to Class A shares.
The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares so that the distribution fee does not exceed 0.45% annually of the average daily net assets attributable to Class C shares. This arrangement may be modified or terminated by the Distributor at any time.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended July 31, 2019, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	3.00	0.75 (a)	30,268
Class C	—	1.00 (b)	240

(a)	This charge is imposed on certain investments of $500,000 or more if redeemed within 12 months after purchase.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	December 1, 2018 through November 30, 2019	Prior to December 1, 2018
Class A	0.82%	0.84%
Advisor Class	0.57	0.59
Class C	1.57	1.59
Institutional Class	0.57	0.59
Institutional 2 Class	0.54	0.56
Institutional 3 Class	0.49	0.52
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods. Class C distribution fees waived by the Distributor, as discussed above, are in addition to the waiver/reimbursement commitment under the agreement.
30	Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2019

Notes to Financial Statements  (continued)
July 31, 2019
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At July 31, 2019, these differences were primarily due to differing treatment for trustees’ deferred compensation, distributions and principal and/or interest from fixed income securities. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The Fund did not have any permanent differences; therefore, no reclassifications were made.
The tax character of distributions paid during the years indicated was as follows:
Year Ended July 31, 2019				Year Ended July 31, 2018
Ordinary income ($)	Tax-exempt income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Tax-exempt income ($)	Long-term capital gains ($)	Total ($)
11	9,665,124	728,360	10,393,495	9	11,233,876	—	11,233,885
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At July 31, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
293	437,537	—	19,024,376
At July 31, 2019, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
335,975,576	19,073,016	(48,640)	19,024,376
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $27,693,845 and $64,993,274, respectively, for the year ended July 31, 2019. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2019	31

Notes to Financial Statements  (continued)
July 31, 2019
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended July 31, 2019.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended July 31, 2019.
Note 8. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Geographic concentration risk
Because the Fund invests substantially in municipal securities issued by the state identified in the Fund’s name and political sub-divisions of that state, the Fund will be particularly affected by adverse tax, legislative, regulatory, demographic or political changes as well as changes impacting the state’s financial, economic or other condition and prospects. In addition, because of the relatively small number of issuers of tax-exempt securities in the state, the Fund may invest a higher percentage of assets in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. The value of municipal and other securities owned by the Fund also may be adversely affected by future changes in federal or state income tax laws.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Changes in interest rates may also affect the liquidity of the Fund’s investments in debt instruments. In general, the longer the maturity or duration of a debt instrument, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. Similarly, a period of rising interest rates may negatively impact the Fund’s performance. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
32	Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2019

Notes to Financial Statements  (continued)
July 31, 2019
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Shareholder concentration risk
At July 31, 2019, one unaffiliated shareholder of record owned 14.7% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2019	33

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia Oregon Intermediate Municipal Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Oregon Intermediate Municipal Bond Fund (formerly known as Columbia AMT-Free Oregon Intermediate Muni Bond Fund) (one of the funds constituting Columbia Funds Series Trust I, hereafter referred to as the "Fund") as of July 31, 2019, the related statement of operations for the year ended July 31, 2019, the statement of changes in net assets for each of the two years in the period ended July 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2019 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
September 20, 2019
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
34	Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2019

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended July 31, 2019. Shareholders will be notified in early 2020 of the amounts for use in preparing 2019 income tax returns.
Capital gain dividend	Exempt- interest dividends
$708,423	100.00%
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Exempt-interest dividends. The percentage of net investment income distributed during the fiscal year that qualifies as exempt-interest dividends for federal income tax purposes.
Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2019	35

TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	69	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines, December 2002-May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	69	Spartan Nash Company, (food distributor); former Director, Nash Finch Company (food distributor), 2005-2013; Aircastle Limited (aircraft leasing); former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and Travelport Worldwide Limited (travel information technology)
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	69	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	69	Director, CSX Corporation (transportation suppliers); Genworth Financial, Inc. (financial and insurance products and services); PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
36	Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College, August 2007-June 2018; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College, August 1999-October 2005; University Professor, Boston College, November 2005-August 2007	69	Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP, 1988-2014	69	Former Director, M Fund, Inc. (M Funds mutual fund family), July 2018-July 2019
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry, 1994-1997, President – Application Systems Division, 1991-1994, Chief Financial Officer – US Marketing & Services, 1988-1991, and Chief Information Officer, 1987-1988, IBM Corporation (computer and technology)	69	Former Director, Enesco Group, Inc. (producer of giftware and home and garden decor products), 2001-2006
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Adjunct Professor of Finance, Bentley University since November 2017; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2009-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	69	Director, The Autism Project since March 2015; former Trustee, New Century Portfolios, March 2015-December 2017; formerly on Board of Governors, Gateway Healthcare, January 2016 – December 2017
Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2019	37

TRUSTEES AND OFFICERS  (continued)
Consultants to the Independent Trustees*  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Olive Darragh c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1962	Independent Trustee Consultant 2019	Independent Trustee Consultant, Columbia Funds since June 2019; Managing Director of Darragh Inc. (a strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio (an investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company, 2001-2004	69	Director, University of Edinburgh Business School; former Director, Boston Public Library Foundation
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	69	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions)
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Olive Darragh was appointed consultant to the Independent Trustees effective June 10, 2019. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton, Ms. Darragh and Ms. Trunow as a Trustee at a future shareholder meeting.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	190	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, August 2006 - January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
38	Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer (Principal Financial Officer) (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002 (previously Treasurer and Chief Accounting Officer, January 2009 - January 2019 and December 2015 - January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President — Pricing and Corporate Actions, May 2010 - March 2017).
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2019	39

Board Consideration and Approval of Management
Agreement
On June 12, 2019, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Series Trust I (the Trust) unanimously approved the continuation of the Management Agreement (the Management Agreement) with Columbia Management Investment Advisers, LLC (the Investment Manager) with respect to Columbia Oregon Intermediate Municipal Bond Fund (the Fund) (formerly, Columbia AMT-Free Oregon Intermediate Muni Bond Fund), a series of the Trust. As detailed below, the Board’s Advisory Fees and Expenses Committee (the Committee) and the Board met on multiple occasions to review and discuss, among themselves, with the management team of the Investment Manager and with an independent fee consultant, materials provided by the Investment Manager, the independent fee consultant and others before determining to approve the continuation of the Management Agreement.
In connection with their deliberations regarding the continuation of the Management Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Management Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 5, 2019, April 25, 2019 and June 11, 2019 and at Board meetings held on March 6, 2019 and June 12, 2019. In addition, the Board and its various committees consider matters bearing on the Management Agreement at other meetings throughout the year and in prior years and meet regularly with senior management of the Trust and the Investment Manager. Through the Board’s Investment Oversight Committees, Trustees also meet with selected portfolio managers of the funds the Trustees oversee and with other investment personnel at various times throughout the year. The Committee and the Board also consulted with the independent fee consultant, Fund counsel and the Independent Trustees’ independent legal counsel, who advised on various matters with respect to the Committee’s and the Board’s considerations and otherwise assisted the Committee and the Board in their deliberations. On June 11, 2019, the Committee recommended that the Board approve the continuation of the Management Agreement. On June 12, 2019, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement for the Fund.
The Committee and the Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to recommend for approval or approve the continuation of the Management Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Management Agreement for the Fund included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund through November 30, 2019 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	The terms and conditions of the Management Agreement;
•	The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of distribution, transfer agency and shareholder services to the Fund;
•	Descriptions of various functions performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding the management fees of similarly-managed portfolios of other clients of the Investment Manager, including institutional accounts and collective trusts;
•	Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
40	Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2019

Board Consideration and Approval of Management
Agreement  (continued)
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager’s compliance system by the Fund’s Chief Compliance Officer; and
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund.
Nature, extent and quality of services provided under the Management Agreement
The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Management Agreement and under separate agreements for the provision of transfer agency and shareholder services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager’s ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager’s investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.
The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager’s experience with funds using an investment strategy similar to that used by the Investment Manager for the Fund. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates and the resources dedicated by the Investment Manager and its affiliates to risk management, and considered the Investment Manager’s ability to provide administrative services to the Fund and coordinate the activities of the Fund’s other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks, information that compared the performance of the Fund to the performance of a group of comparable mutual funds as determined by the independent third-party data provider, and information and analysis provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Committee and the Board noted that, through December 31, 2018, the Fund’s performance was in the thirtieth, thirtieth and forty-second percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five-year periods, respectively.
The Committee and the Board also considered the Investment Manager’s performance and reputation generally, the Investment Manager’s historical responsiveness to Board concerns about performance, and the Investment Manager’s willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager was sufficient, in light of other considerations, to support the continuation of the Management Agreement.
Investment management fee rates and other expenses
The Committee and the Board considered the management fees charged to the Fund under the Management Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Management Agreement, the Committee and the Board considered, among other information, the Fund’s total expense ratio as a percentage of average daily net assets. The Committee and the Board considered data provided by the independent third-party data provider and the independent fee consultant. The Committee and the Board noted that, as of December 31, 2018, the Fund’s actual management fee and net total expense ratio were ranked in the fifth and fourth quintiles,
Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2019	41

Board Consideration and Approval of Management
Agreement  (continued)
respectively, (where the lowest fees and expenses would be in the first quintile) against the Fund’s expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.
The Committee and the Board also received and considered information about the management fees charged by the Investment Manager to institutional accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. The Committee and the Board also received and considered information about the fees charged by the Investment Manager for sub-advisory services it provides to comparable unaffiliated funds. In evaluating the Fund’s management fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the management fee rates and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
Costs of services provided and profitability
The Committee and the Board also took note of the costs the Investment Manager and its affiliates incur in connection with the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, and the efforts undertaken by the Investment Manager and its affiliates to manage efficiently their costs to provide such services.
The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager’s affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability to the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2018 to profitability levels realized in 2017. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. In addition, the Committee and the Board considered information provided by the Investment Manager regarding the Investment Manager’s financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies. In this regard, the Committee and the Board also considered data provided by the independent fee consultant.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager’s investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Committee and the Board noted that the management fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.
In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as noted above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Management Agreement.
42	Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2019

Board Consideration and Approval of Management
Agreement  (continued)
Other benefits to the Investment Manager
The Committee and the Board received and considered information regarding “fall-out” or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager’s affiliates to provide distribution, transfer agency and shareholder services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund’s distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund’s securities transactions, and reviewed information about the Investment Manager’s practices with respect to considering brokerage and research services when allocating portfolio transactions. In this connection, the Board also noted that the amount of research made available to the Investment Manager by reason of brokerage commissions had been declining over time, and may decline further. The Committee and the Board recognized that the Investment Manager’s profitability would be somewhat lower without these benefits.
Conclusion
The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Management Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement.
Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2019	43

Additional information
The Fund mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
44	Columbia Oregon Intermediate Municipal Bond Fund | Annual Report 2019

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Columbia Oregon Intermediate Municipal Bond Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2019 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN207_07_J01_(09/19)

Annual Report
July 31, 2019
Columbia Tax-Exempt Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Tax-Exempt Fund  |  Annual Report 2019

Fund at a Glance
Investment objective
Columbia Tax-Exempt Fund (the Fund) seeks total return, consisting of current income exempt from federal income tax and of capital appreciation, consistent with moderate fluctuation of principal.
Portfolio management
Kimberly Campbell
Lead Portfolio Manager
Managed Fund since 2002
Catherine Stienstra
Portfolio Manager
Managed Fund since 2018
Average annual total returns (%) (for the period ended July 31, 2019)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	11/21/78	6.51	3.86	5.04
	Including sales charges		3.34	3.22	4.73
Advisor Class*		03/19/13	6.72	4.06	5.18
Class C	Excluding sales charges	08/01/97	5.82	3.20	4.42
	Including sales charges		4.82	3.20	4.42
Institutional Class		09/16/05	6.80	4.08	5.26
Institutional 2 Class*		12/11/13	6.81	4.12	5.19
Institutional 3 Class*		03/01/17	6.78	3.98	5.11
Bloomberg Barclays Municipal Bond Index			7.31	3.77	4.63
Returns for Class A shares are shown with and without the maximum initial sales charge of 3.00%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Bloomberg Barclays Municipal Bond Index is an unmanaged index considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Tax-Exempt Fund | Annual Report 2019	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (July 31, 2009 — July 31, 2019)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Tax-Exempt Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Quality breakdown (%) (at July 31, 2019)
AAA rating	4.7
AA rating	18.8
A rating	41.8
BBB rating	21.7
BB rating	2.2
B rating	1.2
C rating	0.1
Not rated	9.5
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.
Top Ten States/Territories (%) (at July 31, 2019)
Illinois	12.3
Texas	9.9
Pennsylvania	8.2
California	7.5
Florida	7.1
New York	6.3
Michigan	5.1
New Jersey	3.6
Colorado	3.3
Minnesota	3.0
Percentages indicated are based upon total investments excluding Money Market Funds and investments in derivatives, if any.
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

4	Columbia Tax-Exempt Fund | Annual Report 2019

Manager Discussion of Fund Performance
For the 12-month period that ended July 31, 2019, the Fund’s Class A shares returned 6.51% excluding sales charges. Institutional Class shares of the Fund returned 6.80%. The Fund underperformed its benchmark, the Bloomberg Barclays Municipal Bond Index, which returned 7.31% over the same period. The Fund benefited from its yield curve and credit positioning, its focus on revenue bonds and security selection, particularly in the hospitals and transportation sectors. Pre-refunded bonds, special tax and resource recovery sectors detracted from relative returns.
Tax-exempt bond market gained amid slowing economies and shifting monetary policies
Municipal bonds generated healthy gains during the reporting period, with the bulk of the rally occurring from November 2018 onward. Municipal bonds had performed reasonably well from May through August 2018 on the strength of falling U.S. Treasury yields and the combination of strong investor demand and reduced new issue supply in the tax-exempt bond market. Conditions became less favorable in September 2018, when U.S. Treasury yields climbed on indications of ongoing strength in the U.S. economy and fears about inflation pressures that could result from a trade war with China. The negative trend persisted in October, as U.S. Treasury yields continued to rise on concerns the U.S. Federal Reserve (Fed) would take a more aggressive approach to increasing interest rates in 2019 than investors had been expecting.
Sentiment again shifted abruptly in early November 2018, causing U.S. Treasury yields to fall sharply through the end of calendar year 2018. The broad fixed-income markets rallied significantly due to signs of slowing global economic growth, volatility in traditionally higher risk assets, and expectations the Fed would shift its policy and adopt a more accommodative stance. In addition, various geopolitical factors, including uncertainty surrounding U.S./China trade disputes, negotiations regarding the U.K.’’s exit from the European Union (Brexit) and the U.S. federal government shutdown, fueled a “flight to quality” into bonds. Municipal bonds rallied as a result, pushing the major national municipal bond indices into positive territory for calendar year 2018.
The rally continued into early 2019, leading to the largest first quarter gain for the tax-exempt bond market since 2014. The first calendar quarter was also the sixth best quarter for municipal bonds in the past 30 years. During these months, municipal bonds were well supported by a backdrop of slower global economic growth and increasingly accommodative monetary policies from the world’s major central banks. Technicals, or supply/demand factors, also remained highly favorable. Record municipal bond mutual fund inflows, fueled by strong demand as a result of state and local tax deductions capped by the Tax Cuts and Jobs Act of 2017, combined with meager new issue supply to propel municipal bonds to post solid gains through the spring and mid-summer months of 2019.
For the annual period overall, longer term AAA-rated municipal bonds outpaced shorter term AAA-rated municipal issues, mirroring trends in the U.S. Treasury market, and lower quality municipal bonds outperformed their higher rated counterparts. The “risk on” environment of January to May 2019 led to robust investor demand for higher risk issues, lifting the returns of higher yielding municipal bonds until June and July 2019, when higher quality issues outperformed.
Contributors and detractors
The Fund’s positioning along the yield curve was a positive contributor to relative results. An overweight in the 15- to 30-year maturity range, which is the Fund’s focus, helped performance as yields declined during the period. Credit positioning was another significant contributor to results, as securities rated A and BBB were the best performers for the Fund. Overweights in securities rated A and BBB amplified the positive impact on relative results. Security selection was an additional plus for the Fund. Exposure to and selection within the hospitals sector boosted returns. The yield provided by the health care sector is an important component of returns for this diversified portfolio. Overweights in transportation, where we believe fundamentals remain positive, and in housing benefited performance. We view housing bonds as fundamentally stable, particularly in communities that are economically viable, as housing tends to be less sensitive to shifts in economic activity. Even though the Fund was underweight in general obligation bonds (GOs), security selection among GOs aided results, mostly because of Illinois-related credits. Exposure to Chicago GO bonds, in particular, helped the Fund’s return.
An overweight in pre-refunded bonds, which typically have short maturities, weighed on relative results as yields declined and prices rose more for longer maturity bonds. We sold a position in below-investment-grade special tax bonds on the continued weakening of credit fundamentals. The loss incurred detracted from returns. Positions in longer maturity bonds with shorter call features, especially those that were callable within four years, also detracted from returns. Within the resource recovery sector, a position in an industrial issuer that experienced a significantly longer than expected ramp-up period for production
Columbia Tax-Exempt Fund | Annual Report 2019	5

Manager Discussion of Fund Performance  (continued)
resulted in a restructuring of the bonds at a lower price, which hampered returns. Also in the resource recovery sector, an emphasis on shorter duration bonds, which underperformed longer duration bonds, weighed on relative results. (Duration is a measure of interest rate sensitivity.)
Portfolio activity
During the period, we took advantage of narrowing credit spreads and strong demand for high-yield bonds by reducing exposure to lower quality issues whose credit fundamentals had the potential to weaken, particularly if economic growth should slow. We sold below-investment-grade charter school bonds at relatively narrow spreads as the demand for high-yield securities grew during the period. We reinvested the proceeds in long-term bonds with 10-year call protection, many of which were rated A and AA. We believe that bonds of this quality and duration have the potential to hold up well in an environment of slowing economic growth. We also added to bonds rated A and AA because we believed them to be a better relative value as credit spreads on lower rated securities had compressed. And, we reduced our exposure to shorter maturity bonds, including pre-refunded bonds, as well as bonds with longer maturities and short call features that were priced to their short call dates. With the proceeds we added to longer maturity bonds with longer call features.
During the period, we increased exposure to airport, toll road, transportation, housing, state GO and health care bonds. We also added modestly to tobacco and education. We continue to believe that active management is key to navigating the municipal market in an environment of shifting interest rates and uncertain Fed actions. We remain focused on income as an important driver of total return. To that end, the Fund has maintained an overweight in bonds with maturities of 15 or more years for the additional income it offers. Long-term bonds have higher yields and tend to be less vulnerable to Fed interest rate hikes than short maturity bonds.
Finally, we continue to look for opportunities to purchase bonds that are subject to the Alternative Minimum Tax, mindful of the 20% limit on such bonds in the Fund.
Fixed-income securities present issuer default risk. The Fund invests substantially in municipal securities and will be affected by tax, legislative, regulatory, demographic or political changes, as well as changes impacting a state’s financial, economic or other conditions. A relatively small number of tax-exempt issuers may necessitate the Fund investing more heavily in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Federal and state tax rules apply to capital gain distributions and any gains or losses on sales. Income may be subject to state, local or alternative minimum taxes. Liquidity risk is associated with the difficulty of selling underlying investments at a desirable time or price. Investing in derivatives is a specialized activity that involves special risks, which may result in significant losses. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Tax-Exempt Fund | Annual Report 2019

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
February 1, 2019 — July 31, 2019
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,055.10	1,021.17	3.72	3.66	0.73
Advisor Class	1,000.00	1,000.00	1,056.90	1,022.17	2.70	2.66	0.53
Class C	1,000.00	1,000.00	1,052.50	1,017.95	7.02	6.90	1.38
Institutional Class	1,000.00	1,000.00	1,056.90	1,022.17	2.70	2.66	0.53
Institutional 2 Class	1,000.00	1,000.00	1,057.00	1,022.22	2.65	2.61	0.52
Institutional 3 Class	1,000.00	1,000.00	1,057.10	1,022.51	2.35	2.31	0.46
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Tax-Exempt Fund | Annual Report 2019	7

Portfolio of Investments
July 31, 2019
(Percentages represent value of investments compared to net assets)
Investments in securities
Corporate Bonds & Notes 0.0%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
United States 0.0%
Anuvia Florida LLC(a),(b)
01/01/2029	5.000%	514,219	462,798
Total Corporate Bonds & Notes (Cost $514,220)			462,798

Floating Rate Notes 2.0%
Issue Description	Effective Yield	Principal Amount ($)	Value ($)
New Hampshire 0.1%
New Hampshire Health & Education Facilities Authority Act(c),(d)
Revenue Bonds
University of New Hampshire
Series 2012B-2 (Wells Fargo Bank)
07/01/2033	1.500%	3,180,000	3,180,000
New York 1.9%
City of New York(c),(d)
Unlimited General Obligation Notes
Subordinated Series 2013-D3 (JPMorgan Chase Bank)
08/01/2038	1.480%	7,685,000	7,685,000
New York City Transitional Finance Authority(c),(d)
Revenue Bonds
Future Tax Secured
Subordinated Series 2012C (JPMorgan Chase Bank)
11/01/2036	1.480%	3,000,000	3,000,000
Subordinated Series 2015 (JPMorgan Chase Bank)
02/01/2045	1.480%	5,150,000	5,150,000
New York City Water & Sewer System(c),(d)
Revenue Bonds
2nd General Resolution
Series 2013 (JPMorgan Chase Bank)
06/15/2050	1.480%	13,000,000	13,000,000
06/15/2050	1.480%	6,165,000	6,165,000
Series 2016BB (State Street Bank and Trust Co.)
06/15/2049	1.490%	18,390,000	18,390,000
06/15/2049	1.490%	3,145,000	3,145,000
Triborough Bridge & Tunnel Authority(d)
Refunding Revenue Bonds
General
Subordinated Series 2018-B-3 (State Street Bank and Trust Co.)
01/01/2032	1.450%	4,000,000	4,000,000
Series 2018C (State Street Bank and Trust Co.)
01/01/2032	1.450%	3,500,000	3,500,000
Total			64,035,000
Total Floating Rate Notes (Cost $67,215,000)			67,215,000

Municipal Bonds 98.7%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Alabama 0.6%
Lower Alabama Gas District (The)
Revenue Bonds
Series 2016A
09/01/2046	5.000%	16,000,000	21,753,920
Arizona 1.7%
Arizona Health Facilities Authority
Refunding Revenue Bonds
Scottsdale Lincoln Hospital Project
Series 2014
12/01/2042	5.000%	7,000,000	7,871,990
Revenue Bonds
Banner Health
Series 2014A
01/01/2044	5.000%	15,000,000	16,657,350
Arizona Industrial Development Authority
Revenue Bonds
Great Lakes Senior Living Community
Series 2019
01/01/2039	4.250%	1,000,000	1,072,850
01/01/2040	4.250%	750,000	802,305
Glendale Industrial Development Authority
Revenue Bonds
Midwestern University
Series 2010
05/15/2035	5.000%	13,750,000	14,114,512
Industrial Development Authority of the County of Pima (The)(e)
Revenue Bonds
GNMA Mortgage-Backed Securities
Series 1989 Escrowed to Maturity AMT
09/01/2021	8.200%	2,225,000	2,420,155
Industrial Development Authority of the County of Yavapai (The)(f)
Refunding Revenue Bonds
Yavapai Regional Medical Center
Series 2019
08/01/2038	4.000%	1,000,000	1,099,000
La Paz County Industrial Development Authority
Revenue Bonds
Charter School Solutions -Harmony Public
Series 2018
02/15/2038	5.000%	825,000	946,696
Maricopa County Industrial Development Authority(g)
Revenue Bonds
Christian Care Surprise, Inc.
Series 2016
01/01/2036	5.750%	2,000,000	2,103,260
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Tax-Exempt Fund | Annual Report 2019

Portfolio of Investments  (continued)
July 31, 2019
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Salt Verde Financial Corp.
Revenue Bonds
Series 2007
12/01/2032	5.000%	7,170,000	9,206,352
Tempe Industrial Development Authority(g)
Revenue Bonds
Mirabella at ASU Project
Series 2017A
10/01/2052	6.125%	1,400,000	1,582,476
Total			57,876,946
Arkansas 0.2%
Pulaski County Public Facilities Board
Revenue Bonds
Series 2014
12/01/2039	5.000%	4,000,000	4,445,000
12/01/2042	5.000%	2,000,000	2,214,380
Total			6,659,380
California 7.6%
ABAG Finance Authority for Nonprofit Corps.
Refunding Revenue Bonds
Episcopal Senior Communities
Series 2011
07/01/2026	6.125%	3,420,000	3,745,481
07/01/2041	6.125%	7,015,000	7,540,915
California Health Facilities Financing Authority
Refunding Revenue Bonds
Sutter Health
Series 2016B
11/15/2041	4.000%	10,000,000	10,857,500
Revenue Bonds
Kaiser Permanente
Subordinated Series 2017A-2
11/01/2044	4.000%	15,000,000	16,432,500
California Municipal Finance Authority
Refunding Revenue Bonds
Community Medical Centers
Series 2017A
02/01/2036	5.000%	1,500,000	1,757,040
02/01/2037	5.000%	1,000,000	1,167,770
California Municipal Finance Authority(e)
Revenue Bonds
Senior Lien
Series 2018A AMT
12/31/2043	5.000%	500,000	586,225
California Municipal Finance Authority(e),(g),(h)
Revenue Bonds
UTS Renewable Energy-Waste Water Facilities
Series 2011 AMT
12/01/2032	0.000%	1,830,000	274,500
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
California Public Finance Authority
Refunding Revenue Bonds
Sharp Healthcare
Series 2017A
08/01/2047	4.000%	10,000,000	10,898,100
California School Finance Authority(g)
Revenue Bonds
River Springs Charter School Project
Series 2015
07/01/2046	6.375%	2,000,000	2,331,360
07/01/2046	6.375%	150,000	174,855
California State Public Works Board
Revenue Bonds
Various Capital Projects
Series 2012A
04/01/2037	5.000%	4,660,000	5,093,473
Various Correctional Facilities
Series 2014A
09/01/2039	5.000%	7,000,000	8,041,390
California Statewide Communities Development Authority(g)
Refunding Revenue Bonds
899 Charleston Project
Series 2014A
11/01/2029	5.000%	1,650,000	1,844,716
11/01/2034	5.000%	3,700,000	4,081,211
Revenue Bonds
California Baptist University
Series 2014A
11/01/2033	6.125%	1,560,000	1,810,349
11/01/2043	6.375%	1,035,000	1,196,967
Lancer Plaza Project
Series 2013
11/01/2043	5.875%	1,875,000	2,110,687
California Statewide Communities Development Authority
Revenue Bonds
Loma Linda University Medical Center
Series 2014
12/01/2044	5.250%	3,500,000	3,874,010
Castaic Lake Water Agency(i)
Certificate of Participation
Capital Appreciation-Water System Improvement Project
Series 1999 (AMBAC)
08/01/2024	0.000%	9,445,000	8,787,345
Chino Public Financing Authority
Refunding Special Tax Bonds
Series 2012
09/01/2025	5.000%	790,000	861,795
09/01/2026	5.000%	1,230,000	1,339,310
09/01/2027	5.000%	1,280,000	1,391,155

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Tax-Exempt Fund | Annual Report 2019	9

Portfolio of Investments  (continued)
July 31, 2019
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of Los Angeles Department of Airports(e)
Revenue Bonds
Subordinated Series 2017A AMT
05/15/2042	5.000%	4,375,000	5,152,131
City of Pomona
Refunding Revenue Bonds
Mortgage-Backed Securities
Series 1990A Escrowed to Maturity (GNMA / FNMA)
05/01/2023	7.600%	3,535,000	3,980,269
Foothill-Eastern Transportation Corridor Agency
Refunding Revenue Bonds
Junior Lien
Series 2014C
01/15/2033	6.250%	3,845,000	4,523,604
Series 2014A
01/15/2046	5.750%	19,005,000	22,001,138
Golden State Tobacco Securitization Corp.
Refunding Revenue Bonds
Series 2018A-1
06/01/2047	5.000%	1,000,000	1,009,990
Series 2018A-2
06/01/2047	5.000%	9,500,000	9,594,905
Los Angeles County Schools Regionalized Business Services Corp.(i)
Certificate of Participation
Capital Appreciation-Pooled Financing
Series 1999A (AMBAC)
08/01/2022	0.000%	2,180,000	2,071,959
Norwalk-La Mirada Unified School District(i)
Unlimited General Obligation Bonds
Capital Appreciation
Series 2005B (NPFGC)
08/01/2023	0.000%	9,790,000	9,240,585
Palomar Health
Refunding Revenue Bonds
Series 2016
11/01/2036	5.000%	4,605,000	5,266,324
Perris Community Facilities District
Special Tax Bonds
Series 1991-90-2 Escrowed to Maturity
10/01/2021	8.750%	6,165,000	7,193,815
San Francisco City & County Airport Commission - San Francisco International Airport(e)
Revenue Bonds
Series 2014A AMT
05/01/2044	5.000%	24,000,000	27,160,800
State of California
Unlimited General Obligation Bonds
Series 2019
04/01/2032	5.000%	5,000,000	6,452,950
Various Purpose
Series 2009
11/01/2039	5.500%	15,520,000	15,685,754
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Series 2010
03/01/2033	6.000%	5,000,000	5,141,650
03/01/2040	5.500%	17,200,000	17,624,324
Series 2012
04/01/2035	5.250%	11,000,000	12,192,510
Unrefunded Unlimited General Obligation Bonds
Series 2004
04/01/2029	5.300%	6,000	6,021
Temecula Public Financing Authority
Refunding Special Tax Bonds
Wolf Creek Community Facilities District
Series 2012
09/01/2027	5.000%	1,275,000	1,372,844
09/01/2028	5.000%	1,315,000	1,411,153
09/01/2029	5.000%	1,405,000	1,500,807
09/01/2030	5.000%	1,480,000	1,576,777
09/01/2031	5.000%	1,555,000	1,657,164
West Contra Costa Unified School District
Unlimited General Obligation Refunding Bonds
Series 2001B (NPFGC)
08/01/2024	6.000%	1,735,000	1,950,331
Total			259,966,459
Colorado 3.4%
Arista Metropolitan District
Limited General Obligation Refunding & Improvement Bonds
Special Revenue
Series 2018
12/01/2038	5.000%	620,000	647,801
City & County of Denver Airport System(e)
Refunding Revenue Bonds
Subordinated Series 2018-A AMT
12/01/2048	4.000%	11,500,000	12,386,535
Colorado Bridge Enterprise(e)
Revenue Bonds
Central 70 Project
Series 2017 AMT
06/30/2051	4.000%	9,240,000	9,630,113
Colorado Educational & Cultural Facilities Authority(g)
Improvement Refunding Revenue Bonds
Skyview Charter School
Series 2014
07/01/2034	5.125%	1,525,000	1,609,149
07/01/2044	5.375%	2,100,000	2,207,499
07/01/2049	5.500%	925,000	975,339
Colorado Health Facilities Authority
Improvement Refunding Revenue Bonds
Bethesda Project
09/15/2048	5.000%	15,000,000	16,669,200
09/15/2053	5.000%	10,000,000	11,071,400

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Tax-Exempt Fund | Annual Report 2019

Portfolio of Investments  (continued)
July 31, 2019
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Prerefunded 01/01/23 Revenue Bonds
Catholic Health Initiatives
Series 2013A
01/01/2045	5.250%	7,000,000	7,897,750
Prerefunded 06/01/27 Revenue Bonds
Evangelical Lutheran Good Samaritan Society
Series 2017
06/01/2047	5.000%	4,445,000	5,523,446
Refunding Revenue Bonds
Covenant Retirement Communities
Series 2012A
12/01/2033	5.000%	5,500,000	5,951,000
Series 2015
12/01/2035	5.000%	3,800,000	4,265,500
Colorado Health Facilities Authority(f)
Refunding Revenue Bonds
AdventHealth Obligated
Series 2019
11/15/2043	4.000%	6,000,000	6,626,580
Colorado High Performance Transportation Enterprise
Revenue Bonds
C-470 Express Lanes
Series 2017
12/31/2051	5.000%	2,500,000	2,732,400
12/31/2056	5.000%	2,300,000	2,506,632
Colorado Housing & Finance Authority
Revenue Bonds
Series 2018 (GNMA)
11/01/2038	3.600%	5,000,000	5,284,000
E-470 Public Highway Authority(i)
Revenue Bonds
Capital Appreciation
Series 1997B (NPFGC)
09/01/2022	0.000%	6,515,000	6,207,687
University of Colorado Hospital Authority
Prerefunded 11/15/19 Revenue Bonds
Series 2009A
11/15/2029	6.000%	5,000,000	5,069,800
Revenue Bonds
Series 2012A
11/15/2042	5.000%	7,325,000	8,047,758
Total			115,309,589
Connecticut 0.7%
Bridgeport Housing Authority
Revenue Bonds
Custodial Receipts Energy Performance
Series 2009
06/01/2030	5.600%	1,000,000	1,000,040
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of New Haven
Unlimited General Obligation Bonds
Series 2002C Escrowed to Maturity (NPFGC)
11/01/2020	5.000%	10,000	10,032
Connecticut State Health & Educational Facility Authority(g)
Revenue Bonds
Church Home of Hartford, Inc.
Series 2016
09/01/2046	5.000%	1,250,000	1,325,588
Connecticut State Health & Educational Facility Authority
Revenue Bonds
Connecticut College
Series 2011H-1
07/01/2041	5.000%	1,625,000	1,713,952
Western Connecticut Health
Series 2011M
07/01/2041	5.375%	1,500,000	1,589,400
Harbor Point Infrastructure Improvement District
Prerefunded 04/01/20 Tax Allocation Bonds
Harbor Point Project
Series 2010A
04/01/2039	7.875%	8,750,000	9,138,412
State of Connecticut
Unlimited General Obligation Bonds
Series 2018E
09/15/2037	5.000%	500,000	602,270
Series 2018-E
09/15/2034	5.000%	2,000,000	2,435,500
Series 2019A
04/15/2034	5.000%	1,000,000	1,229,430
04/15/2039	5.000%	4,235,000	5,101,777
Total			24,146,401
Delaware 0.3%
Delaware State Economic Development Authority
Refunding Revenue Bonds
Gas Facilities-Delmarva Power
Series 2010
02/01/2031	5.400%	5,000,000	5,176,750
Revenue Bonds
Newark Charter School
Series 2012
09/01/2032	4.625%	2,000,000	2,102,300
09/01/2042	5.000%	1,350,000	1,420,187
Total			8,699,237

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Tax-Exempt Fund | Annual Report 2019	11

Portfolio of Investments  (continued)
July 31, 2019
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
District of Columbia 0.4%
District of Columbia
Prerefunded 07/01/23 Revenue Bonds
KIPP Charter School
Series 2013
07/01/2033	6.000%	250,000	296,378
07/01/2048	6.000%	1,150,000	1,363,337
Refunding Revenue Bonds
Children’s Hospital
Series 2015
07/15/2044	5.000%	9,090,000	10,316,695
Friendship Public Charter School
Series 2016
06/01/2046	5.000%	1,385,000	1,546,117
Revenue Bonds
Ingleside RockCreek Project
Series 2017
07/01/2037	5.000%	500,000	537,705
07/01/2042	5.000%	1,000,000	1,065,830
Total			15,126,062
Florida 7.1%
Capital Trust Agency, Inc.(g)
Revenue Bonds
1st Mortgage Tallahassee Tapestry Senior Housing Project
Series 2015
12/01/2045	7.000%	3,165,000	3,277,168
12/01/2050	7.125%	1,000,000	1,035,560
Central Florida Expressway Authority
Refunding Revenue Bonds
Senior Lien
Series 2016B
07/01/2039	4.000%	10,500,000	11,419,695
City of Atlantic Beach
Revenue Bonds
Fleet Landing Project
11/15/2048	5.000%	2,500,000	2,821,350
City of Lakeland
Revenue Bonds
Lakeland Regional Health
Series 2015
11/15/2045	5.000%	22,000,000	24,492,820
County of Broward Airport System(e)
Revenue Bonds
Series 2015A AMT
10/01/2045	5.000%	14,000,000	15,882,160
County of Miami-Dade Aviation(e)
Refunding Revenue Bonds
Series 2014A AMT
10/01/2033	5.000%	15,000,000	17,132,550
10/01/2036	5.000%	21,400,000	24,363,686
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Series 2017B AMT
10/01/2040	5.000%	11,250,000	13,234,163
Florida Development Finance Corp.(e),(g)
Refunding Revenue Bonds
Virgin Trains USA Pass
Series 2019 AMT
01/01/2049	6.375%	4,000,000	3,822,080
Florida Development Finance Corp.(g)
Revenue Bonds
Miami Arts Charter School Project
Series 2014A
06/15/2034	5.875%	420,000	422,524
06/15/2044	6.000%	3,100,000	3,072,875
Renaissance Charter School
Series 2015
06/15/2046	6.125%	3,920,000	4,271,036
Renaissance Charter School Inc. Projects
Series 2015
06/15/2035	6.000%	4,000,000	4,405,840
Florida Development Finance Corp.
Revenue Bonds
Renaissance Charter School Projects
Series 2013A
06/15/2044	8.500%	15,000,000	17,211,000
Florida Housing Finance Corp.
Revenue Bonds
Series 2018 (GNMA)
07/01/2043	3.800%	6,550,000	6,896,495
Greater Orlando Aviation Authority(e)
Revenue Bonds
Priority
Subordinated Series 2017A AMT
10/01/2047	5.000%	2,665,000	3,112,001
Hillsborough County Aviation Authority(e)
Revenue Bonds
Tampa International
Subordinated Series 2018 AMT
10/01/2048	5.000%	9,300,000	10,967,397
Hillsborough County Aviation Authority
Revenue Bonds
Tampa International Airport
Series 2015A
10/01/2044	5.000%	11,115,000	12,619,304
Miami-Dade County Expressway Authority
Revenue Bonds
Series 2014A
07/01/2044	5.000%	5,000,000	5,582,900
Mid-Bay Bridge Authority
Prerefunded 10/01/21 Revenue Bonds
Series 2011A
10/01/2040	7.250%	7,000,000	7,888,930

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Tax-Exempt Fund | Annual Report 2019

Portfolio of Investments  (continued)
July 31, 2019
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Refunding Revenue Bonds
Series 2015A
10/01/2035	5.000%	3,765,000	4,270,489
Revenue Bonds
Series 1991A Escrowed to Maturity
10/01/2022	6.875%	1,665,000	1,815,666
Orange County Industrial Development Authority(e),(g)
Revenue Bonds
Anuvia Florida LLC Project
Series 2018-A AMT
07/01/2048	4.000%	9,840,000	6,123,038
Palm Beach County Health Facilities Authority
Refunding Revenue Bonds
Boca Raton Community Hospital Obligation Group
Series 2014
12/01/2031	5.000%	1,500,000	1,730,865
Revenue Bonds
Sinai Residences of Boca Raton
Series 2014
06/01/2034	7.250%	685,000	768,604
Polk County Industrial Development Authority
Refunding Revenue Bonds
Carpenter’s Home Estates
Series 2019
01/01/2039	5.000%	1,700,000	1,904,799
Putnam County Development Authority
Refunding Revenue Bonds
Seminole Project
Series 2018A
03/15/2042	5.000%	6,665,000	7,850,170
Sarasota County Public Hospital District
Refunding Revenue Bonds
Sarasota Memorial Hospital
Series 1998B (NPFGC)
07/01/2028	5.500%	6,980,000	8,648,150
Tampa Sports Authority
Sales Tax Revenue Bonds
Tampa Bay Arena Project
Series 1995 (NPFGC)
10/01/2025	5.750%	2,500,000	2,875,425
Tampa-Hillsborough County Expressway Authority
Refunding Revenue Bonds
Series 2017B
07/01/2042	4.000%	12,785,000	14,072,577
Total			243,991,317
Georgia 1.2%
Brookhaven Development Authority(f)
Revenue Bonds
Children’s Healthcare of Atlanta
Series 2019
07/01/2049	4.000%	10,500,000	11,515,455
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Floyd County Development Authority
Revenue Bonds
Spires Berry College Project
12/01/2053	6.500%	6,600,000	6,897,660
Fulton County Development Authority
Revenue Bonds
RAC Series 2017
04/01/2047	5.000%	3,000,000	3,465,750
Fulton County Residential Care Facilities for the Elderly Authority
Refunding Revenue Bonds
Lenbrook Square Foundation, Inc.
Series 2016
07/01/2036	5.000%	3,500,000	3,843,210
Gainesville & Hall County Hospital Authority
Unrefunded Revenue Bonds
Northeast Georgia Health System, Inc. Project
Series 2010A
02/15/2045	5.500%	6,925,000	7,070,425
Georgia State Road & Tollway Authority(g),(i)
Revenue Bonds
I-75 S Express Lanes Project
Series 2014
06/01/2024	0.000%	625,000	478,138
Glynn-Brunswick Memorial Hospital Authority
Revenue Bonds
SE Georgia Health System Anticipation Certificates
Series 2017
08/01/2047	5.000%	2,145,000	2,435,819
Metropolitan Atlanta Rapid Transit Authority
Refunding Revenue Bonds
Series 1992P Escrowed to Maturity (AMBAC)
07/01/2020	6.250%	510,000	532,139
Series 2007A (AMBAC)
07/01/2026	5.250%	1,000,000	1,256,110
Oconee County Industrial Development Authority
Revenue Bonds
Presbyterian Village Athens Project
12/01/2048	6.250%	2,945,000	3,095,489
Total			40,590,195
Hawaii 0.2%
State of Hawaii Department of Budget & Finance
Prerefunded 11/15/19 Revenue Bonds
15 Craigside Project
Series 2009A
11/15/2029	8.750%	825,000	842,655
11/15/2044	9.000%	3,000,000	3,066,000

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Tax-Exempt Fund | Annual Report 2019	13

Portfolio of Investments  (continued)
July 31, 2019
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Refunding Revenue Bonds
Special Purpose - Kahala Nui
Series 2012
11/15/2032	5.125%	1,300,000	1,438,073
11/15/2037	5.250%	1,945,000	2,147,222
Total			7,493,950
Idaho 0.7%
Idaho Health Facilities Authority
Refunding Revenue Bonds
St. Luke’s Health System Project
Series 2018
03/01/2038	4.000%	3,650,000	3,888,089
Revenue Bonds
Terraces of Boise Project
Series 2014A
10/01/2034	7.750%	9,135,000	10,220,969
10/01/2044	8.000%	5,635,000	6,362,648
10/01/2049	8.125%	4,365,000	4,942,577
Total			25,414,283
Illinois 12.4%
Chicago Board of Education(g)
Unlimited General Obligation Bonds
Dedicated
Series 2017A
12/01/2046	7.000%	10,765,000	13,427,184
Chicago Board of Education
Unlimited General Obligation Bonds
Series 2018
12/01/2046	5.000%	5,000,000	5,478,700
Chicago Midway International Airport(e)
Refunding Revenue Bonds
2nd Lien
Series 2014A AMT
01/01/2041	5.000%	10,000,000	11,090,400
Series 2016A AMT
01/01/2033	4.000%	3,500,000	3,781,785
Chicago O’Hare International Airport(e)
Refunding Revenue Bonds
Senior Lien
Series 2018A AMT
01/01/2048	5.000%	7,455,000	8,750,008
Revenue Bonds
General Senior Lien
Series 2017D AMT
01/01/2047	5.000%	7,000,000	8,016,260
01/01/2052	5.000%	17,620,000	20,093,496
Series 2015C AMT
01/01/2046	5.000%	12,525,000	13,941,202
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
TriPs Obligated Group
Series 2018 AMT
07/01/2048	5.000%	2,400,000	2,767,656
Chicago O’Hare International Airport
Revenue Bonds
Series 2015D
01/01/2046	5.000%	7,310,000	8,222,727
Chicago Park District
Limited General Obligation Bonds
Series 2016A
01/01/2033	5.000%	1,000,000	1,135,140
01/01/2034	5.000%	1,000,000	1,132,120
01/01/2036	5.000%	1,000,000	1,125,960
City of Chicago
Unlimited General Obligation Bonds
Project
Series 2011A
01/01/2040	5.000%	2,000,000	2,046,420
Series 2015A
01/01/2033	5.500%	8,350,000	9,320,186
01/01/2039	5.500%	1,500,000	1,652,775
Series 2017A
01/01/2038	6.000%	13,080,000	15,312,102
Unlimited General Obligation Refunding Bonds
Project
Series 2014A
01/01/2030	5.250%	4,200,000	4,590,054
01/01/2033	5.250%	10,250,000	11,111,410
Series 2005D
01/01/2040	5.500%	2,000,000	2,200,200
Series 2007E
01/01/2042	5.500%	1,000,000	1,097,570
City of Chicago Wastewater Transmission
Refunding Revenue Bonds
2nd Lien
Series 2015C
01/01/2034	5.000%	1,250,000	1,399,488
01/01/2039	5.000%	2,970,000	3,283,662
Revenue Bonds
2nd Lien
Series 2014
01/01/2039	5.000%	4,000,000	4,332,000
01/01/2044	5.000%	4,000,000	4,331,840
City of Chicago Waterworks
Refunding Revenue Bonds
2nd Lien
Series 2016
11/01/2026	5.000%	935,000	1,121,841

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Tax-Exempt Fund | Annual Report 2019

Portfolio of Investments  (continued)
July 31, 2019
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Revenue Bonds
2nd Lien
Series 2014
11/01/2034	5.000%	1,000,000	1,123,180
11/01/2039	5.000%	2,000,000	2,215,440
11/01/2044	5.000%	2,850,000	3,140,700
Cook County Community College District No. 508
Unlimited General Obligation Bonds
Chicago City Colleges
Series 2017 (BAM)
12/01/2047	5.000%	9,400,000	10,658,566
County of Champaign
Unlimited General Obligation Bonds
Public Safety Sales Tax
Series 1999 (NPFGC)
01/01/2020	8.250%	1,015,000	1,043,308
01/01/2023	8.250%	1,420,000	1,726,124
Illinois Development Finance Authority(i)
Subordinated Revenue Bonds
Regency
Series 1990-RMK Escrowed to Maturity
04/15/2020	0.000%	68,000,000	67,379,160
Illinois Finance Authority
Prerefunded 04/01/21 Revenue Bonds
CHF-Normal LLC-Illinois State University
Series 2011
04/01/2043	7.000%	5,550,000	6,076,639
Refunding Revenue Bonds
Northwest Community Hospital
Series 2016A
07/01/2038	4.000%	5,000,000	5,338,900
Rush University Medical Center
Series 2015A
11/15/2038	5.000%	20,145,000	22,663,528
Series 2015B
11/15/2039	5.000%	6,590,000	7,392,794
Silver Cross Hospital & Medical Centers
Series 2015C
08/15/2044	5.000%	9,400,000	10,459,662
Revenue Bonds
Series 2013
10/01/2049	4.000%	5,575,000	5,835,854
Unrefunded Revenue Bonds
Riverside Health System
Series 2009
11/15/2035	6.250%	3,260,000	3,303,554
Illinois State Toll Highway Authority
Revenue Bonds
Series 2014C
01/01/2036	5.000%	5,000,000	5,706,050
01/01/2039	5.000%	5,000,000	5,664,700
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Series 2019A
01/01/2044	4.000%	5,000,000	5,457,300
Metropolitan Pier & Exposition Authority
Revenue Bonds
McCormick Place Expansion Project
Series 2017
06/15/2057	5.000%	7,725,000	8,517,817
Metropolitan Water Reclamation District of Greater Chicago
Limited General Obligation Refunding Bonds
Series 2007C
12/01/2033	5.250%	13,210,000	17,503,382
Railsplitter Tobacco Settlement Authority
Prerefunded 06/01/21 Revenue Bonds
Series 2010
06/01/2028	6.000%	15,000,000	16,308,000
Regional Transportation Authority
Revenue Bonds
Series 1994C (NPFGC)
06/01/2020	7.750%	1,000,000	1,053,170
Series 2002A (NPFGC)
07/01/2031	6.000%	5,400,000	7,504,596
State of Illinois
Revenue Bonds
1st Series 2002 (NPFGC)
06/15/2023	6.000%	4,000,000	4,531,160
Unlimited General Obligation Bonds
1st Series 2001 (NPFGC)
11/01/2026	6.000%	3,000,000	3,529,740
Series 2013
07/01/2038	5.500%	4,125,000	4,461,765
Series 2013A
04/01/2036	5.000%	8,000,000	8,448,800
Series 2014
02/01/2039	5.000%	15,000,000	15,908,400
Series 2016
11/01/2030	5.000%	5,975,000	6,679,930
Unlimited General Obligation Refunding Bonds
Series 2018-A
10/01/2033	5.000%	6,000,000	6,784,440
Total			427,178,845
Indiana 0.2%
Indiana Finance Authority
Revenue Bonds
BHI Senior Living
Series 2011
11/15/2031	5.500%	1,175,000	1,257,038
11/15/2041	5.750%	5,655,000	6,040,445
Total			7,297,483

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Tax-Exempt Fund | Annual Report 2019	15

Portfolio of Investments  (continued)
July 31, 2019
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Iowa 1.3%
Iowa Finance Authority
Revenue Bonds
Council Bluffs, Inc. Project
Series 2018
08/01/2033	5.000%	500,000	531,620
08/01/2038	5.000%	500,000	527,520
Lifespace Communities, Inc.
Series 2018A
05/15/2048	5.000%	9,275,000	10,205,932
Iowa Student Loan Liquidity Corp.(e)
Revenue Bonds
Series 2011A-2 AMT
12/01/2026	5.600%	580,000	606,245
12/01/2027	5.700%	395,000	412,956
PEFA, Inc.
Revenue Bonds
Series 2019
09/01/2049	5.000%	27,500,000	32,658,450
Total			44,942,723
Kansas 1.0%
University of Kansas Hospital Authority
Improvement Refunding Revenue Bonds
Kansas University Health System
Series 2015
09/01/2045	5.000%	29,000,000	32,870,920
Kentucky 0.3%
Kentucky Economic Development Finance Authority
Refunding Revenue Bonds
Owensboro Health System
Series 2017A
06/01/2041	5.000%	1,750,000	1,965,967
Kentucky Municipal Power Agency
Refunding Revenue Bonds
Series 2015A
09/01/2042	5.000%	6,600,000	7,551,852
Kentucky State Property & Building Commission
Revenue Bonds
Project #119
Series 2018 (BAM)
05/01/2034	5.000%	2,000,000	2,424,760
Total			11,942,579
Louisiana 2.3%
Louisiana Local Government Environmental Facilities & Community Development Authority
Revenue Bonds
Westlake Chemical Corp.
Series 2010A-2
11/01/2035	6.500%	6,250,000	6,606,500
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Louisiana Public Facilities Authority
Prerefunded 05/15/26 Revenue Bonds
Ochsner Clinic Foundation Project
Series 2016
05/15/2035	4.000%	25,000	28,931
05/15/2041	4.000%	25,000	28,931
05/15/2047	5.000%	15,000	18,321
Refunding Revenue Bonds
Ochsner Clinic Foundation Project
Series 2016
05/15/2047	5.000%	1,185,000	1,339,453
Series 2017
05/15/2036	5.000%	1,750,000	2,035,652
05/15/2046	5.000%	15,000,000	17,163,000
Revenue Bonds
Provident Group - Flagship Properties
Series 2017
07/01/2047	5.000%	1,400,000	1,610,434
07/01/2052	5.000%	1,600,000	1,821,728
Louisiana Public Facilities Authority(e)
Revenue Bonds
Impala Warehousing LLC Project
Series 2013 AMT
07/01/2036	6.500%	17,695,000	19,477,417
New Orleans Aviation Board(e)
Revenue Bonds
General Airport-North Terminal
Series 2017B AMT
01/01/2048	5.000%	3,725,000	4,243,408
Series 2015B AMT
01/01/2045	5.000%	21,150,000	23,503,149
Total			77,876,924
Maryland 1.5%
City of Brunswick
Special Tax Bonds
Brunswick Crossing Special Taxing
Series 2006
07/01/2036	5.500%	6,194,000	6,199,760
Maryland Community Development Administration
Refunding Revenue Bonds
Series 2019B
09/01/2034	3.000%	3,000,000	3,059,190
09/01/2042	3.350%	3,000,000	3,050,880
Maryland Economic Development Corp.
Revenue Bonds
Salisbury University Project
Series 2012
06/01/2030	5.000%	400,000	421,092
Towson University Project
Series 2012
07/01/2029	5.000%	650,000	703,125

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Tax-Exempt Fund | Annual Report 2019

Portfolio of Investments  (continued)
July 31, 2019
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Maryland Health & Higher Educational Facilities Authority
Refunding Revenue Bonds
Mercy Medical Center
Series 2016A
07/01/2042	4.000%	5,250,000	5,501,947
Meritus Medical Center Issue
Series 2015
07/01/2045	5.000%	3,000,000	3,366,300
Western Maryland Health System
Series 2014
07/01/2034	5.250%	6,885,000	7,750,513
Revenue Bonds
University of Maryland Medical System
Series 2017
07/01/2048	4.000%	7,335,000	7,878,964
State of Maryland
Unlimited General Obligation Bonds
State and Local Facilities Loan
Series 2019
03/15/2032	5.000%	10,000,000	12,854,900
Total			50,786,671
Massachusetts 2.3%
Commonwealth of Massachusetts
Refunding Revenue Bonds
Series 2005 (NPFGC)
01/01/2027	5.500%	4,500,000	5,735,475
01/01/2030	5.500%	2,500,000	3,352,525
Massachusetts Bay Transportation Authority
Revenue Bonds
Series 2005B (NPFGC)
07/01/2026	5.500%	1,500,000	1,908,840
Series 2008B
07/01/2027	5.250%	710,000	910,447
Unrefunded Revenue Bonds
General Transportation
Series 1991 (NPFGC)
03/01/2021	7.000%	395,000	420,205
Massachusetts Clean Water Trust (The)
Refunding Revenue Bonds
Pool Program
Series 2006
08/01/2030	5.250%	1,000,000	1,355,520
Massachusetts Development Finance Agency
Prerefunded 07/01/22 Revenue Bonds
Boston Medical Center
Series 2012
07/01/2029	5.000%	80,000	88,727
Refunding Revenue Bonds
1st Mortgage-VOA Concord
Series 2007
11/01/2041	5.200%	1,145,000	1,145,710
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Revenue Bonds
Adventcare Project
Series 2007A
10/15/2028	6.650%	4,605,000	4,607,349
UMass Boston Student Housing Project
Series 2016
10/01/2048	5.000%	6,360,000	7,152,456
WGBH Educational Foundation
Series 2002A (AMBAC)
01/01/2042	5.750%	2,000,000	2,913,320
Massachusetts Development Finance Agency(i)
Revenue Bonds
Linden Ponds, Inc. Facility
Subordinated Series 2011B
11/15/2056	0.000%	767,588	214,495
Massachusetts Educational Financing Authority(e)
Refunding Revenue Bonds
Issue K
Subordinated Series 2017B AMT
07/01/2046	4.250%	4,500,000	4,785,615
Series 2016J AMT
07/01/2033	3.500%	4,070,000	4,209,520
Revenue Bonds
Education Loan
Series 2014-I AMT
01/01/2025	5.000%	6,000,000	7,016,700
01/01/2027	5.000%	3,000,000	3,465,690
Issue I
Series 2010B AMT
01/01/2031	5.700%	2,435,000	2,470,064
Series 2011J AMT
07/01/2033	5.625%	830,000	872,438
Series 2012J AMT
07/01/2025	4.625%	2,700,000	2,797,524
07/01/2028	4.900%	360,000	378,158
Massachusetts Educational Financing Authority
Revenue Bonds
Series 2009I
01/01/2028	6.000%	170,000	172,523
Massachusetts Health & Educational Facilities Authority
Revenue Bonds
Milford Regional Medical Center
Series 2007E
07/15/2037	5.000%	500,000	504,885
Tufts University
Series 2009M
02/15/2028	5.500%	1,000,000	1,319,940

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Tax-Exempt Fund | Annual Report 2019	17

Portfolio of Investments  (continued)
July 31, 2019
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Massachusetts Housing Finance Agency(e)
Revenue Bonds
Housing
Series 2011A AMT
12/01/2036	5.250%	720,000	739,987
Series 2010C AMT
12/01/2030	5.000%	270,000	271,814
Massachusetts Housing Finance Agency
Revenue Bonds
Special Obligations
Series 2017D
12/01/2047	3.850%	10,000,000	10,532,400
Massachusetts Port Authority(e)
Revenue Bonds
Bosfuel Project
Series 2007 (NPFGC) AMT
07/01/2032	5.000%	2,000,000	2,006,680
Massachusetts State College Building Authority(i)
Revenue Bonds
Capital Appreciation
Series 1999A Escrowed to Maturity (NPFGC)
05/01/2023	0.000%	3,000,000	2,841,900
Metropolitan Boston Transit Parking Corp.
Revenue Bonds
Series 2011
07/01/2036	5.250%	3,000,000	3,211,590
Total			77,402,497
Michigan 5.1%
City of Detroit Sewage Disposal System
Refunding Revenue Bonds
Senior Lien
Series 2012A
07/01/2039	5.250%	11,925,000	12,968,080
City of Detroit Water Supply System
Revenue Bonds
Senior Lien
Series 2011A
07/01/2036	5.000%	4,105,000	4,311,317
07/01/2041	5.250%	8,765,000	9,318,159
Unrefunded Revenue Bonds
Senior Lien
Series 2003A (NPFGC)
07/01/2034	5.000%	5,000	5,015
Grand Traverse County Hospital Finance Authority
Revenue Bonds
Munson Healthcare
Series 2014A
07/01/2047	5.000%	1,200,000	1,319,604
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Great Lakes Water Authority Water Supply System
Revenue Bonds
2nd Lien
Series 2016B
07/01/2046	5.000%	15,385,000	17,646,287
Michigan Finance Authority
Refunding Revenue Bonds
Henry Ford Health System
Series 2016
11/15/2046	4.000%	9,420,000	10,086,653
Senior Lien - Great Lakes Water Authority
Series 2014C-6
07/01/2033	5.000%	1,070,000	1,215,788
Trinity Health Corp.
Series 2017
12/01/2036	4.000%	2,000,000	2,217,820
Revenue Bonds
Beaumont Health Credit Group
Series 2016S
11/01/2044	5.000%	16,760,000	19,054,444
Henry Ford Health System
Series 2019A
11/15/2050	4.000%	4,400,000	4,732,552
Local Government Loan Program - Great Lakes Water Authority
Series 2015
07/01/2034	5.000%	7,095,000	8,201,962
07/01/2035	5.000%	4,830,000	5,568,990
Senior Lien - Great Lakes Water Authority
Series 2014C-1
07/01/2044	5.000%	2,000,000	2,148,620
Michigan Finance Authority(e)
Revenue Bonds
Senior Lien - Great Lakes Water Authority
Series 2014C-2 AMT
07/01/2044	5.000%	1,500,000	1,611,030
Michigan State Housing Development Authority
Revenue Bonds
Series 2018A
10/01/2048	4.050%	5,000,000	5,310,200
Michigan Strategic Fund
Refunding Revenue Bonds
Collateral Detroit Fund-Pollution
Series 1991BB (AMBAC)
05/01/2021	7.000%	2,505,000	2,742,098
Michigan Strategic Fund(e)
Revenue Bonds
I-75 Improvement Project
Series 2018 AMT
12/31/2043	5.000%	8,000,000	9,389,840
06/30/2048	5.000%	3,000,000	3,503,310

The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Tax-Exempt Fund | Annual Report 2019

Portfolio of Investments  (continued)
July 31, 2019
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Paw Paw Public Schools
Unlimited General Obligation Refunding Bonds
Series 1998 (NPFGC) (Qualified School Board Loan Fund)
05/01/2025	5.000%	1,020,000	1,167,818
Royal Oak Hospital Finance Authority
Refunding Revenue Bonds
William Beaumont Hospital
Series 2014D
09/01/2039	5.000%	9,425,000	10,489,177
St. John’s Public Schools
Unlimited General Obligation Refunding Bonds
Series 1998 (NPFGC) (Qualified School Bond Loan Fund)
05/01/2025	5.100%	1,790,000	2,064,550
Wayne County Airport Authority(e)
Refunding Revenue Bonds
Series 2015F AMT
12/01/2033	5.000%	11,495,000	13,319,716
Revenue Bonds
Series 2017B AMT
12/01/2047	5.000%	1,000,000	1,161,710
Wayne County Airport Authority
Revenue Bonds
Series 2015D
12/01/2045	5.000%	21,445,000	24,651,457
Williamston Community School District
Unlimited General Obligation Bonds
Series 1996 (NPFGC) (Qualified School Bond Loan Fund)
05/01/2025	5.500%	605,000	684,080
Total			174,890,277
Minnesota 3.0%
City of Blaine
Refunding Revenue Bonds
Crest View Senior Community Project
Series 2015
07/01/2045	6.125%	11,775,000	11,993,073
City of Brooklyn Center
Revenue Bonds
Sanctuary Brooklyn Center Project
Series 2016
11/01/2035	5.500%	4,000,000	4,092,920
City of Minneapolis
Revenue Bonds
Fairview Health Services
Series 2018-A
11/15/2048	4.000%	5,000,000	5,380,000
City of Wayzata(f)
Refunding Revenue Bonds
Folkstone Senior Living Co.
Series 2019
08/01/2049	5.000%	1,000,000	1,088,900
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Housing & Redevelopment Authority of The City of St. Paul
Prerefunded 11/15/25 Revenue Bonds
HealthEast Care System Project
Series 2015
11/15/2030	5.000%	900,000	1,094,292
11/15/2040	5.000%	935,000	1,136,848
Refunding Revenue Bonds
Fairview Health Services
Series 2017
11/15/2047	5.000%	3,000,000	3,502,260
Southern Minnesota Municipal Power Agency(i)
Revenue Bonds
Capital Appreciation
Series 1994A (NPFGC)
01/01/2022	0.000%	27,500,000	26,624,675
01/01/2023	0.000%	26,500,000	25,249,995
01/01/2025	0.000%	17,500,000	16,062,550
St. Cloud Housing & Redevelopment Authority
Revenue Bonds
Sanctuary St. Cloud Project
Series 2016A
08/01/2036	5.250%	7,135,000	6,463,739
Total			102,689,252
Mississippi 0.2%
County of Lowndes
Refunding Revenue Bonds
Weyerhaeuser Co. Project
Series 1992A
04/01/2022	6.800%	2,470,000	2,750,197
Medical Center Educational Building Corp.
Refunding Revenue Bonds
University of Mississippi Medical Center
Series 1998B (AMBAC)
12/01/2023	5.500%	3,985,000	4,392,586
Total			7,142,783
Missouri 2.2%
Cape Girardeau County Industrial Development Authority
Refunding Revenue Bonds
SoutheastHEALTH
Series 2017
03/01/2032	5.000%	500,000	576,555
03/01/2036	5.000%	1,250,000	1,422,463
City of Manchester
Refunding Tax Allocation Bonds
Highway 141/Manchester Road Project
Series 2010
11/01/2025	6.000%	70,000	70,055
11/01/2039	6.875%	1,500,000	1,503,600

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Tax-Exempt Fund | Annual Report 2019	19

Portfolio of Investments  (continued)
July 31, 2019
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Health & Educational Facilities Authority
Refunding Revenue Bonds
Mosaic Health System
Series 2019
02/15/2049	4.000%	3,200,000	3,488,896
Health & Educational Facilities Authority of the State of Missouri
Revenue Bonds
Lutheran Senior Services
Series 2010
02/01/2042	5.500%	2,000,000	2,026,980
Series 2011
02/01/2031	5.750%	1,730,000	1,820,064
02/01/2041	6.000%	2,600,000	2,730,286
Series 2014
02/01/2035	5.000%	7,350,000	8,011,426
02/01/2044	5.000%	12,725,000	13,682,429
Kirkwood Industrial Development Authority
Prerefunded 05/15/20 Revenue Bonds
Aberdeen Heights Project
Series 2010A
05/15/2039	8.250%	12,000,000	12,651,720
Refunding Revenue Bonds
Aberdeen Heights Project
Series 2017
05/15/2037	5.250%	2,205,000	2,475,465
05/15/2042	5.250%	2,290,000	2,541,167
Missouri Development Finance Board(e)
Revenue Bonds
Procter & Gamble Paper Products
Series 1999 AMT
03/15/2029	5.200%	6,385,000	8,094,839
Missouri Joint Municipal Electric Utility Commission
Refunding Revenue Bonds
Series 2016A
12/01/2041	4.000%	10,000,000	10,860,000
St. Louis County Industrial Development Authority
Revenue Bonds
Friendship Village Sunset Hills
Series 2013A
09/01/2033	5.500%	2,750,000	3,023,213
Total			74,979,158
Montana 0.0%
City of Kalispell
Refunding Revenue Bonds
Immanuel Lutheran Corp. Project
Series 2017
05/15/2052	5.250%	1,080,000	1,149,412
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Nebraska 1.1%
Douglas County Hospital Authority No. 2
Revenue Bonds
Health Facilities-Immanuel Obligation Group
Series 2010
01/01/2040	5.625%	875,000	889,193
Madonna Rehabilitation Hospital
Series 2014
05/15/2028	5.000%	2,025,000	2,288,371
05/15/2029	5.000%	2,125,000	2,394,535
05/15/2030	5.000%	2,000,000	2,242,020
05/15/2036	5.000%	1,000,000	1,100,970
05/15/2044	5.000%	6,400,000	6,968,128
Douglas County Hospital Authority No. 3
Refunding Revenue Bonds
Health Facilities - Nebraska Methodist Health System
Series 2015
11/01/2045	5.000%	12,500,000	14,001,125
Nebraska Investment Finance Authority
Refunding Revenue Bonds
Series 2017A (GNMA)
09/01/2032	3.125%	3,000,000	3,136,200
Revenue Bonds
Series 2018-C (GNMA)
09/01/2038	3.750%	3,980,000	4,226,004
Total			37,246,546
Nevada 0.9%
Carson City
Refunding Revenue Bonds
Carson Tahoe Regional Medical Center
Series 2012
09/01/2033	5.000%	2,500,000	2,704,450
City of Carson City
Refunding Revenue Bonds
Carson Tahoe Regional Medical Center
Series 2017
09/01/2042	5.000%	1,120,000	1,281,930
Revenue Bonds
Carson Tahoe Regional Medical Center
Series 2017
09/01/2047	5.000%	2,320,000	2,640,763
City of Sparks(g)
Tax Anticipation Revenue Bonds
Sales
Series 2008A
06/15/2028	6.750%	2,000,000	2,002,360
County of Clark Department of Aviation
Revenue Bonds
Las Vegas-McCarran International Airport
Series 2010A
07/01/2034	5.125%	18,750,000	19,034,625

The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Tax-Exempt Fund | Annual Report 2019

Portfolio of Investments  (continued)
July 31, 2019
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
State of Nevada Department of Business & Industry(g)
Revenue Bonds
Somerset Academy
Series 2015A
12/15/2035	5.000%	1,025,000	1,103,566
Series 2018A
12/15/2038	5.000%	835,000	892,640
Total			29,660,334
New Hampshire 0.2%
New Hampshire Health & Education Facilities Authority Act
Refunding Revenue Bonds
Elliot Hospital
Series 2016
10/01/2038	5.000%	3,150,000	3,623,445
New Hampshire Health and Education Facilities Authority Act
Revenue Bonds
Hillside Village
Series 2017A
07/01/2037	6.125%	1,750,000	1,891,120
07/01/2042	6.250%	1,000,000	1,083,300
Total			6,597,865
New Jersey 3.6%
City of Atlantic City
Unlimited General Obligation Bonds
Tax Appeal
Series 2017B (AGM)
03/01/2037	5.000%	910,000	1,063,899
Middlesex County Improvement Authority(h)
Revenue Bonds
Heldrich Center Hotel
Series 2005C
01/01/2037	0.000%	1,500,000	15
Subordinated Revenue Bonds
Heldrich Center Hotel
Series 2005B
01/01/2037	0.000%	4,000,000	42,000
New Jersey Economic Development Authority
Refunding Revenue Bonds
School Facilities Construction
Series 2005N-1 (AGM)
09/01/2025	5.500%	14,500,000	17,559,935
Series 2005N-1 (NPFGC)
09/01/2027	5.500%	5,000,000	6,182,050
Subordinated Series 2017A
07/01/2034	4.000%	1,750,000	1,863,032
Revenue Bonds
Lions Gate Project
Series 2014
01/01/2034	5.000%	1,000,000	1,035,150
01/01/2044	5.250%	750,000	776,513
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Provident Group-Rowan Properties LLC
Series 2015
01/01/2048	5.000%	7,200,000	7,713,576
Series 2015WW
06/15/2040	5.250%	2,750,000	3,064,875
Series 2017DDD
06/15/2042	5.000%	1,250,000	1,403,637
New Jersey Economic Development Authority(e)
Revenue Bonds
Continental Airlines, Inc. Project
Series 1999 AMT
09/15/2023	5.125%	5,000,000	5,421,350
09/15/2029	5.250%	2,500,000	2,744,600
New Jersey Transportation Trust Fund Authority
Refunding Revenue Bonds
Federal Highway Reimbursement
Series 2018
06/15/2031	5.000%	5,500,000	6,401,175
Transportation System
Series 2018-A
12/15/2034	5.000%	6,000,000	7,023,180
Revenue Bonds
Transportation Program
Series 2019
06/15/2046	5.000%	3,500,000	3,976,805
Transportation System
Series 2011B
06/15/2031	5.500%	7,250,000	7,710,665
New Jersey Turnpike Authority
Refunding Revenue Bonds
Series 2005A (AGM)
01/01/2030	5.250%	2,000,000	2,684,220
Series 2017G
01/01/2043	4.000%	12,000,000	13,184,760
Revenue Bonds
Series 2004C-2 (AMBAC)
01/01/2025	5.500%	2,500,000	3,054,575
Tobacco Settlement Financing Corp.
Refunding Revenue Bonds
Series 2018A
06/01/2046	5.000%	7,220,000	8,065,318
06/01/2046	5.250%	2,000,000	2,280,020
Subordinated Series 2018B
06/01/2046	5.000%	3,845,000	4,160,098
Union County Utilities Authority(e)
Refunding Revenue Bonds
Covanta Union
Series 2011 AMT
12/01/2031	5.250%	15,000,000	16,271,250
Total			123,682,698

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Tax-Exempt Fund | Annual Report 2019	21

Portfolio of Investments  (continued)
July 31, 2019
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
New Mexico 0.3%
New Mexico Hospital Equipment Loan Council
Revenue Bonds
La Vida Expansion Project
Series 2019
07/01/2049	5.000%	3,375,000	3,777,030
New Mexico Mortgage Finance Authority
Revenue Bonds
Single Family Mortgage Program
Series 2019C Class I (GNMA)
07/01/2034	3.050%	2,200,000	2,279,354
07/01/2039	3.350%	1,845,000	1,910,221
07/01/2044	3.600%	3,845,000	3,976,691
Total			11,943,296
New York 4.4%
Build NYC Resource Corp.(e),(g)
Refunding Revenue Bonds
Pratt Paper, Inc. Project
Series 2014 AMT
01/01/2025	4.500%	500,000	555,435
Housing Development Corp.
Revenue Bonds
Sustainable Neighborhood
Series 2017G
11/01/2042	3.600%	4,000,000	4,150,120
New York City Housing Development Corp.
Revenue Bonds
Sustainable Neighborhood
Series 2019
11/01/2044	3.150%	8,000,000	8,059,040
New York City Industrial Development Agency
Revenue Bonds
Pilot-Yankee Stadium-Payment I
Series 2006I (FGIC)
03/01/2046	5.000%	2,000,000	2,011,260
New York City Transitional Finance Authority
Revenue Bonds
Future Tax Secured
Subordinated Series 2019
11/01/2038	4.000%	7,000,000	7,927,290
New York Counties Tobacco Trust VI
Tobacco Settlement Pass-Through Bonds
Series 2016
06/01/2045	5.000%	1,860,000	1,973,534
New York State Dormitory Authority
Refunding Revenue Bonds
Catholic Health System Obligation Group
Series 2019
07/01/2045	4.000%	1,000,000	1,084,430
Series 2019A3
03/15/2041	5.000%	15,000,000	18,390,000
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Revenue Bonds
Consolidated City University System 2nd Generation
Series 1993A
07/01/2020	6.000%	6,835,000	7,141,823
Independent School District-Educational Housing Services
Series 2005 (AMBAC)
07/01/2030	5.250%	3,000,000	3,748,860
New York Transportation Development Corp.(e)
Revenue Bonds
Delta Air Lines, Inc. - LaGuardia Airport
Series 2018 AMT
01/01/2036	4.000%	10,050,000	10,833,096
Delta Air Lines, Inc., LaGuardia
Series 2018 AMT
01/01/2036	5.000%	2,000,000	2,357,760
Laguardia Airport Terminal B Redevelopment Project
Series 2016 AMT
01/01/2050	5.250%	7,500,000	8,333,175
LaGuardia Airport Terminal B Redevelopment Project
Series 2016 AMT
07/01/2046	4.000%	14,000,000	14,564,480
Port Authority of New York & New Jersey(e)
Refunding Revenue Bonds
Series 2016-197 AMT
11/15/2033	5.000%	6,545,000	7,806,745
Revenue Bonds
5th Installment-Special Project
Series 1996-4 AMT
10/01/2019	6.750%	1,500,000	1,534,305
JFK International Air Terminal Special Project
Series 1997 (NPFGC) AMT
12/01/2022	5.750%	5,335,000	5,545,359
Port Authority of New York & New Jersey
Revenue Bonds
JFK International Air Terminal
Series 2010
12/01/2036	6.000%	7,000,000	7,409,360
State of New York Mortgage Agency
Refunding Revenue Bonds
Series 2018-211
10/01/2043	3.750%	11,620,000	12,190,891
Suffolk County Industrial Development Agency(e)
Revenue Bonds
Nissequogue Cogen Partners Facility
Series 1998 AMT
01/01/2023	5.500%	4,000,000	4,002,760
Triborough Bridge & Tunnel Authority
Revenue Bonds
General Purpose
Series 1992Y Escrowed to Maturity
01/01/2021	6.125%	6,210,000	6,429,275

The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Tax-Exempt Fund | Annual Report 2019

Portfolio of Investments  (continued)
July 31, 2019
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Ulster County Capital Resource Corp.(g)
Refunding Revenue Bonds
Woodland Pond at New Paltz
Series 2017
09/15/2042	5.250%	2,480,000	2,530,766
09/15/2047	5.250%	3,025,000	3,076,818
09/15/2053	5.250%	6,240,000	6,321,931
Westchester County Local Development Corp.
Refunding Revenue Bonds
Westchester Medical Center
Series 2016
11/01/2046	5.000%	4,000,000	4,466,040
Total			152,444,553
North Carolina 1.2%
Durham Housing Authority(e)
Prerefunded 01/31/23 Revenue Bonds
Magnolia Pointe Apartments
Series 2005 AMT
02/01/2038	5.650%	2,958,791	3,383,377
North Carolina Department of Transportation(e)
Revenue Bonds
I-77 Hot Lanes Project
Series 2015 AMT
06/30/2054	5.000%	10,000,000	10,940,700
North Carolina Eastern Municipal Power Agency
Prerefunded 01/01/22 Revenue Bonds
Series 1988A
01/01/2026	6.000%	1,940,000	2,166,805
North Carolina Medical Care Commission
Revenue Bonds
Novant Health Obligated Group
Series 2019
11/01/2049	4.000%	20,600,000	22,497,466
North Carolina Turnpike Authority(i)
Revenue Bonds
Series 2017C
07/01/2030	0.000%	445,000	309,707
07/01/2034	0.000%	1,135,000	625,022
Total			39,923,077
North Dakota 0.6%
County of McLean
Revenue Bonds
Great River Energy
Series 2010B
07/01/2040	5.150%	7,900,000	8,116,855
North Dakota Housing Finance Agency
Revenue Bonds
Housing Finance Program
Series 2017 (FHA)
07/01/2037	3.450%	2,295,000	2,392,446
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Housing Finance Program-Home Mortgage Finance
Series 2018
07/01/2042	3.950%	10,055,000	10,776,044
Total			21,285,345
Ohio 2.5%
American Municipal Power, Inc.
Revenue Bonds
AMP Fremont Energy Center Project
Series 2012
02/15/2037	5.000%	13,220,000	14,268,743
Buckeye Tobacco Settlement Financing Authority
Asset-Backed Senior Turbo Revenue Bonds
Series 2007A-2
06/01/2047	5.875%	24,500,000	24,036,950
City of Middleburg Heights
Revenue Bonds
Southwest General Facilities
Series 2011
08/01/2036	5.250%	2,380,000	2,540,959
08/01/2041	5.250%	6,900,000	7,352,571
Lake County Port & Economic Development Authority(g)
Revenue Bonds
1st Mortgage - Tapestry Wickliffe LLC
Series 2017
12/01/2037	6.500%	6,000,000	6,217,680
Ohio Air Quality Development Authority(e),(g)
Revenue Bonds
Pratt Paper LLC Project
Series 2017 AMT
01/15/2038	4.250%	1,000,000	1,065,760
Ohio Turnpike & Infrastructure Commission
Refunding Revenue Bonds
Series 1998A (NPFGC)
02/15/2026	5.500%	3,000,000	3,700,140
State of Ohio
Refunding Revenue Bonds
Cleveland Clinic Health System
Series 2017
01/01/2036	4.000%	4,500,000	5,042,880
State of Ohio(e)
Revenue Bonds
Portsmouth Bypass Project
Series 2015 AMT
06/30/2053	5.000%	9,835,000	10,666,549
Toledo-Lucas County Port Authority
Refunding Revenue Bonds
CSX Transportation, Inc. Project
Series 1992
12/15/2021	6.450%	3,950,000	4,366,922

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Tax-Exempt Fund | Annual Report 2019	23

Portfolio of Investments  (continued)
July 31, 2019
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Revenue Bonds
University of Toledo Project
Series 2014
07/01/2046	5.000%	5,000,000	5,347,400
Special Assessment Bonds
Town Square - Levis Commons Project
Series 2016
11/01/2036	5.400%	1,553,411	1,553,427
Total			86,159,981
Oklahoma 0.1%
Tulsa County Industrial Authority
Refunding Revenue Bonds
Montereau, Inc. Project
Series 2017
11/15/2045	5.250%	2,000,000	2,254,660
Oregon 0.4%
City of Forest Grove
Refunding Revenue Bonds
Campus Improvement Pacific University Project
Series 2014
05/01/2040	5.000%	1,500,000	1,588,815
Hospital Facilities Authority of Multnomah County
Refunding Revenue Bonds
Mirabella at South Waterfront
Series 2014A
10/01/2044	5.400%	3,225,000	3,504,091
Port of Portland Airport(e)
Revenue Bonds
Series 2017-24B AMT
07/01/2034	5.000%	1,355,000	1,609,740
07/01/2042	5.000%	2,000,000	2,327,620
State of Oregon Housing & Community Services Department
Revenue Bonds
Series 2017D
01/01/2038	3.450%	5,480,000	5,727,696
Total			14,757,962
Pennsylvania 8.2%
Commonwealth Financing Authority
Revenue Bonds
Tobacco Master Settlement Payment
Series 2018
06/01/2034	5.000%	1,000,000	1,208,470
Commonwealth of Pennsylvania
Refunding Certificate of Participation
Series 2018A
07/01/2043	5.000%	2,500,000	2,931,275
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Cumberland County Municipal Authority
Refunding Revenue Bonds
Diakon Lutheran Ministries
Series 2015
01/01/2038	5.000%	8,840,000	9,652,042
Dauphin County Industrial Development Authority(e)
Revenue Bonds
Dauphin Consolidated Water Supply
Series 1992A AMT
06/01/2024	6.900%	3,400,000	4,066,332
Delaware Valley Regional Finance Authority
Revenue Bonds
Series 1997C (AMBAC)
07/01/2027	7.750%	1,000,000	1,425,270
Franklin County Industrial Development Authority
Refunding Revenue Bonds
Menno-Haven, Inc. Project
Series 2018
12/01/2048	5.000%	1,300,000	1,420,809
Geisinger Authority
Refunding Revenue Bonds
Geisinger Health System
Series 2017
02/15/2039	4.000%	6,000,000	6,514,380
Montgomery County Industrial Development Authority
Refunding Revenue Bonds
Albert Einstein HealthCare Network
Series 2015
01/15/2045	5.250%	11,150,000	12,437,156
Meadowood Senior Living Project
Series 2018
12/01/2048	5.000%	2,000,000	2,223,500
Northampton County General Purpose Authority
Refunding Revenue Bonds
St. Luke’s University Health Network
Series 2018
08/15/2048	4.000%	20,000,000	21,121,400
Pennsylvania Economic Development Financing Authority
Refunding Revenue Bonds
Series 2017A
11/15/2042	4.000%	30,000,000	32,372,100
Revenue Bonds
Philadelphia Biosolids Facility
Series 2009
01/01/2032	6.250%	5,325,000	5,406,739
Pennsylvania Economic Development Financing Authority(g)
Refunding Revenue Bonds
Tapestry Moon Senior Housing Project
Series 2018
12/01/2053	6.750%	6,000,000	6,111,420

The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Tax-Exempt Fund | Annual Report 2019

Portfolio of Investments  (continued)
July 31, 2019
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Pennsylvania Economic Development Financing Authority(e)
Revenue Bonds
PA Bridges Finco LP
Series 2015 AMT
12/31/2038	5.000%	1,625,000	1,849,413
06/30/2042	5.000%	29,375,000	32,977,844
Proctor & Gamble Paper Project
Series 2001 AMT
03/01/2031	5.375%	1,000,000	1,292,970
Pennsylvania Housing Finance Agency
Refunding Revenue Bonds
Series 2017-124B
10/01/2037	3.500%	16,000,000	16,731,200
Revenue Bonds
Series 2019-129
10/01/2039	3.150%	7,730,000	7,868,212
Pennsylvania Turnpike Commission
Refunding Subordinated Revenue Bonds
Series 2015A-1
12/01/2045	5.250%	25,295,000	28,966,822
Series 2016A-1
12/01/2046	5.000%	10,000,000	11,277,100
Revenue Bonds
Series 2014B
12/01/2044	5.250%	10,000,000	11,262,400
Subordinated Series 2017B-1
06/01/2042	5.000%	15,000,000	17,330,550
Subordinated Series 2018B
12/01/2043	5.000%	7,000,000	8,346,240
Subordinated Series 2019A
12/01/2049	4.000%	5,700,000	6,128,298
Subordinated Revenue Bonds
Series 2014A-1
12/01/2043	5.000%	16,940,000	18,871,838
Philadelphia Authority for Industrial Development
Refunding Revenue Bonds
Wesley Enhanced Living
Series 2017
07/01/2042	5.000%	2,000,000	2,144,280
Revenue Bonds
First Philadelphia Preparatory Charter School
Series 2014
06/15/2043	7.250%	5,475,000	6,317,657
School District of Philadelphia (The)
Limited General Obligation Bonds
Series 2018A
09/01/2037	5.000%	1,000,000	1,187,810
Series 2018B
09/01/2043	5.000%	985,000	1,154,617
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Westmoreland County Municipal Authority(i)
Revenue Bonds
Capital Appreciation
Series 1999A (NPFGC)
08/15/2022	0.000%	2,000,000	1,899,580
Total			282,497,724
Puerto Rico 0.2%
Puerto Rico Public Finance Corp.(j)
Revenue Bonds
Commonwealth Appropriation
Series 2002E Escrowed to Maturity (AMBAC)
08/01/2027	5.500%	450,000	576,198
Unrefunded Revenue Bonds
Commonwealth Appropriation
Series 2002E Escrowed to Maturity
08/01/2026	6.000%	2,470,000	3,179,186
Series 2002E Escrowed to Maturity (AMBAC)
08/01/2027	5.500%	1,050,000	1,344,462
Total			5,099,846
South Carolina 1.2%
Piedmont Municipal Power Agency
Refunding Revenue Bonds
Electric
Series 1991 (NPFGC)
01/01/2021	6.250%	1,250,000	1,336,750
Unrefunded Revenue Bonds
Series 1993 (NPFGC)
01/01/2025	5.375%	11,070,000	13,139,094
South Carolina Jobs-Economic Development Authority
Revenue Bonds
York Preparatory Academy Project
Series 2014A
11/01/2023	5.750%	695,000	720,708
11/01/2033	7.000%	910,000	1,011,601
11/01/2045	7.250%	3,935,000	4,346,404
South Carolina Ports Authority(e)
Revenue Bonds
Series 2015 AMT
07/01/2050	5.250%	13,675,000	15,618,628
Series 2018 AMT
07/01/2048	5.000%	4,260,000	4,999,834
07/01/2055	5.000%	1,380,000	1,600,524
Total			42,773,543

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Tax-Exempt Fund | Annual Report 2019	25

Portfolio of Investments  (continued)
July 31, 2019
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
South Dakota 0.5%
South Dakota Health & Educational Facilities Authority
Refunding Revenue Bonds
Sanford Obligated Group
Series 2015
11/01/2035	5.000%	2,500,000	2,879,650
11/01/2045	5.000%	6,920,000	7,831,295
Revenue Bonds
Regional Health
Series 2017
09/01/2040	5.000%	6,500,000	7,611,175
Total			18,322,120
Tennessee 1.0%
Chattanooga Health Educational & Housing Facility Board
Refunding Revenue Bonds
Student Housing - CDFI Phase I
Series 2015
10/01/2032	5.000%	1,300,000	1,463,436
10/01/2035	5.000%	645,000	716,466
Greeneville Health & Educational Facilities Board
Refunding Revenue Bonds
Ballad Health Obligation Group
Series 2018
07/01/2035	5.000%	1,000,000	1,192,970
07/01/2040	4.000%	7,200,000	7,625,088
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board
Refunding Revenue Bonds
Lipscomb University Project
Series 2019
10/01/2058	5.250%	2,600,000	3,096,418
Revenue Bonds
Vanderbilt University Medical Center
Series 2016
07/01/2046	5.000%	6,800,000	7,794,840
Series 2017A
07/01/2048	5.000%	1,665,000	1,916,215
Tennessee Housing Development Agency
Revenue Bonds
3rd Issue
Series 2017
07/01/2037	3.400%	1,135,000	1,188,765
07/01/2042	3.600%	750,000	787,350
Issue 3
Series 2018
01/01/2049	3.950%	7,935,000	8,355,873
Total			34,137,421
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Texas 9.9%
Bexar County Health Facilities Development Corp.
Unrefunded Revenue Bonds
Army Retirement Residence
Series 2010
07/01/2030	5.875%	215,000	222,493
Capital Area Cultural Education Facilities Finance Corp.
Revenue Bonds
Roman Catholic Diocese
Series 2005B
04/01/2045	6.125%	13,450,000	13,814,091
Central Texas Regional Mobility Authority
Prerefunded 01/01/21 Revenue Bonds
Senior Lien
Series 2011
01/01/2041	6.000%	8,620,000	9,195,730
Refunding Revenue Bonds
Senior Lien
Series 2013A
01/01/2033	5.000%	2,700,000	2,957,769
Series 2016
01/01/2046	5.000%	9,835,000	11,128,991
Revenue Bonds
Senior Lien
Series 2015A
01/01/2045	5.000%	3,000,000	3,372,630
Central Texas Regional Mobility Authority(i)
Revenue Bonds
Capital Appreciation
Series 2010
01/01/2025	0.000%	2,000,000	1,788,100
Central Texas Turnpike System
Refunding Revenue Bonds
1st Tier
Series 2012A
08/15/2041	5.000%	16,075,000	17,316,311
Subordinated Series 2015C
08/15/2042	5.000%	14,730,000	16,393,901
Subordinated Refunding Revenue Bonds
Series 2015C
08/15/2037	5.000%	10,000,000	11,207,900
City of Austin Airport System(e)
Revenue Bonds
Series 2017B AMT
11/15/2041	5.000%	1,000,000	1,161,540
11/15/2046	5.000%	3,000,000	3,461,130
City of Austin Airport System(e),(f)
Revenue Bonds
Series 2019B AMT
11/15/2044	5.000%	6,500,000	7,850,180

The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia Tax-Exempt Fund | Annual Report 2019

Portfolio of Investments  (continued)
July 31, 2019
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of Houston Airport System(e)
Refunding Revenue Bonds
Special Facilities-United Airlines
Series 2011A AMT
07/15/2030	6.500%	5,555,000	6,003,566
United Airlines, Inc.
Series 2014 AMT
07/01/2029	5.000%	4,000,000	4,478,560
Subordinated Refunding Revenue Bonds
Lien
Series 2012A AMT
07/01/2031	5.000%	5,000,000	5,454,850
Clifton Higher Education Finance Corp.
Revenue Bonds
Idea Public Schools
Series 2012
08/15/2032	5.000%	2,165,000	2,322,201
08/15/2042	5.000%	5,575,000	5,905,709
Series 2013
08/15/2033	6.000%	990,000	1,133,491
International Leadership
Series 2015
08/15/2038	5.750%	3,000,000	3,300,960
International Leadership of Texas
Series 2015
08/15/2045	5.750%	10,500,000	11,441,325
Series 2015A
12/01/2035	5.000%	2,200,000	2,429,944
12/01/2045	5.000%	1,100,000	1,195,964
Dallas Love Field(e)
Revenue Bonds
Series 2017 AMT
11/01/2034	5.000%	750,000	882,195
11/01/2035	5.000%	1,000,000	1,172,720
Dallas/Fort Worth International Airport(e)
Refunding Revenue Bonds
Series 2014A AMT
11/01/2032	5.000%	3,400,000	3,837,308
Deaf Smith County Hospital District
Limited General Obligation Refunding Bonds
Series 2017
03/01/2030	5.000%	1,000,000	1,180,380
03/01/2031	5.000%	1,195,000	1,396,226
03/01/2034	5.000%	645,000	745,814
03/01/2040	4.000%	2,945,000	3,090,189
Harris County Health Facilities Development Corp.
Revenue Bonds
St. Luke’s Episcopal Hospital Project
Series 1991 Escrowed to Maturity
02/15/2021	6.750%	860,000	866,837
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Harris County Toll Road Authority (The)
Refunding Revenue Bonds
Senior Lien
Series 2018A
08/15/2048	4.000%	4,000,000	4,417,200
Houston Higher Education Finance Corp.
Prerefunded 05/15/21 Revenue Bonds
Harmony Public Schools
Series 2011A
05/15/2041	6.875%	4,045,000	4,439,468
New Hope Cultural Education Facilities Finance Corp.
Refunding Revenue Bonds
Texas Children’s Health System
Series 2017A
08/15/2040	4.000%	7,015,000	7,640,247
Revenue Bonds
Bridgemoor Plano Project
12/01/2053	7.250%	10,000,000	10,488,800
Cardinal Bay, Inc. - Village on the Park
Series 2016
07/01/2031	4.000%	1,000,000	1,082,670
07/01/2046	5.000%	5,435,000	6,037,905
07/01/2051	4.750%	2,715,000	2,956,879
Collegiate Housing College Station
Series 2014
04/01/2046	5.000%	7,250,000	7,685,072
Collegiate Housing Tarleton State University
Series 2015
04/01/2047	5.000%	2,995,000	3,193,748
Texas A&M University - Corpus Christi
Series 2017
04/01/2042	5.000%	2,000,000	2,064,100
New Hope Cultural Education Facilities Finance Corp.(g)
Revenue Bonds
Jubilee Academic Center Project
Series 2017
08/15/2037	5.000%	940,000	960,962
North Texas Tollway Authority
Refunding Revenue Bonds
1st Tier
Series 2011
01/01/2038	5.000%	5,500,000	5,747,610
Series 2012B
01/01/2042	5.000%	10,000,000	10,740,600
2nd Tier
Series 2015A
01/01/2038	5.000%	9,230,000	10,541,583
North Texas Tollway Authority(f)
Refunding Revenue Bonds
Series 2019A
01/01/2037	4.000%	15,000,000	16,810,200

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Tax-Exempt Fund | Annual Report 2019	27

Portfolio of Investments  (continued)
July 31, 2019
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Northside Independent School District
Unlimited General Obligation Refunding Bonds
Texas Permanent School Fund Program
Series 2019
08/15/2032	5.000%	4,905,000	6,147,535
08/15/2033	4.000%	2,535,000	2,914,895
08/15/2034	4.000%	3,265,000	3,723,896
Pottsboro Higher Education Finance Corp.
Revenue Bonds
Series 2016A
08/15/2036	5.000%	390,000	416,914
Red River Health Facilities Development Corp.
Revenue Bonds
MRC Crossings Project
Series 2014A
11/15/2034	7.500%	2,000,000	2,319,020
11/15/2044	7.750%	2,800,000	3,269,448
Sanger Industrial Development Corp.(e),(g),(h)
Revenue Bonds
Texas Pellets Project
Series 2012B AMT
07/01/2038	0.000%	34,645,000	8,661,250
Tarrant County Cultural Education Facilities Finance Corp.
Refunding Revenue Bonds
Trinity Terrace Project
Series 2014
10/01/2044	5.000%	2,500,000	2,700,275
10/01/2049	5.000%	1,870,000	2,010,474
Revenue Bonds
Buckner Senior Living Ventana Project
Series 2017
11/15/2047	6.750%	3,665,000	4,185,760
CC Young Memorial Home
Series 2009A
02/15/2038	8.000%	4,000,000	4,085,640
Texas City Industrial Development Corp.
Refunding Revenue Bonds
Arco Pipe Line Co. Project
Series 1990
10/01/2020	7.375%	2,000,000	2,137,900
Texas Private Activity Bond Surface Transportation Corp.(e),(f)
Revenue Bonds
Segment 3C Project
Series 2019 AMT
06/30/2058	5.000%	4,000,000	4,639,520
Texas Private Activity Bond Surface Transportation Corp.(e)
Revenue Bonds
Senior Lien - Blueridge Transportation
Series 2016 AMT
12/31/2050	5.000%	7,750,000	8,565,687
12/31/2055	5.000%	13,250,000	14,604,150
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Texas Transportation Commission
Revenue Bonds
State Highway 249 System Toll
Series 2019
08/01/2057	5.000%	2,000,000	2,314,320
University of Texas System (The)
Revenue Bonds
Series 2019B
08/15/2049	5.000%	12,000,000	17,624,760
Total			341,837,493
Utah 0.6%
Salt Lake City Corp. Airport(e)
Revenue Bonds
Series 2017A AMT
07/01/2036	5.000%	4,000,000	4,742,360
07/01/2047	5.000%	11,500,000	13,352,190
Series 2018-A AMT
07/01/2048	5.000%	3,000,000	3,533,970
Total			21,628,520
Virginia 1.3%
Chesapeake Bay Bridge & Tunnel District
Revenue Bonds
1st Tier General Resolution
Series 2016
07/01/2046	5.000%	3,500,000	3,985,975
City of Chesapeake Expressway Toll Road
Revenue Bonds
Transportation System
Series 2012A
07/15/2047	5.000%	7,505,000	8,061,496
Fredericksburg Economic Development Authority
Refunding Revenue Bonds
Mary Washington Healthcare Obligation
Series 2014
06/15/2030	5.000%	1,000,000	1,146,940
06/15/2031	5.000%	800,000	916,080
06/15/2033	5.000%	500,000	568,825
Loudoun County Economic Development Authority(i)
Revenue Bonds
Howard Hughes Medical Institute
Series 2019
07/01/2049	0.000%	17,045,000	6,391,534
Mosaic District Community Development Authority
Special Assessment Bonds
Series 2011A
03/01/2026	6.625%	2,145,000	2,263,061

The accompanying Notes to Financial Statements are an integral part of this statement.
28	Columbia Tax-Exempt Fund | Annual Report 2019

Portfolio of Investments  (continued)
July 31, 2019
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Virginia Small Business Financing Authority(e)
Revenue Bonds
Transform 66 P3 Project
Series 2017 AMT
12/31/2056	5.000%	20,300,000	22,956,661
Total			46,290,572
Washington 1.9%
Greater Wenatchee Regional Events Center Public Facilities District
Revenue Bonds
Series 2012A
09/01/2027	5.000%	1,540,000	1,588,679
09/01/2032	5.250%	1,000,000	1,027,970
King County Housing Authority
Refunding Revenue Bonds
Series 2018
05/01/2038	3.750%	2,915,000	3,078,794
King County Public Hospital District No. 4
Revenue Bonds
Series 2015A
12/01/2035	6.000%	1,300,000	1,371,604
12/01/2045	6.250%	2,500,000	2,629,325
Port of Seattle(e)
Revenue Bonds
Series 2018A AMT
05/01/2043	5.000%	8,000,000	9,278,960
Washington Health Care Facilities Authority
Refunding Revenue Bonds
Multicare Health System
Series 2017B
08/15/2041	4.000%	10,500,000	11,368,035
Virginia Mason Medical Center
Series 2017
08/15/2042	4.000%	3,335,000	3,452,625
Washington State Housing Finance Commission
Prerefunded 01/01/23 Revenue Bonds
Presbyterian Retirement
Series 2013
01/01/2028	5.000%	985,000	1,110,174
Revenue Bonds
Heron’s Key
Series 2015A
07/01/2030	6.500%	730,000	786,977
07/01/2035	6.750%	550,000	592,026
07/01/2045	7.000%	1,800,000	1,929,006
07/01/2050	7.000%	1,250,000	1,336,337
Washington State Housing Finance Commission(g)
Refunding Revenue Bonds
Bayview Manor Homes
Series 2016A
07/01/2046	5.000%	2,475,000	2,642,285
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Nonprofit Housing-Mirabella
Series 2012
10/01/2032	6.500%	9,600,000	10,291,200
10/01/2047	6.750%	1,000,000	1,075,050
Skyline 1st Hill Project
Series 2015
01/01/2020	4.125%	130,000	130,234
01/01/2025	5.000%	770,000	775,413
01/01/2035	5.750%	575,000	590,002
01/01/2045	6.000%	2,325,000	2,394,006
Unrefunded Revenue Bonds
Presbyterian Retirement
Series 2013
01/01/2023	5.000%	500,000	525,215
01/01/2028	5.000%	1,030,000	1,103,264
01/01/2033	5.000%	1,315,000	1,387,456
01/01/2043	5.250%	3,870,000	4,080,915
Total			64,545,552
West Virginia 0.8%
West Virginia Economic Development Authority
Refunding Revenue Bonds
Appalachian Power Co.-Amos Project
Series 2010A
12/01/2038	5.375%	3,850,000	4,030,565
West Virginia Hospital Finance Authority
Refunding Revenue Bonds
Cabell Huntington Hospital Obligation
Series 2018
01/01/2047	4.125%	5,000,000	5,274,900
Revenue Bonds
West Virginia University Health System Obligation
Series 2018
06/01/2052	5.000%	15,000,000	17,378,100
Total			26,683,565
Wisconsin 1.7%
City of La Crosse(e)
Refunding Revenue Bonds
Northern States Power Co. Project
Series 1996 AMT
11/01/2021	6.000%	6,000,000	6,531,540
Public Finance Authority(g)
Refunding Revenue Bonds
Mary’s Woods at Marylhurst
Series 2017
05/15/2042	5.250%	820,000	898,425
05/15/2047	5.250%	1,105,000	1,206,439

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Tax-Exempt Fund | Annual Report 2019	29

Portfolio of Investments  (continued)
July 31, 2019
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Public Finance Authority(e)
Refunding Revenue Bonds
TRIPS Senior Obligation Group
Series 2012B AMT
07/01/2028	5.250%	4,000,000	4,358,600
07/01/2042	5.000%	2,000,000	2,132,660
Wisconsin Health & Educational Facilities Authority
Refunding Revenue Bonds
Ascension Health Credit Group
Series 2016
11/15/2046	4.000%	5,000,000	5,357,350
Revenue Bonds
Beaver Dam Community Hospitals
Series 2013A
08/15/2028	5.125%	6,750,000	7,393,207
08/15/2034	5.250%	8,000,000	8,666,480
Covenant Communities, Inc. Project
Series 2018A
07/01/2048	4.000%	2,335,000	2,412,475
07/01/2053	4.125%	5,000,000	5,190,950
Series 2018B
07/01/2038	4.375%	1,250,000	1,287,913
07/01/2043	4.500%	1,375,000	1,415,081
07/01/2048	5.000%	500,000	533,120
St. John’s Communities, Inc. Project
Series 2018A
09/15/2050	5.000%	3,750,000	3,917,025
Wisconsin Housing & Economic Development Authority
Revenue Bonds
Series 2019A (FNMA)
09/01/2035	3.500%	5,000,000	5,348,350
Total			56,649,615
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Wyoming 0.2%
County of Campbell
Refunding Revenue Bonds
Basin Electric Power Cooperative
Series 2019
07/15/2039	3.625%	7,600,000	8,000,976
Total Municipal Bonds (Cost $3,199,480,474)			3,392,600,527

Money Market Funds 0.0%
	Shares	Value ($)
Dreyfus AMT-Free Tax Exempt Cash Management Fund, Institutional Shares, 1.310%(k)	200,155	200,155
JPMorgan Institutional Tax Free Money Market Fund, Institutional Class, 1.264%(k)	1,328,777	1,328,777
Total Money Market Funds (Cost $1,528,926)		1,528,932
Total Investments in Securities (Cost $3,268,738,620)		3,461,807,257
Other Assets & Liabilities, Net		(24,642,112)
Net Assets		$3,437,165,145

Notes to Portfolio of Investments
(a)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At July 31, 2019, the total value of these securities amounted to $462,798, which represents 0.01% of total net assets.
(b)	Valuation based on significant unobservable inputs.
(c)	The Fund is entitled to receive principal and interest from the guarantor after a day or a week’s notice or upon maturity. The maturity date disclosed represents the final maturity.
(d)	Represents a variable rate security where the coupon rate adjusts on specified dates (generally daily or weekly) using the prevailing money market rate. The interest rate shown was the current rate as of July 31, 2019.
(e)	Income from this security may be subject to alternative minimum tax.
(f)	Represents a security purchased on a when-issued basis.
(g)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At July 31, 2019, the total value of these securities amounted to $130,563,891, which represents 3.80% of total net assets.
(h)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At July 31, 2019, the total value of these securities amounted to $8,977,765, which represents 0.26% of total net assets.
(i)	Zero coupon bond.
(j)	Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At July 31, 2019, the total value of these securities amounted to $5,099,846, which represents 0.15% of total net assets.
The accompanying Notes to Financial Statements are an integral part of this statement.
30	Columbia Tax-Exempt Fund | Annual Report 2019

Portfolio of Investments  (continued)
July 31, 2019
Notes to Portfolio of Investments  (continued)
(k)	The rate shown is the seven-day current annualized yield at July 31, 2019.
Abbreviation Legend
AGM	Assured Guaranty Municipal Corporation
AMBAC	Ambac Assurance Corporation
AMT	Alternative Minimum Tax
BAM	Build America Mutual Assurance Co.
FGIC	Financial Guaranty Insurance Corporation
FHA	Federal Housing Authority
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
NPFGC	National Public Finance Guarantee Corporation
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Tax-Exempt Fund | Annual Report 2019	31

Portfolio of Investments  (continued)
July 31, 2019
Fair value measurements  (continued)
The following table is a summary of the inputs used to value the Fund’s investments at July 31, 2019:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Corporate Bonds & Notes	—	—	462,798	462,798
Floating Rate Notes	—	67,215,000	—	67,215,000
Municipal Bonds	—	3,392,600,527	—	3,392,600,527
Money Market Funds	1,528,932	—	—	1,528,932
Total Investments in Securities	1,528,932	3,459,815,527	462,798	3,461,807,257
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.
32	Columbia Tax-Exempt Fund | Annual Report 2019

Statement of Assets and Liabilities
July 31, 2019
Assets
Investments in securities, at value
Unaffiliated issuers (cost $3,268,738,620)	$3,461,807,257
Receivable for:
Investments sold	81,315
Capital shares sold	11,004,800
Interest	30,615,359
Prepaid expenses	24,286
Trustees’ deferred compensation plan	566,052
Total assets	3,504,099,069
Liabilities
Due to custodian	2,876
Payable for:
Investments purchased on a delayed delivery basis	49,302,165
Capital shares purchased	4,828,654
Distributions to shareholders	11,847,940
Management services fees	41,321
Distribution and/or service fees	15,311
Transfer agent fees	184,222
Compensation of board members	38,692
Compensation of chief compliance officer	122
Other expenses	106,569
Trustees’ deferred compensation plan	566,052
Total liabilities	66,933,924
Net assets applicable to outstanding capital stock	$3,437,165,145
Represented by
Paid in capital	3,242,467,068
Total distributable earnings (loss) (Note 2)	194,698,077
Total - representing net assets applicable to outstanding capital stock	$3,437,165,145
Class A
Net assets	$2,548,777,004
Shares outstanding	186,952,549
Net asset value per share	$13.63
Maximum sales charge	3.00%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$14.05
Advisor Class
Net assets	$21,407,011
Shares outstanding	1,570,467
Net asset value per share	$13.63
Class C
Net assets	$59,113,949
Shares outstanding	4,337,362
Net asset value per share	$13.63
Institutional Class
Net assets	$781,833,649
Shares outstanding	57,339,095
Net asset value per share	$13.64
Institutional 2 Class
Net assets	$8,977,694
Shares outstanding	658,427
Net asset value per share	$13.64
Institutional 3 Class
Net assets	$17,055,838
Shares outstanding	1,247,441
Net asset value per share	$13.67
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Tax-Exempt Fund | Annual Report 2019	33

Statement of Operations
Year Ended July 31, 2019
Net investment income
Income:
Dividends — unaffiliated issuers	$91,865
Interest	151,261,969
Total income	151,353,834
Expenses:
Management services fees	14,926,550
Distribution and/or service fees
Class A	5,069,885
Class C	610,971
Transfer agent fees
Class A	1,759,745
Advisor Class	11,959
Class C	44,640
Institutional Class	523,912
Institutional 2 Class	4,087
Institutional 3 Class	976
Compensation of board members	62,242
Custodian fees	23,552
Printing and postage fees	121,209
Registration fees	123,228
Audit fees	39,412
Legal fees	71,973
Compensation of chief compliance officer	1,343
Other	125,597
Total expenses	23,521,281
Fees waived by distributor
Class C	(64,313)
Total net expenses	23,456,968
Net investment income	127,896,866
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	6,273,590
Futures contracts	(453,732)
Net realized gain	5,819,858
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	80,250,915
Net change in unrealized appreciation (depreciation)	80,250,915
Net realized and unrealized gain	86,070,773
Net increase in net assets resulting from operations	$213,967,639
The accompanying Notes to Financial Statements are an integral part of this statement.
34	Columbia Tax-Exempt Fund | Annual Report 2019

Statement of Changes in Net Assets
	Year Ended July 31, 2019	Year Ended July 31, 2018
Operations
Net investment income	$127,896,866	$144,961,923
Net realized gain	5,819,858	22,914,482
Net change in unrealized appreciation (depreciation)	80,250,915	(91,368,820)
Net increase in net assets resulting from operations	213,967,639	76,507,585
Distributions to shareholders
Net investment income and net realized gains
Class A	(107,554,985)
Advisor Class	(767,489)
Class C	(2,306,645)
Institutional Class	(33,538,246)
Institutional 2 Class	(311,942)
Institutional 3 Class	(525,035)
Net investment income
Class A		(108,098,896)
Advisor Class		(423,016)
Class C		(3,173,964)
Institutional Class		(32,367,202)
Institutional 2 Class		(160,991)
Institutional 3 Class		(272,644)
Total distributions to shareholders (Note 2)	(145,004,342)	(144,496,713)
Decrease in net assets from capital stock activity	(148,964,746)	(218,543,884)
Total decrease in net assets	(80,001,449)	(286,533,012)
Net assets at beginning of year	3,517,166,594	3,803,699,606
Net assets at end of year	$3,437,165,145	$3,517,166,594
Undistributed net investment income	$4,408,955	$19,384,999
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Tax-Exempt Fund | Annual Report 2019	35

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	July 31, 2019		July 31, 2018
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	8,499,687	113,164,962	7,507,417	101,344,454
Distributions reinvested	7,531,359	100,322,587	7,467,365	100,639,378
Redemptions	(26,978,991)	(358,134,010)	(28,969,561)	(390,960,942)
Net decrease	(10,947,945)	(144,646,461)	(13,994,779)	(188,977,110)
Advisor Class
Subscriptions	1,107,511	14,714,485	693,016	9,354,381
Distributions reinvested	57,452	766,484	31,402	422,347
Redemptions	(624,279)	(8,299,068)	(209,142)	(2,826,783)
Net increase	540,684	7,181,901	515,276	6,949,945
Class B
Redemptions	—	—	(724)	(9,858)
Net decrease	—	—	(724)	(9,858)
Class C
Subscriptions	603,112	8,072,681	660,041	8,913,325
Distributions reinvested	156,092	2,077,491	214,497	2,890,039
Redemptions	(1,826,850)	(24,296,605)	(3,197,926)	(42,987,361)
Net decrease	(1,067,646)	(14,146,433)	(2,323,388)	(31,183,997)
Institutional Class
Subscriptions	10,960,209	145,803,802	8,184,215	110,330,571
Distributions reinvested	978,691	13,040,245	942,893	12,705,430
Redemptions	(12,665,853)	(167,712,504)	(10,401,231)	(140,508,503)
Net decrease	(726,953)	(8,868,457)	(1,274,123)	(17,472,502)
Institutional 2 Class
Subscriptions	326,980	4,358,241	455,530	6,146,184
Distributions reinvested	23,336	311,492	11,949	160,579
Redemptions	(159,160)	(2,107,683)	(146,558)	(1,982,948)
Net increase	191,156	2,562,050	320,921	4,323,815
Institutional 3 Class
Subscriptions	912,700	12,171,960	750,262	10,228,851
Distributions reinvested	35,939	481,761	20,175	272,065
Redemptions	(278,626)	(3,701,067)	(198,228)	(2,675,093)
Net increase	670,013	8,952,654	572,209	7,825,823
Total net decrease	(11,340,691)	(148,964,746)	(16,184,608)	(218,543,884)
The accompanying Notes to Financial Statements are an integral part of this statement.
36	Columbia Tax-Exempt Fund | Annual Report 2019

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Columbia Tax-Exempt Fund | Annual Report 2019	37

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 7/31/2019	$13.35	0.50	0.34	0.84	(0.55)	(0.01)	(0.56)
Year Ended 7/31/2018	$13.60	0.53	(0.25)	0.28	(0.53)	—	(0.53)
Year Ended 7/31/2017	$14.25	0.55	(0.66)	(0.11)	(0.54)	—	(0.54)
Year Ended 7/31/2016	$13.84	0.56	0.41	0.97	(0.56)	—	(0.56)
Year Ended 7/31/2015	$13.82	0.59	0.02	0.61	(0.59)	—	(0.59)
Advisor Class
Year Ended 7/31/2019	$13.35	0.52	0.35	0.87	(0.58)	(0.01)	(0.59)
Year Ended 7/31/2018	$13.60	0.56	(0.25)	0.31	(0.56)	—	(0.56)
Year Ended 7/31/2017	$14.25	0.57	(0.65)	(0.08)	(0.57)	—	(0.57)
Year Ended 7/31/2016	$13.84	0.59	0.41	1.00	(0.59)	—	(0.59)
Year Ended 7/31/2015	$13.82	0.62	0.01	0.63	(0.61)	—	(0.61)
Class C
Year Ended 7/31/2019	$13.35	0.41	0.35	0.76	(0.47)	(0.01)	(0.48)
Year Ended 7/31/2018	$13.60	0.44	(0.25)	0.19	(0.44)	—	(0.44)
Year Ended 7/31/2017	$14.24	0.46	(0.65)	(0.19)	(0.45)	—	(0.45)
Year Ended 7/31/2016	$13.84	0.47	0.40	0.87	(0.47)	—	(0.47)
Year Ended 7/31/2015	$13.82	0.51	0.01	0.52	(0.50)	—	(0.50)
Institutional Class
Year Ended 7/31/2019	$13.35	0.52	0.36	0.88	(0.58)	(0.01)	(0.59)
Year Ended 7/31/2018	$13.60	0.56	(0.25)	0.31	(0.56)	—	(0.56)
Year Ended 7/31/2017	$14.25	0.57	(0.65)	(0.08)	(0.57)	—	(0.57)
Year Ended 7/31/2016	$13.84	0.59	0.41	1.00	(0.59)	—	(0.59)
Year Ended 7/31/2015	$13.82	0.62	0.01	0.63	(0.61)	—	(0.61)
Institutional 2 Class
Year Ended 7/31/2019	$13.35	0.52	0.36	0.88	(0.58)	(0.01)	(0.59)
Year Ended 7/31/2018	$13.60	0.56	(0.25)	0.31	(0.56)	—	(0.56)
Year Ended 7/31/2017	$14.25	0.58	(0.66)	(0.08)	(0.57)	—	(0.57)
Year Ended 7/31/2016	$13.84	0.60	0.41	1.01	(0.60)	—	(0.60)
Year Ended 7/31/2015	$13.82	0.63	0.01	0.64	(0.62)	—	(0.62)
The accompanying Notes to Financial Statements are an integral part of this statement.
38	Columbia Tax-Exempt Fund | Annual Report 2019

Financial Highlights  (continued)
	Proceeds from regulatory settlements	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 7/31/2019	—	$13.63	6.51%	0.73%	0.73%	3.74%	20%	$2,548,777
Year Ended 7/31/2018	—	$13.35	2.08%	0.72%	0.72% (c)	3.93%	17%	$2,642,009
Year Ended 7/31/2017	—	$13.60	(0.70%)	0.72% (d),(e)	0.72% (c),(d),(e)	3.98%	13%	$2,882,268
Year Ended 7/31/2016	—	$14.25	7.19%	0.76% (d)	0.76% (c),(d)	4.04%	14%	$3,344,274
Year Ended 7/31/2015	0.00 (f)	$13.84	4.41% (g)	0.77% (d)	0.77% (c),(d)	4.21%	13%	$3,238,956
Advisor Class
Year Ended 7/31/2019	—	$13.63	6.72%	0.53%	0.53%	3.93%	20%	$21,407
Year Ended 7/31/2018	—	$13.35	2.29%	0.52%	0.52% (c)	4.16%	17%	$13,745
Year Ended 7/31/2017	—	$13.60	(0.50%)	0.52% (d),(e)	0.52% (c),(d),(e)	4.20%	13%	$6,997
Year Ended 7/31/2016	—	$14.25	7.40%	0.56% (d)	0.56% (c),(d)	4.23%	14%	$5,303
Year Ended 7/31/2015	0.00 (f)	$13.84	4.62% (g)	0.57% (d)	0.57% (c),(d)	4.42%	13%	$1,634
Class C
Year Ended 7/31/2019	—	$13.63	5.82%	1.48%	1.38%	3.09%	20%	$59,114
Year Ended 7/31/2018	—	$13.35	1.42%	1.47%	1.37% (c)	3.27%	17%	$72,134
Year Ended 7/31/2017	—	$13.60	(1.27%)	1.47% (d),(e)	1.37% (c),(d),(e)	3.33%	13%	$105,081
Year Ended 7/31/2016	—	$14.24	6.42%	1.51% (d)	1.41% (c),(d)	3.38%	14%	$120,031
Year Ended 7/31/2015	0.00 (f)	$13.84	3.80% (g)	1.52% (d)	1.36% (c),(d)	3.63%	13%	$99,273
Institutional Class
Year Ended 7/31/2019	—	$13.64	6.80%	0.53%	0.53%	3.94%	20%	$781,834
Year Ended 7/31/2018	—	$13.35	2.29%	0.52%	0.52% (c)	4.13%	17%	$775,309
Year Ended 7/31/2017	—	$13.60	(0.50%)	0.52% (d),(e)	0.52% (c),(d),(e)	4.18%	13%	$807,282
Year Ended 7/31/2016	—	$14.25	7.40%	0.56% (d)	0.56% (c),(d)	4.24%	14%	$837,239
Year Ended 7/31/2015	0.00 (f)	$13.84	4.62% (g)	0.57% (d)	0.57% (c),(d)	4.41%	13%	$752,369
Institutional 2 Class
Year Ended 7/31/2019	—	$13.64	6.81%	0.52%	0.52%	3.94%	20%	$8,978
Year Ended 7/31/2018	—	$13.35	2.29%	0.51%	0.51%	4.16%	17%	$6,239
Year Ended 7/31/2017	—	$13.60	(0.47%)	0.51% (d),(e)	0.51% (d),(e)	4.21%	13%	$1,990
Year Ended 7/31/2016	—	$14.25	7.47%	0.50% (d)	0.50% (d)	4.30%	14%	$893
Year Ended 7/31/2015	0.00 (f)	$13.84	4.69% (g)	0.50% (d)	0.50% (d)	4.51%	13%	$622
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Tax-Exempt Fund | Annual Report 2019	39

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 7/31/2019	$13.39	0.53	0.35	0.88	(0.59)	(0.01)	(0.60)
Year Ended 7/31/2018	$13.64	0.57	(0.26)	0.31	(0.56)	—	(0.56)
Year Ended 7/31/2017(h)	$13.45	0.23	0.19 (i)	0.42	(0.23)	—	(0.23)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Ratios include interest and fee expense related to the participation in certain inverse floater programs which is less than 0.01%. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund’s net assets, net asset value per share, total return or net investment income.
(e)	Expenses have been reduced due to a reimbursement of expenses overbilled by a third party. If the reimbursement had been excluded, the expense ratios would have been higher by the percentages shown for each class in the table below. All fee waivers and expense reimbursements by the Investment Manager and its affiliates were applied before giving effect to this third party reimbursement.

Year Ended	Class A	Advisor Class	Class C	Institutional Class	Institutional 2 Class
07/31/2017	0.01%	0.01%	0.01%	0.01%	0.01%

(f)	Rounds to zero.
(g)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.03%.
(h)	Institutional 3 Class shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
(i)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
(j)	Annualized.
(k)	Ratios include interest and fee expense related to the participation in certain inverse floater programs. If interest and fee expense related to the participation in certain inverse floater programs had been excluded, expenses would have been lower by 0.01%. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund’s net assets, net asset value per share, total return or net investment income
The accompanying Notes to Financial Statements are an integral part of this statement.
40	Columbia Tax-Exempt Fund | Annual Report 2019

Financial Highlights  (continued)
	Proceeds from regulatory settlements	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 7/31/2019	—	$13.67	6.78%	0.47%	0.47%	3.97%	20%	$17,056
Year Ended 7/31/2018	—	$13.39	2.35%	0.47%	0.47%	4.25%	17%	$7,731
Year Ended 7/31/2017(h)	—	$13.64	3.17%	0.49% (j),(k)	0.49% (j),(k)	4.19% (j)	13%	$71
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Tax-Exempt Fund | Annual Report 2019	41

Notes to Financial Statements
July 31, 2019
Note 1. Organization
Columbia Tax-Exempt Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Advisor Class, Institutional Class, Institutional 2 Class and Institutional 3 Class shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional and to certain other investors as also described in the Fund’s prospectus. Class C shares automatically convert to Class A shares after 10 years.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
42	Columbia Tax-Exempt Fund | Annual Report 2019

Notes to Financial Statements  (continued)
July 31, 2019
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the
Columbia Tax-Exempt Fund | Annual Report 2019	43

Notes to Financial Statements  (continued)
July 31, 2019
broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended July 31, 2019:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	(453,732)
44	Columbia Tax-Exempt Fund | Annual Report 2019

Notes to Financial Statements  (continued)
July 31, 2019
The following table is a summary of the average outstanding volume by derivative instrument for the year ended July 31, 2019:
Derivative instrument	Average notional amounts ($)*
Futures contracts — short	26,874,048

*	Based on the ending daily outstanding amounts for the year ended July 31, 2019.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its net tax-exempt and investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Columbia Tax-Exempt Fund | Annual Report 2019	45

Notes to Financial Statements  (continued)
July 31, 2019
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. Management does not expect the implementation of this guidance to have a material impact on the financial statement amounts and footnote disclosures.
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years, with early adoption permitted. After evaluation, Management determined to adopt the ASU effective for periods ending July 31, 2019 and all subsequent periods. As a result of the amendments, management implemented disclosure changes which include removal of the amount and reasons for transfers between level 1 and level 2 of the fair value hierarchy, removal of the policy for the timing of transfers between levels, removal of the description of the level 3 valuation processes, as well as modifications to the measurement uncertainty disclosure.
Disclosure Update and Simplification
In September 2018, the Securities and Exchange Commission (SEC) released Final Rule 33-10532, Disclosure Update and Simplification, which amends certain financial statement disclosure requirements that the SEC determined to be redundant, outdated, or superseded in light of other SEC disclosure requirements, GAAP, or changes in the information environment. As a result of the amendments, management implemented disclosure changes which included removing the components of distributable earnings presented on the Statement of Assets and Liabilities and combining income and gain distributions paid to shareholders as presented on the Statement of Changes in Net Assets. Any values presented to meet prior year requirements were left unchanged. The amendments had no effect on the Fund’s net assets or results of operation.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.48% to 0.29% as the Fund’s net assets increase. The effective management services fee rate for the year ended July 31, 2019 was 0.44% of the Fund’s average daily net assets.
46	Columbia Tax-Exempt Fund | Annual Report 2019

Notes to Financial Statements  (continued)
July 31, 2019
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Deferred Plan) which may be terminated at any time. Obligations of the Deferred Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended July 31, 2019, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.07
Advisor Class	0.07
Class C	0.07
Institutional Class	0.07
Institutional 2 Class	0.06
Institutional 3 Class	0.01
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended July 31, 2019, no minimum account balance fees were charged by the Fund.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the
Columbia Tax-Exempt Fund | Annual Report 2019	47

Notes to Financial Statements  (continued)
July 31, 2019
Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.20% of the average daily net assets attributable to Class A and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.75% of the average daily net assets attributable to Class C shares of the Fund.
The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares so that the distribution fee does not exceed 0.65% annually of the average daily net assets attributable to Class C shares. This arrangement may be modified or terminated by the Distributor at any time.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended July 31, 2019, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	3.00	0.75 (a)	711,104
Class C	—	1.00 (b)	4,686

(a)	This charge is imposed on certain investments of $500,000 or more if redeemed within 12 months after purchase.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	December 1, 2018 through November 30, 2019	Prior to December 1, 2018
Class A	0.80%	0.80%
Advisor Class	0.60	0.60
Class C	1.55	1.55
Institutional Class	0.60	0.60
Institutional 2 Class	0.59	0.59
Institutional 3 Class	0.54	0.55
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
48	Columbia Tax-Exempt Fund | Annual Report 2019

Notes to Financial Statements  (continued)
July 31, 2019
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At July 31, 2019, these differences were primarily due to differing treatment for tax straddles, trustees’ deferred compensation, distributions and principal and/or interest from fixed income securities. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
561,488	(561,488)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by these reclassifications.
The tax character of distributions paid during the years indicated was as follows:
Year Ended July 31, 2019				Year Ended July 31, 2018
Ordinary income ($)	Tax-exempt income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Tax-exempt income ($)	Long-term capital gains ($)	Total ($)
994,268	142,440,130	1,569,944	145,004,342	1,986,538	142,510,175	—	144,496,713
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At July 31, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed tax- exempt income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
3,037,246	24,864,280	4,400,313	—	174,856,058
At July 31, 2019, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
3,286,951,199	205,719,700	(30,863,642)	174,856,058
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $659,826,439 and $804,643,620, respectively, for the year ended July 31, 2019. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Columbia Tax-Exempt Fund | Annual Report 2019	49

Notes to Financial Statements  (continued)
July 31, 2019
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended July 31, 2019.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended July 31, 2019.
Note 8. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Changes in interest rates may also affect the liquidity of the Fund’s investments in debt instruments. In general, the longer the maturity or duration of a debt instrument, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. Similarly, a period of rising interest rates may negatively impact the Fund’s performance. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity.
50	Columbia Tax-Exempt Fund | Annual Report 2019

Notes to Financial Statements  (continued)
July 31, 2019
Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Shareholder concentration risk
At July 31, 2019, two unaffiliated shareholders of record owned 21.3% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 37.5% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Tax-Exempt Fund | Annual Report 2019	51

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia Tax-Exempt Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Tax-Exempt Fund (one of the funds constituting Columbia Funds Series Trust I, hereafter referred to as the "Fund") as of July 31, 2019, the related statement of operations for the year ended July 31, 2019, the statement of changes in net assets for each of the two years in the period ended July 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
September 20, 2019
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
52	Columbia Tax-Exempt Fund | Annual Report 2019

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended July 31, 2019. Shareholders will be notified in early 2020 of the amounts for use in preparing 2019 income tax returns.
Capital gain dividend	Exempt- interest dividends
$4,697,991	99.31%
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Exempt-interest dividends. The percentage of net investment income distributed during the fiscal year that qualifies as exempt-interest dividends for federal income tax purposes. A portion of the income may be subject to federal alternative minimum tax.
Columbia Tax-Exempt Fund | Annual Report 2019	53

TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	69	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines, December 2002-May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	69	Spartan Nash Company, (food distributor); former Director, Nash Finch Company (food distributor), 2005-2013; Aircastle Limited (aircraft leasing); former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and Travelport Worldwide Limited (travel information technology)
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	69	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	69	Director, CSX Corporation (transportation suppliers); Genworth Financial, Inc. (financial and insurance products and services); PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
54	Columbia Tax-Exempt Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College, August 2007-June 2018; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College, August 1999-October 2005; University Professor, Boston College, November 2005-August 2007	69	Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP, 1988-2014	69	Former Director, M Fund, Inc. (M Funds mutual fund family), July 2018-July 2019
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry, 1994-1997, President – Application Systems Division, 1991-1994, Chief Financial Officer – US Marketing & Services, 1988-1991, and Chief Information Officer, 1987-1988, IBM Corporation (computer and technology)	69	Former Director, Enesco Group, Inc. (producer of giftware and home and garden decor products), 2001-2006
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Adjunct Professor of Finance, Bentley University since November 2017; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2009-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	69	Director, The Autism Project since March 2015; former Trustee, New Century Portfolios, March 2015-December 2017; formerly on Board of Governors, Gateway Healthcare, January 2016 – December 2017
Columbia Tax-Exempt Fund | Annual Report 2019	55

TRUSTEES AND OFFICERS  (continued)
Consultants to the Independent Trustees*  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Olive Darragh c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1962	Independent Trustee Consultant 2019	Independent Trustee Consultant, Columbia Funds since June 2019; Managing Director of Darragh Inc. (a strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio (an investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company, 2001-2004	69	Director, University of Edinburgh Business School; former Director, Boston Public Library Foundation
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	69	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions)
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Olive Darragh was appointed consultant to the Independent Trustees effective June 10, 2019. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton, Ms. Darragh and Ms. Trunow as a Trustee at a future shareholder meeting.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	190	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, August 2006 - January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
56	Columbia Tax-Exempt Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer (Principal Financial Officer) (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002 (previously Treasurer and Chief Accounting Officer, January 2009 - January 2019 and December 2015 - January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President — Pricing and Corporate Actions, May 2010 - March 2017).
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Tax-Exempt Fund | Annual Report 2019	57

Board Consideration and Approval of Management
Agreement
On June 12, 2019, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Series Trust I (the Trust) unanimously approved the continuation of the Management Agreement (the Management Agreement) with Columbia Management Investment Advisers, LLC (the Investment Manager) with respect to Columbia Tax-Exempt Fund (the Fund), a series of the Trust. As detailed below, the Board’s Advisory Fees and Expenses Committee (the Committee) and the Board met on multiple occasions to review and discuss, among themselves, with the management team of the Investment Manager and with an independent fee consultant, materials provided by the Investment Manager, the independent fee consultant and others before determining to approve the continuation of the Management Agreement.
In connection with their deliberations regarding the continuation of the Management Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Management Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 5, 2019, April 25, 2019 and June 11, 2019 and at Board meetings held on March 6, 2019 and June 12, 2019. In addition, the Board and its various committees consider matters bearing on the Management Agreement at other meetings throughout the year and in prior years and meet regularly with senior management of the Trust and the Investment Manager. Through the Board’s Investment Oversight Committees, Trustees also meet with selected portfolio managers of the funds the Trustees oversee and with other investment personnel at various times throughout the year. The Committee and the Board also consulted with the independent fee consultant, Fund counsel and the Independent Trustees’ independent legal counsel, who advised on various matters with respect to the Committee’s and the Board’s considerations and otherwise assisted the Committee and the Board in their deliberations. On June 11, 2019, the Committee recommended that the Board approve the continuation of the Management Agreement. On June 12, 2019, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement for the Fund.
The Committee and the Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to recommend for approval or approve the continuation of the Management Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Management Agreement for the Fund included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund through November 30, 2019 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	The terms and conditions of the Management Agreement;
•	The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of distribution, transfer agency and shareholder services to the Fund;
•	Descriptions of various functions performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding the management fees of similarly-managed portfolios of other clients of the Investment Manager, including institutional accounts and collective trusts;
•	Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
58	Columbia Tax-Exempt Fund | Annual Report 2019

Board Consideration and Approval of Management
Agreement  (continued)
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager’s compliance system by the Fund’s Chief Compliance Officer; and
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund.
Nature, extent and quality of services provided under the Management Agreement
The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Management Agreement and under separate agreements for the provision of transfer agency and shareholder services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager’s ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager’s investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.
The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager’s experience with funds using an investment strategy similar to that used by the Investment Manager for the Fund. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates and the resources dedicated by the Investment Manager and its affiliates to risk management, and considered the Investment Manager’s ability to provide administrative services to the Fund and coordinate the activities of the Fund’s other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks, information that compared the performance of the Fund to the performance of a group of comparable mutual funds as determined by the independent third-party data provider, and information and analysis provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons. Although the Fund’s performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Committee and the Board concluded that other factors relevant to performance were sufficient, in light of other considerations, to support continuation of the Management Agreement. Those factors included one or more of the following: (i) that the Fund’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund’s investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund’s investment strategy; (iii) that the Fund’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that the Investment Manager had taken or was taking steps designed to help improve the Fund’s investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.
The Committee and the Board noted that, through December 31, 2018, the Fund’s performance was in the fiftieth, fifty-third and forty-second percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five-year periods, respectively.
Columbia Tax-Exempt Fund | Annual Report 2019	59

Board Consideration and Approval of Management
Agreement  (continued)
The Committee and the Board also considered the Investment Manager’s performance and reputation generally, the Investment Manager’s historical responsiveness to Board concerns about performance, and the Investment Manager’s willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager was sufficient, in light of other considerations, to support the continuation of the Management Agreement.
Investment management fee rates and other expenses
The Committee and the Board considered the management fees charged to the Fund under the Management Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Management Agreement, the Committee and the Board considered, among other information, the Fund’s total expense ratio as a percentage of average daily net assets. The Committee and the Board considered data provided by the independent third-party data provider and the independent fee consultant. The Committee and the Board noted that, as of December 31, 2018, the Fund’s actual management fee and net total expense ratio were ranked in the third and second quintiles, respectively, (where the lowest fees and expenses would be in the first quintile) against the Fund’s expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.
The Committee and the Board also received and considered information about the management fees charged by the Investment Manager to institutional accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. The Committee and the Board also received and considered information about the fees charged by the Investment Manager for sub-advisory services it provides to comparable unaffiliated funds. In evaluating the Fund’s management fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the management fee rates and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
Costs of services provided and profitability
The Committee and the Board also took note of the costs the Investment Manager and its affiliates incur in connection with the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, and the efforts undertaken by the Investment Manager and its affiliates to manage efficiently their costs to provide such services.
The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager’s affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability to the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2018 to profitability levels realized in 2017. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. In addition, the Committee and the Board considered information provided by the Investment Manager regarding the Investment Manager’s financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies. In this regard, the Committee and the Board also considered data provided by the independent fee consultant.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
60	Columbia Tax-Exempt Fund | Annual Report 2019

Board Consideration and Approval of Management
Agreement  (continued)
Economies of scale
The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager’s investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Committee and the Board noted that the management fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.
In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as noted above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Management Agreement.
Other benefits to the Investment Manager
The Committee and the Board received and considered information regarding “fall-out” or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager’s affiliates to provide distribution, transfer agency and shareholder services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund’s distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund’s securities transactions, and reviewed information about the Investment Manager’s practices with respect to considering brokerage and research services when allocating portfolio transactions. In this connection, the Board also noted that the amount of research made available to the Investment Manager by reason of brokerage commissions had been declining over time, and may decline further. The Committee and the Board recognized that the Investment Manager’s profitability would be somewhat lower without these benefits.
Conclusion
The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Management Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement.
Columbia Tax-Exempt Fund | Annual Report 2019	61

Additional information
The Fund mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
62	Columbia Tax-Exempt Fund | Annual Report 2019

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Columbia Tax-Exempt Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2019 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN233_07_J01_(09/19)

Annual Report
July 31, 2019
Columbia Ultra Short Term Bond Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Ultra Short Term Bond Fund  |  Annual Report 2019

Fund at a Glance
Investment objective
Columbia Ultra Short Term Bond Fund (the Fund) seeks a high level of current income consistent with the maintenance of liquidity and the preservation of capital.
Portfolio management
Gregory Liechty
Co-Portfolio Manager
Managed Fund since 2016
Ronald Stahl, CFA
Co-Portfolio Manager
Managed Fund since 2015
Average annual total returns (%) (for the period ended July 31, 2019)
	Inception	1 Year	5 Years	10 Years
Class A*	02/20/19	2.53	1.04	0.94
Advisor Class*	12/03/18	2.78	1.21	1.10
Institutional Class*	12/03/18	2.79	1.21	1.11
Institutional 3 Class	03/08/04	2.91	1.32	1.22
Bloomberg Barclays U.S. Short-Term Government/Corporate Index		2.67	1.15	0.80
The Fund commenced operations on November 23, 2009. The returns shown for periods prior to November 23, 2009 are the returns of CMG Ultra Short Term Bond Fund, the predecessor to the Fund and a series of Columbia Funds Institutional Trust. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower. All results shown assume reinvestment of distributions. The table does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of shares.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/or calling 800.345.6611.
*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Bloomberg Barclays U.S. Short-Term Government/Corporate Index tracks the performance of U.S. Government and corporate bonds rated investment grade or better, with maturities of less than one year.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Ultra Short Term Bond Fund | Annual Report 2019	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (July 31, 2009 — July 31, 2019)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Ultra Short Term Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at July 31, 2019)
Asset-Backed Securities — Non-Agency	28.2
Commercial Mortgage-Backed Securities - Non-Agency	3.4
Corporate Bonds & Notes	52.8
Foreign Government Obligations	1.1
Money Market Funds	2.4
Residential Mortgage-Backed Securities - Agency	0.0 (a)
Residential Mortgage-Backed Securities - Non-Agency	4.1
U.S. Government & Agency Obligations	4.0
U.S. Treasury Obligations	4.0
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at July 31, 2019)
AAA rating	28.6
AA rating	13.0
A rating	30.6
BBB rating	24.5
Not rated	3.3
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

4	Columbia Ultra Short Term Bond Fund | Annual Report 2019

Manager Discussion of Fund Performance
At July 31, 2019, approximately 29.78% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended July 31, 2019, Class A shares of the Fund returned 2.53%. The Fund underperformed its benchmark, the Bloomberg Barclays U.S. Short Term Government/Corporate Index, which returned 2.67% for the same period. The Fund benefited from its exposure to sectors that trade on their yield relative to U.S. Treasuries, as spread sectors outperformed U.S. Treasuries for the period. Overweights in corporate and securitized sectors aided relative results as did exposure to floating-rate notes during the second half of 2018, as the Federal Reserve (the Fed) increased its overnight lending rate by 0.25 percentage points in both September and December. The Fund’s allocation to U.S. government securities (U.S. Treasuries and agencies), detracted from performance during the period.
Trade concerns, interest rates drove financial markets
Optimism prevailed early in the 12-month period ended July 31, 2019 as positive global economic conditions, broad U.S. corporate tax cuts and moves to reduce regulation in a number of industries buoyed confidence. However, the economic backdrop looked less rosy as the period wore on. U.S. economic growth, which had risen above 3.0% (annualized) in the second half of 2018, slowed in 2019, averaging 2.3% (annualized) for the 12-month period. European economies transitioned to a slower pace of growth, struggling with rising interest rates, trade tensions and uncertainty surrounding the U.K.’s departure from the European Union (Brexit). At the same time, China’s economic conditions weakened and emerging markets came under pressure, driven by trade and tariff concerns and a rising U.S dollar.
Against this backdrop, the Fed hiked short-term interest rates twice in the second half of 2018, then cut the target on its overnight rate by 25 basis points on July 31st, 2019. Rates of three months and shorter rose during the period, while longer rates fell as parts of the yield curve inverted on the expectation of a cooling economy and a pause by the Fed.
Most sectors within both corporate and structured products produced returns in excess of similar-duration U.S. Treasuries. Lower rated bonds outperformed in most spread sectors in a predominantly risk-on environment, the result of strong investor demand for yield in a global environment of relatively low interest rates. However, volatility picked up in the fourth quarter of 2018, as the equity market sold off and spread sectors responded by widening. Equities rebounded and spreads narrowed in the first quarter of 2019 as relatively solid economic fundamentals increased investor risk appetites. Rate volatility escalated again during the last two months of the period, as trade tensions and tariffs weighed on global growth expectations and the market began to anticipate the Fed’s July rate cut.
Contributors and detractors
The Fund’s overweight in spread sectors made a positive contribution to performance for the period, as almost all short-term spread sectors outperformed similarly maturing U.S. Treasury securities. Overweights in both corporate bonds and asset-backed securities (ABS), were the largest contributors to performance. The Bloomberg Barclays Short-Term Corporate Index outperformed similar duration Treasuries by 44 basis points, led by finance, real estate investment trusts (REITs), basic industry and wireless sectors. An overweight in BBB-rated credits also was positive, as lower rated credits outperformed. With approximately 28% of the Fund invested in ABS, the Fund got a significant boost as ABS outperformed similar-duration Treasuries by 80 basis points, as measured by the Bloomberg Barclays Asset Backed Securities AAA Index.
U.S. government securities (U.S. Treasuries and agencies), which accounted for approximately 10% of Fund assets, were the most significant detractors from performance. As investors sought to add yield in a low rate environment, almost all spread products outperformed similar-duration U.S. government securities.
Over the 12-month period, we increased the Fund’s allocation to ABS and non-agency CMOs by a combined 7%, mostly in lieu of cash and/or U.S. government securities. We used a small allocation to U.S. Treasury futures contracts to help manage the Fund’s duration.
Columbia Ultra Short Term Bond Fund | Annual Report 2019	5

Manager Discussion of Fund Performance  (continued)
Fund strategy
The Fund is managed with a focus on achieving a total return in excess of the benchmark and cash alternatives, which include money market funds. We take a conservative approach and apply it aggressively in an effort to achieve superior risk-adjusted returns. The portfolio managers and analysts perform in-depth qualitative and quantitative assessments of individual issues and issuers to build a highly diversified portfolio. Ongoing monitoring and risk management is a valued part of the investment process.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Mortgage- and asset-backed securities are affected by interest rates, financial health of issuers/originators, creditworthiness of entities providing credit enhancements and the value of underlying assets. Fixed-income securities present issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. Investing in derivatives is a specialized activity involves special risks, which may result in significant losses. Market or other (e.g., interest rate) environments may adversely affect the liquidity of Fund investments, negatively impacting their price. Generally, the less liquid the market at the time the Fund sells a holding, the greater the risk of loss or decline of value to the Fund. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Ultra Short Term Bond Fund | Annual Report 2019

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
February 1, 2019 — July 31, 2019
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,012.70 (a)	1,022.71	1.85 (a)	2.11	0.42 (a)
Advisor Class	1,000.00	1,000.00	1,015.70	1,023.46	1.35	1.35	0.27
Institutional Class	1,000.00	1,000.00	1,015.80	1,023.31	1.50	1.51	0.30
Institutional 3 Class	1,000.00	1,000.00	1,016.30	1,023.60	1.20	1.20	0.24
(a)	Based on operations from February 20, 2019 (commencement of operations) through the stated period end.
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Ultra Short Term Bond Fund | Annual Report 2019	7

Portfolio of Investments
July 31, 2019
(Percentages represent value of investments compared to net assets)
Investments in securities
Asset-Backed Securities — Non-Agency 28.1%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Ally Auto Receivables Trust
Series 20 16-3 Class A4
04/15/2021	1.720%	3,231,175	3,226,833
American Credit Acceptance Receivables Trust(a)
Series 2018-3 Class A
08/12/2021	2.920%	1,097,145	1,097,605
Subordinated Series 2018-3 Class B
06/13/2022	3.490%	2,565,000	2,574,151
Subordinated Series 2018-4 Class B
09/12/2022	3.780%	5,000,000	5,037,649
Subordinated Series 2019-2 Class B
05/12/2023	3.050%	4,000,000	4,019,129
Ascentium Equipment Receivables Trust(a)
Series 2017-2A Class A2
05/11/2020	2.000%	1,615,686	1,614,594
Avant Loans Funding Trust(a)
Series 2018-B Class A
01/18/2022	3.420%	3,597,751	3,606,189
Series 2019-A Class A
07/15/2022	3.480%	3,026,393	3,037,141
CarMax Auto Owner Trust
Series 2019-3 Class A1
08/17/2020	2.257%	10,000,000	10,000,107
Carvana Auto Receivables Trust(a)
Series 2019-1A Class A3
11/15/2022	3.080%	5,075,000	5,111,398
CCG Receivables Trust(a)
Series 20 18-1 Class A2
06/16/2025	2.500%	883,812	884,837
Series 2017-1 Class A2
11/14/2023	1.840%	1,315,679	1,312,323
Series 2019-1 Class A2
09/14/2026	2.800%	6,375,000	6,407,775
Chesapeake Funding II LLC(a)
Series 2016-2A Class A1
06/15/2028	1.880%	1,301,413	1,299,345
Series 2017-4A Class A1
11/15/2029	2.120%	3,755,676	3,742,720
Chesapeake Funding II LLC(a),(b)
Series 2017-2A Class A2
1-month USD LIBOR + 0.450% Floor 0.450% 05/15/2029	2.775%	3,140,542	3,139,616
CNH Equipment Trust
Series 20 16-C Class A3
12/15/2021	1.440%	3,255,362	3,242,654
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2016-C Class A4
09/15/2023	1.760%	1,985,000	1,970,586
Conn’s Receivables Funding LLC(a)
Series 2018-A Class A
01/15/2023	3.250%	441,842	443,155
Series 2019-A Class A
10/16/2023	3.400%	1,883,063	1,888,220
Consumer Lending Receivables Trust(a)
Series 2019-A Class A
04/15/2026	3.520%	4,356,685	4,375,624
DLL Securitization Trust(a)
Series 2017-A Class A2
07/15/2020	1.890%	97,061	97,039
Drive Auto Receivables Trust
Series 2018-4 Class C
11/15/2024	3.660%	4,000,000	4,035,571
Subordinated Series 2018-4 Class D
01/15/2026	4.090%	2,325,000	2,388,525
DT Auto Owner Trust(a)
Series 2018-2A Class A
09/15/2021	2.840%	1,052,501	1,052,805
Series 2018-2A Class C
03/15/2024	3.670%	9,429,000	9,556,441
Series 2019-1A Class A
09/15/2022	3.080%	2,116,500	2,123,703
Series 2019-3A Class B
05/15/2023	2.600%	3,650,000	3,645,739
Enterprise Fleet Financing LLC(a)
Series 2017-3 Class A3
05/20/2023	2.360%	1,548,000	1,537,546
Series 2019-2 Class A1
08/20/2020	2.267%	10,000,000	10,000,000
Exeter Automobile Receivables Trust(a)
Series 2017-3A Class A
12/15/2021	2.050%	394,311	393,806
Series 2019-2A Class A
07/15/2022	2.930%	2,983,802	2,990,287
Subordinated Series 2018-4A Class C
09/15/2023	3.970%	7,835,000	7,987,714
Subordinated Series 2019-1A Class B
02/15/2023	3.450%	3,000,000	3,026,953
Fifth Third Auto Trust
Series 2017-1 Class A4
07/15/2024	2.030%	5,500,000	5,477,862
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Ultra Short Term Bond Fund | Annual Report 2019

Portfolio of Investments  (continued)
July 31, 2019
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
First Investors Auto Owner Trust(a)
Series 2017-2A Class A1
10/15/2021	1.860%	140,336	140,299
Ford Credit Auto Lease Trust
Series 2019-B Class A2A
02/15/2022	2.280%	9,275,000	9,269,431
Ford Credit Auto Owner Trust(a)
Series 2015-2 Class A
01/15/2027	2.440%	11,000,000	11,012,477
Ford Credit Floorplan Master Owner Trust A
Series 2016-5 Class 1A
11/15/2021	1.950%	9,404,000	9,371,126
GM Financial Automobile Leasing Trust
Series 2018-3 Class A3
06/21/2021	3.180%	1,850,000	1,864,381
GreatAmerica Leasing Receivables Funding LLC(a)
Series 20 18-1 Class A2
05/15/2020	2.350%	446,823	446,624
Hertz Fleet Lease Funding LP(a),(b)
Series 2016-1 Class A1
1-month USD LIBOR + 1.100% Floor 1.100% 04/10/2030	3.479%	903,830	904,110
Series 2017-1 Class A1
1-month USD LIBOR + 0.650% Floor 0.650% 04/10/2031	3.029%	4,785,892	4,793,468
Hertz Fleet Lease Funding LP(a)
Series 2016-1 Class A2
04/10/2030	1.960%	852,424	851,912
Honda Auto Receivables Owner Trust
Series 2016-4 Class A3
12/18/2020	1.210%	802,512	799,797
Huntington Auto Trust
Series 2016-1 Class A3
11/16/2020	1.590%	637,424	637,217
Kubota Credit Owner Trust(a)
Series 20 18-1A Class A2
02/16/2021	2.800%	1,927,235	1,930,001
Marlette Funding Trust(a)
Series 2019-2A Class A
07/16/2029	3.130%	3,608,162	3,628,755
MMAF Equipment Finance LLC(a)
Series 2017-B Class A2
10/15/2020	1.930%	314,159	314,055
Navient Private Education Refi Loan Trust(a)
Series 2018-A Class A1
02/18/2042	2.530%	1,746,231	1,748,179
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
New York City Tax Lien Trust(a)
Series 2017-A Class A
11/10/2030	1.870%	1,138,334	1,136,714
Nissan Auto Lease Trust
Series 2017-A Class A3
04/15/2020	1.910%	573,779	573,579
Ocwen Master Advance Receivables Trust(a)
Series 2018-T1 Class AT1
08/15/2049	3.301%	4,510,000	4,510,452
OneMain Direct Auto Receivables Trust(a)
Series 2018-1A Class A
12/16/2024	3.430%	5,939,000	6,034,047
Prosper Marketplace Issuance Trust(a)
Series 2018-1A Class A
06/17/2024	3.110%	497,594	497,721
Series 2019-2A Class B
09/15/2025	3.690%	2,400,000	2,405,773
Series 2019-3A Class A
07/15/2025	3.190%	5,276,945	5,290,541
SCF Equipment Leasing LLC(a)
Series 2019-1A Class A1
03/20/2023	3.040%	2,574,611	2,583,162
SLM Student Loan Trust(a),(b)
Series 2004-8A Class A5
3-month USD LIBOR + 0.500% Cap 18.000% 04/25/2024	2.776%	1,094,821	1,095,625
SoFi Consumer Loan Program LLC(a)
Series 2017-4 Class A
05/26/2026	2.500%	3,382,218	3,381,796
SoFi Consumer Loan Program LLC(a),(c)
Subordinated Series 2016-5 Class B
09/25/2028	4.550%	2,900,000	2,975,734
SoFi Consumer Loan Program Trust(a)
Series 2018-1 Class A1
02/25/2027	2.550%	350,107	349,699
Series 2018-1 Class A2
02/25/2027	3.140%	5,000,000	5,033,918
Series 2019-2 Class A
04/25/2028	3.010%	4,841,916	4,852,995
Series 2019-3 Class A
05/25/2028	2.900%	7,044,221	7,065,072
SoFi Professional Loan Program LLC(a)
Series 2017-C Class A2A
07/25/2040	1.750%	458,302	457,209
Series 2017-F Class A1FX
01/25/2041	2.050%	1,262,833	1,258,362
Series 2018-A Class A2A
02/25/2042	2.390%	1,737,349	1,736,061

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Ultra Short Term Bond Fund | Annual Report 2019	9

Portfolio of Investments  (continued)
July 31, 2019
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
TCF Auto Receivables Owner Trust(a)
Series 2016-PT1A Class A
06/15/2022	1.930%	2,013,827	2,007,468
Verizon Owner Trust(a)
Series 2016-1A Class A
01/20/2021	1.420%	277,647	277,361
Series 2016-2A Class A
05/20/2021	1.680%	3,135,851	3,131,390
Series 2017-1A Class A
09/20/2021	2.060%	980,876	979,462
Series 2017-2A Class A
12/20/2021	1.920%	9,849,127	9,831,880
Volvo Financial Equipment LLC(a)
Series 20 18-1A Class A2
09/15/2020	2.260%	968,780	968,420
Volvo Financial Equipment Master Owner Trust(a),(b)
Series 2017-A Class A
1-month USD LIBOR + 0.500% 11/15/2022	2.825%	2,750,000	2,757,753
Wachovia Student Loan Trust(b)
Series 2005-1 Class A5
3-month USD LIBOR + 0.130% Floor 0.130% 01/26/2026	2.406%	225,011	224,850
Westlake Automobile Receivables Trust(a)
Series 2018-1A Class A2A
12/15/2020	2.240%	456,666	456,573
Series 2018-3A Class B
10/16/2023	3.320%	8,700,000	8,766,653
Series 2019-1A Class C
03/15/2024	3.450%	7,315,000	7,407,915
Westlake Automobile Receivables Trust(a),(b)
Series 2018-3A Class A2B
1-month USD LIBOR + 0.350% 01/18/2022	2.675%	4,822,229	4,823,169
Wheels SPV 2 LLC(a)
Series 2018-1A Class A2
04/20/2027	3.060%	945,517	949,561
World Omni Auto Receivables Trust
Series 2017-A Class A3
09/15/2022	1.930%	4,358,551	4,344,865
World Omni Automobile Lease Securitization Trust
Series 20 18-A Class A2
11/16/2020	2.590%	1,776,322	1,777,273
Total Asset-Backed Securities — Non-Agency (Cost $269,232,754)			270,000,527

Commercial Mortgage-Backed Securities - Non-Agency 3.4%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CFCRE Commercial Mortgage Trust
Series 2016-C4 Class A1
05/10/2058	1.501%	1,120,483	1,111,368
DBUBS Mortgage Trust(a)
Series 2011-LC2A Class A1
07/10/2044	3.527%	581,589	585,524
GS Mortgage Securities Corp. II
Series 2015-GC30 Class A1
05/10/2050	1.439%	1,358,259	1,352,590
Home Partners of America Trust(a),(b)
Series 2018-1 Class A
1-month USD LIBOR + 0.900% Floor 0.900% 07/17/2037	3.200%	4,931,048	4,926,145
UBS Commercial Mortgage Trust
Series 2012-C1 Class AAB
05/10/2045	3.002%	5,209,228	5,233,521
Wells Fargo Commercial Mortgage Trust
Series 2012-LC5 Class ASB
10/15/2045	2.528%	4,423,161	4,434,152
Wells Fargo Commercial Mortgage Trust(a),(b)
Series 2017-SMP Class A
1-month USD LIBOR + 0.750% Floor 0.750% 12/15/2034	3.075%	11,000,000	10,986,195
WFRBS Commercial Mortgage Trust
Series 2012-C8 Class ASB
08/15/2045	2.559%	4,365,975	4,375,513
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $32,983,962)			33,005,008

Corporate Bonds & Notes 52.7%

Aerospace & Defense 1.7%
General Dynamics Corp.
05/11/2020	2.875%	5,000,000	5,025,690
L3Harris Technologies, Inc.(a)
02/15/2021	4.950%	1,636,000	1,685,146
Lockheed Martin Corp.
11/15/2019	4.250%	4,958,000	4,983,127
Northrop Grumman Corp.
10/15/2020	2.080%	4,935,000	4,917,056
Total			16,611,019
Automotive 1.0%
Ford Motor Credit Co. LLC
01/09/2020	2.681%	5,000,000	4,995,700
Toyota Motor Credit Corp.
10/18/2019	1.550%	5,005,000	4,996,917
Total			9,992,617

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Ultra Short Term Bond Fund | Annual Report 2019

Portfolio of Investments  (continued)
July 31, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Banking 15.8%
American Express Credit Corp.(b)
3-month USD LIBOR + 1.050% 09/14/2020	3.478%	5,878,000	5,931,296
Australia & New Zealand Banking Group Ltd.(a),(b)
3-month USD LIBOR + 0.660% 09/23/2019	3.003%	4,000,000	4,003,746
Bank of America Corp.(b)
3-month USD LIBOR + 1.420% 04/19/2021	3.723%	6,500,000	6,621,394
Bank of Montreal(b)
3-month USD LIBOR + 0.400% 01/22/2021	2.678%	5,000,000	5,012,535
Bank of New York Mellon Corp. (The)(b)
3-month USD LIBOR + 0.300% 12/04/2020	2.803%	5,000,000	5,004,190
Bank of Nova Scotia (The)(b)
3-month USD LIBOR + 0.420% 01/25/2021	2.696%	5,000,000	5,016,125
Barclays Bank PLC
01/11/2021	2.650%	5,000,000	5,002,865
BB&T Corp.
06/29/2020	2.625%	5,000,000	5,011,575
Capital One NA(b)
3-month USD LIBOR + 0.765% 09/13/2019	3.215%	5,000,000	5,002,027
Citigroup Inc.(b)
3-month USD LIBOR + 0.790% Floor 0.790% 01/10/2020	3.128%	8,000,000	8,019,008
Commonwealth Bank of Australia
09/06/2019	2.300%	5,000,000	5,000,526
Cooperatieve Rabobank UA
01/14/2020	2.250%	5,000,000	4,999,360
Discover Bank
06/04/2020	3.100%	4,000,000	4,017,920
Goldman Sachs Group, Inc. (The)(b)
3-month USD LIBOR + 1.160% 04/23/2020	3.419%	8,000,000	8,044,384
HSBC Holdings PLC
03/08/2021	3.400%	5,300,000	5,368,540
ING Bank NV(a)
08/17/2020	2.700%	4,000,000	4,011,532
JPMorgan Chase Bank NA(b)
SOFR + 0.550% 10/19/2020	2.400%	7,000,000	6,988,023
Lloyds Bank PLC
08/17/2020	2.700%	4,675,000	4,688,997
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Manufacturers & Traders Trust Co.
08/17/2020	2.050%	4,000,000	3,989,208
Morgan Stanley(b)
3-month USD LIBOR + 0.550% 02/10/2021	3.095%	6,000,000	6,006,150
PNC Bank NA(b)
3-month USD LIBOR + 0.350% 03/12/2021	2.786%	6,000,000	6,006,474
Regions Financial Corp.
02/08/2021	3.200%	4,500,000	4,545,014
Royal Bank of Canada(b)
3-month USD LIBOR + 0.400% 01/25/2021	2.676%	5,500,000	5,513,409
State Street Corp.
08/18/2020	2.550%	5,000,000	5,013,190
Toronto-Dominion Bank (The)(b)
3-month USD LIBOR + 0.260% 09/17/2020	2.670%	5,000,000	5,009,265
US Bank NA
02/04/2021	3.000%	6,000,000	6,059,736
Wells Fargo & Co.(b)
3-month USD LIBOR + 0.880% 07/22/2020	3.158%	7,000,000	7,046,669
Westpac Banking Corp.(b)
3-month USD LIBOR + 0.430% 03/06/2020	2.904%	4,885,000	4,896,455
Total			151,829,613
Cable and Satellite 1.5%
NBCUniversal Enterprise, Inc.(a),(b)
3-month USD LIBOR + 0.400% 04/01/2021	2.719%	5,000,000	5,015,930
Sky PLC(a)
09/16/2019	2.625%	5,000,000	4,999,935
Time Warner Cable LLC
02/01/2020	5.000%	4,135,000	4,183,338
Total			14,199,203
Chemicals 0.5%
DowDuPont, Inc.
11/15/2020	3.766%	5,000,000	5,084,030
Construction Machinery 1.1%
Caterpillar Financial Services Corp.(b)
3-month USD LIBOR + 0.250% 08/26/2020	2.771%	5,000,000	5,008,075

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Ultra Short Term Bond Fund | Annual Report 2019	11

Portfolio of Investments  (continued)
July 31, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
John Deere Capital Corp.(b)
3-month USD LIBOR + 0.180% 01/07/2020	2.483%	5,000,000	5,002,710
Total			10,010,785
Diversified Manufacturing 1.4%
General Electric Capital Corp.(b)
3-month USD LIBOR + 0.620% 01/09/2020	2.931%	6,473,000	6,476,832
Honeywell International, Inc.
10/30/2019	1.800%	108,000	107,878
Honeywell International, Inc.(b)
3-month USD LIBOR + 0.280% 10/30/2019	2.546%	1,983,000	1,984,279
United Technologies Corp.
05/04/2020	1.900%	5,000,000	4,981,430
Total			13,550,419
Electric 3.8%
American Electric Power Co., Inc.
11/13/2020	2.150%	5,000,000	4,981,370
Dominion Energy, Inc.
08/15/2019	1.600%	4,000,000	3,998,173
08/15/2021	2.000%	1,172,000	1,158,781
Duke Energy Florida LLC
04/01/2020	4.550%	4,814,000	4,881,155
Exelon Corp.
06/15/2020	2.850%	5,000,000	5,016,500
National Rural Utilities Cooperative Finance Corp.
11/01/2019	1.500%	2,500,000	2,494,175
NextEra Energy Capital Holdings, Inc.(b)
3-month USD LIBOR + 0.315% 09/03/2019	2.835%	4,005,000	4,005,558
Southern Power Co.
12/15/2019	1.950%	5,000,000	4,990,230
WEC Energy Group, Inc.
06/15/2020	2.450%	5,000,000	4,995,120
Total			36,521,062
Food and Beverage 1.8%
Anheuser-Busch InBev Finance, Inc.(b)
3-month USD LIBOR + 1.260% 02/01/2021	3.513%	4,750,000	4,817,089
Conagra Brands, Inc.(b)
3-month USD LIBOR + 0.500% 10/09/2020	2.811%	417,000	416,281
Diageo Capital PLC(b)
3-month USD LIBOR + 0.240% 05/18/2020	2.760%	5,000,000	5,003,590
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Kraft Heinz Foods Co. (The)(b)
3-month USD LIBOR + 0.570% 02/10/2021	3.115%	5,185,000	5,178,804
PepsiCo, Inc.
01/15/2020	4.500%	1,560,000	1,575,419
Total			16,991,183
Health Care 3.2%
Becton Dickinson and Co.
06/05/2020	2.404%	5,000,000	4,993,690
Cardinal Health, Inc.
12/15/2020	4.625%	5,000,000	5,130,620
CVS Health Corp.
03/09/2020	3.125%	5,000,000	5,022,585
Halfmoon Parent, Inc.(a)
09/17/2020	3.200%	5,000,000	5,036,390
McKesson Corp.
11/30/2020	3.650%	5,000,000	5,074,510
Medtronic, Inc.(b)
3-month USD LIBOR + 0.800% 03/15/2020	3.210%	5,000,000	5,021,825
Total			30,279,620
Healthcare Insurance 1.1%
Anthem, Inc.
08/15/2020	4.350%	5,000,000	5,098,420
UnitedHealth Group, Inc.
07/15/2020	2.700%	4,988,000	5,009,049
Total			10,107,469
Independent Energy 0.1%
Woodside Finance Ltd.(a)
05/10/2021	4.600%	1,100,000	1,129,135
Integrated Energy 1.1%
BP Capital Markets PLC
02/13/2020	2.315%	5,965,000	5,962,859
Chevron Corp.(b)
3-month USD LIBOR + 0.210% 03/03/2020	2.730%	5,000,000	5,005,195
Total			10,968,054
Life Insurance 2.1%
American International Group, Inc.
03/01/2021	3.300%	5,000,000	5,063,185
Metropolitan Life Global Funding I(a),(b)
3-month USD LIBOR + 0.220% 09/19/2019	2.639%	4,000,000	4,001,905

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Ultra Short Term Bond Fund | Annual Report 2019

Portfolio of Investments  (continued)
July 31, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Principal Life Global Funding II(a)
01/10/2020	2.150%	5,000,000	4,990,040
Prudential Financial, Inc.
06/21/2020	5.375%	5,865,000	6,023,619
Total			20,078,749
Media and Entertainment 0.5%
Discovery Communications LLC(b)
3-month USD LIBOR + 0.710% 09/20/2019	3.097%	5,000,000	5,003,269
Midstream 2.0%
Enterprise Products Operating LLC
10/15/2019	2.550%	5,000,000	4,999,395
Kinder Morgan, Inc.
12/01/2019	3.050%	5,394,000	5,399,847
Plains All American Pipeline LP/Finance Corp.
01/15/2020	5.750%	3,784,000	3,832,163
Williams Companies, Inc. (The)
03/15/2020	5.250%	5,000,000	5,081,550
Total			19,312,955
Office REIT 0.5%
Boston Properties LP
11/15/2020	5.625%	5,000,000	5,166,040
Pharmaceuticals 3.0%
AbbVie, Inc.
05/14/2020	2.500%	5,000,000	5,002,805
Amgen, Inc.
10/01/2020	3.450%	4,833,000	4,888,584
Bristol-Myers Squibb Co.(a),(b)
3-month USD LIBOR + 0.200% 11/16/2020	2.725%	5,000,000	5,004,265
Gilead Sciences, Inc.
09/20/2019	1.850%	5,000,000	4,996,401
Merck & Co., Inc.(b)
3-month USD LIBOR + 0.375% 02/10/2020	2.920%	1,570,000	1,572,967
Roche Holdings, Inc.(a),(b)
3-month USD LIBOR + 0.340% 09/30/2019	2.670%	3,400,000	3,401,941
Shire Acquisitions Investments Ireland DAC
09/23/2019	1.900%	4,000,000	3,996,183
Total			28,863,146
Property & Casualty 1.1%
Chubb INA Holdings, Inc.
11/03/2020	2.300%	5,000,000	5,000,480
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Hartford Financial Services Group, Inc. (The)
03/30/2020	5.500%	5,000,000	5,101,565
Total			10,102,045
Railroads 0.5%
CSX Corp.
10/30/2020	3.700%	5,000,000	5,068,760
Retail REIT 1.2%
Kimco Realty Corp.
05/01/2021	3.200%	5,000,000	5,053,280
Simon Property Group LP
03/01/2021	4.375%	6,000,000	6,161,670
Total			11,214,950
Retailers 1.2%
Lowe’s Companies, Inc.(b)
3-month USD LIBOR + 0.420% Floor 0.420% 09/10/2019	2.873%	2,009,000	2,010,048
Target Corp.
07/15/2020	3.875%	5,000,000	5,079,165
Walmart, Inc.
10/09/2019	1.750%	4,715,000	4,709,516
Total			11,798,729
Supermarkets 0.5%
Kroger Co. (The)
09/30/2019	1.500%	5,000,000	4,991,525
Technology 2.9%
Apple, Inc.(b)
3-month USD LIBOR + 0.140% 08/02/2019	2.705%	4,000,000	4,000,045
3-month USD LIBOR + 0.300% 05/06/2020	2.835%	1,687,000	1,690,138
Broadcom Corp./Cayman Finance Ltd.
01/15/2020	2.375%	5,000,000	4,992,945
Cisco Systems, Inc.
06/15/2020	2.450%	4,000,000	4,009,876
IBM Credit LLC
11/30/2020	3.450%	4,605,000	4,673,937
Oracle Corp.
07/15/2020	3.875%	4,713,000	4,788,040
QUALCOMM, Inc.(b)
3-month USD LIBOR + 0.550% 05/20/2020	3.070%	3,347,000	3,353,028
Total			27,508,009

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Ultra Short Term Bond Fund | Annual Report 2019	13

Portfolio of Investments  (continued)
July 31, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Transportation Services 0.5%
ERAC U.S.A. Finance LLC(a)
10/15/2019	2.350%	5,000,000	4,998,230
Wireless 0.5%
American Tower Corp.
06/01/2020	2.800%	4,500,000	4,509,607
Wirelines 2.1%
AT&T, Inc.
06/30/2020	2.450%	6,000,000	5,999,814
Deutsche Telekom International Finance BV(a)
01/17/2020	2.225%	5,000,000	4,990,840
Orange SA
11/03/2019	1.625%	3,628,000	3,619,101
Verizon Communications, Inc.
03/15/2021	3.450%	5,000,000	5,092,995
Total			19,702,750
Total Corporate Bonds & Notes (Cost $504,189,785)			505,592,973

Foreign Government Obligations(d) 1.1%

Canada 1.1%
Province of Ontario
05/21/2020	1.875%	5,000,000	4,987,945
Province of Quebec
07/29/2020	3.500%	5,000,000	5,066,805
Total			10,054,750
Total Foreign Government Obligations (Cost $9,996,591)			10,054,750

Residential Mortgage-Backed Securities - Agency 0.0%

Federal Home Loan Mortgage Corp.(b)
1-year CMT + 2.255% Cap 11.187% 02/01/2036	4.883%	78,009	81,831
Federal National Mortgage Association(b)
12-month USD LIBOR + 2.130% Floor 2.130%, Cap 10.130% 03/01/2034	5.130%	122,408	125,008
Total Residential Mortgage-Backed Securities - Agency (Cost $199,411)			206,839

Residential Mortgage-Backed Securities - Non-Agency 4.1%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Bellemeade Re Ltd.(a),(b)
CMO Series 2019-1A Class M1A
1-month USD LIBOR + 1.300% Floor 1.300% 03/25/2029	3.566%	2,963,229	2,963,758
CMO Series 2019-2A Class M1A
1-month USD LIBOR + 1.000% Floor 1.000% 04/25/2029	3.266%	3,125,000	3,126,831
CMO Series 2019-3A Class M1A
1-month USD LIBOR + 1.100% Floor 1.100% 07/25/2029	3.490%	3,425,000	3,425,558
Mill City Mortgage Loan Trust(a),(c)
CMO Series 2018-4 Class A1A
04/25/2066	3.500%	2,741,339	2,740,903
Preston Ridge Partners Mortgage LLC(a)
CMO Series 2019-2A Class A1
04/25/2024	3.967%	3,232,986	3,269,663
Radnor Re Ltd.(a),(b)
CMO Series 2019-2 Class M1A
1-month USD LIBOR + 1.200% Floor 1.200% 06/25/2029	3.466%	8,500,000	8,496,414
RCO V Mortgage LLC(a)
CMO Series 2019-1 Class A1
05/24/2024	3.721%	2,842,288	2,842,285
Verus Securitization Trust(a),(c)
CMO Series 2018-3 Class A3
10/25/2058	4.282%	6,809,398	6,968,252
CMO Series 2019-1 Class A2
02/25/2059	3.938%	3,539,087	3,578,979
CMO Series 2019-INV1 Class A3
12/25/2059	3.658%	2,043,522	2,081,367
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $39,218,199)			39,494,010

U.S. Government & Agency Obligations 4.0%

Federal Farm Credit Banks(b)
1-month USD LIBOR + 0.050% 02/21/2020	2.322%	38,350,000	38,358,322
Total U.S. Government & Agency Obligations (Cost $38,350,381)			38,358,322

U.S. Treasury Obligations 4.0%

U.S. Treasury
08/31/2019	1.000%	38,500,000	38,458,399
Total U.S. Treasury Obligations (Cost $38,446,927)			38,458,399

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Ultra Short Term Bond Fund | Annual Report 2019

Portfolio of Investments  (continued)
July 31, 2019
Money Market Funds 2.4%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.361%(e),(f)	23,246,313	23,243,988
Total Money Market Funds (Cost $23,243,988)		23,243,988
Total Investments in Securities (Cost: $955,861,998)		958,414,816
Other Assets & Liabilities, Net		1,696,145
Net Assets		960,110,961
At July 31, 2019, securities and/or cash totaling $106,000 were pledged as collateral.
Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 2-Year Note	(200)	09/2019	USD	(42,881,250)	—	(27,169)
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At July 31, 2019, the total value of these securities amounted to $320,056,779, which represents 33.34% of total net assets.
(b)	Variable rate security. The interest rate shown was the current rate as of July 31, 2019.
(c)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of July 31, 2019.
(d)	Principal and interest may not be guaranteed by the government.
(e)	The rate shown is the seven-day current annualized yield at July 31, 2019.
(f)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended July 31, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.361%
	44,442,065	716,963,765	(738,159,517)	23,246,313	1,210	—	941,353	23,243,988
Abbreviation Legend
CMO	Collateralized Mortgage Obligation
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Ultra Short Term Bond Fund | Annual Report 2019	15

Portfolio of Investments  (continued)
July 31, 2019
Fair value measurements  (continued)
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at July 31, 2019:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Asset-Backed Securities — Non-Agency	—	270,000,527	—	270,000,527
Commercial Mortgage-Backed Securities - Non-Agency	—	33,005,008	—	33,005,008
Corporate Bonds & Notes	—	505,592,973	—	505,592,973
Foreign Government Obligations	—	10,054,750	—	10,054,750
Residential Mortgage-Backed Securities - Agency	—	206,839	—	206,839
Residential Mortgage-Backed Securities - Non-Agency	—	39,494,010	—	39,494,010
U.S. Government & Agency Obligations	—	38,358,322	—	38,358,322
U.S. Treasury Obligations	38,458,399	—	—	38,458,399
Money Market Funds	23,243,988	—	—	23,243,988
Total Investments in Securities	61,702,387	896,712,429	—	958,414,816
Investments in Derivatives
Liability
Futures Contracts	(27,169)	—	—	(27,169)
Total	61,675,218	896,712,429	—	958,387,647
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Ultra Short Term Bond Fund | Annual Report 2019

Statement of Assets and Liabilities
July 31, 2019
Assets
Investments in securities, at value
Unaffiliated issuers (cost $932,618,010)	$935,170,828
Affiliated issuers (cost $23,243,988)	23,243,988
Cash	854,276
Margin deposits on:
Futures contracts	106,000
Receivable for:
Investments sold	219
Capital shares sold	4,051,276
Dividends	108,610
Interest	3,801,522
Foreign tax reclaims	5,411
Variation margin for futures contracts	35,938
Prepaid expenses	6,279
Trustees’ deferred compensation plan	115,432
Total assets	967,499,779
Liabilities
Payable for:
Investments purchased	4,261,203
Capital shares purchased	938,463
Distributions to shareholders	2,017,994
Management services fees	5,508
Distribution and/or service fees	479
Transfer agent fees	4,066
Compensation of chief compliance officer	37
Other expenses	45,636
Trustees’ deferred compensation plan	115,432
Total liabilities	7,388,818
Net assets applicable to outstanding capital stock	$960,110,961
Represented by
Paid in capital	969,480,552
Total distributable earnings (loss) (Note 2)	(9,369,591)
Total - representing net assets applicable to outstanding capital stock	$960,110,961
Class A
Net assets	$118,624,700
Shares outstanding	13,135,607
Net asset value per share	$9.03
Advisor Class
Net assets	$12,063
Shares outstanding	1,335
Net asset value per share	$9.04
Institutional Class
Net assets	$61,044,044
Shares outstanding	6,754,556
Net asset value per share	$9.04
Institutional 3 Class
Net assets	$780,430,154
Shares outstanding	86,340,675
Net asset value per share	$9.04
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Ultra Short Term Bond Fund | Annual Report 2019	17

Statement of Operations
Year Ended July 31, 2019
Net investment income
Income:
Dividends — affiliated issuers	$941,353
Interest	24,457,378
Interfund lending	4,024
Total income	25,402,755
Expenses:
Management services fees	2,159,802
Distribution and/or service fees
Class A(a)	20,132
Transfer agent fees
Class A(a)	3,615
Advisor Class(b)	20
Institutional Class(c)	5,394
Institutional 3 Class	48,457
Compensation of board members	26,610
Custodian fees	13,403
Printing and postage fees	15,489
Registration fees	62,200
Audit fees	31,501
Legal fees	14,478
Compensation of chief compliance officer	316
Other	18,115
Total expenses	2,419,532
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(25,752)
Total net expenses	2,393,780
Net investment income	23,008,975
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(524,685)
Investments — affiliated issuers	1,210
Futures contracts	(77,331)
Net realized loss	(600,806)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	4,075,999
Futures contracts	(27,169)
Net change in unrealized appreciation (depreciation)	4,048,830
Net realized and unrealized gain	3,448,024
Net increase in net assets resulting from operations	$26,456,999

(a)	Class A shares are based on operations from February 20, 2019 (commencement of operations) through the stated period end.
(b)	Advisor Class shares are based on operations from December 3, 2018 (commencement of operations) through the stated period end.
(c)	Institutional Class shares are based on operations from December 3, 2018 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Ultra Short Term Bond Fund | Annual Report 2019

Statement of Changes in Net Assets
	Year Ended July 31, 2019 (a),(b),(c)	Year Ended July 31, 2018
Operations
Net investment income	$23,008,975	$21,512,339
Net realized gain (loss)	(600,806)	676,781
Net change in unrealized appreciation (depreciation)	4,048,830	(2,929,510)
Net increase in net assets resulting from operations	26,456,999	19,259,610
Distributions to shareholders
Net investment income and net realized gains
Class A	(326,442)
Advisor Class	(191)
Institutional Class	(255,532)
Institutional 3 Class	(22,427,336)
Net investment income
Institutional 3 Class		(21,812,017)
Total distributions to shareholders (Note 2)	(23,009,501)	(21,812,017)
Decrease in net assets from capital stock activity	(171,412,189)	(604,400,478)
Total decrease in net assets	(167,964,691)	(606,952,885)
Net assets at beginning of year	1,128,075,652	1,735,028,537
Net assets at end of year	$960,110,961	$1,128,075,652
Undistributed net investment income	$248,539	$111,309

	Year Ended		Year Ended
	July 31, 2019 (a),(b),(c)		July 31, 2018
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	14,136,619	127,637,753	—	—
Distributions reinvested	36,126	326,317	—	—
Redemptions	(1,037,138)	(9,366,739)	—	—
Net increase	13,135,607	118,597,331	—	—
Advisor Class
Subscriptions	1,335	12,000	—	—
Net increase	1,335	12,000	—	—
Institutional Class
Subscriptions	7,322,723	66,145,725	—	—
Distributions reinvested	28,257	255,340	—	—
Redemptions	(596,424)	(5,390,562)	—	—
Net increase	6,754,556	61,010,503	—	—
Institutional 3 Class
Subscriptions	35,005,996	315,411,229	41,832,597	376,869,925
Distributions reinvested	663,644	5,984,855	294,923	2,655,532
Redemptions	(74,649,129)	(672,428,107)	(109,224,275)	(983,925,935)
Net decrease	(38,979,489)	(351,032,023)	(67,096,755)	(604,400,478)
Total net decrease	(19,087,991)	(171,412,189)	(67,096,755)	(604,400,478)

(a)	Class A shares are based on operations from February 20, 2019 (commencement of operations) through the stated period end.
(b)	Advisor Class shares are based on operations from December 3, 2018 (commencement of operations) through the stated period end.
(c)	Institutional Class shares are based on operations from December 3, 2018 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Ultra Short Term Bond Fund | Annual Report 2019	19

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Class A
Year Ended 7/31/2019(c)	$9.01	0.09	0.02	0.11	(0.09)	(0.09)
Advisor Class
Year Ended 7/31/2019(e)	$8.99	0.14	0.05	0.19	(0.14)	(0.14)
Institutional Class
Year Ended 7/31/2019(f)	$8.99	0.15	0.04	0.19	(0.14)	(0.14)
Institutional 3 Class
Year Ended 7/31/2019	$9.00	0.22	0.04	0.26	(0.22)	(0.22)
Year Ended 7/31/2018	$9.02	0.14	(0.01)	0.13	(0.15)	(0.15)
Year Ended 7/31/2017	$9.01	0.10	0.01	0.11	(0.10)	(0.10)
Year Ended 7/31/2016	$9.00	0.06	0.01	0.07	(0.06)	(0.06)
Year Ended 7/31/2015	$9.00	0.03	(0.00) (g)	0.03	(0.03)	(0.03)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Class A shares commenced operations on February 20, 2019. Per share data and total return reflect activity from that date.
(d)	Annualized.
(e)	Advisor Class shares commenced operations on December 3, 2018. Per share data and total return reflect activity from that date.
(f)	Institutional Class shares commenced operations on December 3, 2018. Per share data and total return reflect activity from that date.
(g)	Rounds to zero.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Ultra Short Term Bond Fund | Annual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 7/31/2019(c)	$9.03	1.27%	0.42% (d)	0.42% (d)	2.43% (d)	95%	$118,625
Advisor Class
Year Ended 7/31/2019(e)	$9.04	2.16%	0.27% (d)	0.27% (d)	2.52% (d)	95%	$12
Institutional Class
Year Ended 7/31/2019(f)	$9.04	2.18%	0.30% (d)	0.30% (d)	2.63% (d)	95%	$61,044
Institutional 3 Class
Year Ended 7/31/2019	$9.04	2.91%	0.25%	0.25%	2.40%	95%	$780,430
Year Ended 7/31/2018	$9.00	1.40%	0.26%	0.25%	1.56%	66%	$1,128,076
Year Ended 7/31/2017	$9.02	1.19%	0.26%	0.25%	1.08%	111%	$1,735,029
Year Ended 7/31/2016	$9.01	0.77%	0.26%	0.25%	0.65%	82%	$1,472,360
Year Ended 7/31/2015	$9.00	0.37%	0.26%	0.25%	0.37%	62%	$1,519,180
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Ultra Short Term Bond Fund | Annual Report 2019	21

Notes to Financial Statements
July 31, 2019
Note 1. Organization
Columbia Ultra Short Term Bond Fund (formerly known as CMG Ultra Short Term Bond Fund) (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Effective December 3, 2018, CMG Ultra Short Term Bond Fund was renamed Columbia Ultra Short Term Bond Fund.
Columbia Ultra Short Term Bond Fund must be purchased through financial intermediaries that, by written agreement with Columbia Management Investment Distributors, Inc., are specifically authorized to sell the Fund’s shares.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Advisor Class, Institutional Class and Institutional 3 Class shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional and to certain other investors as also described in the Fund’s prospectus. Class C shares automatically convert to Class A shares after 10 years. Class A shares commenced operations on February 20, 2019. Advisor Class and Institutional Class shares commenced operations on December 3, 2018. Prior to December 1, 2018 Institutional 3 Class shares were known as unnamed class of shares.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.
22	Columbia Ultra Short Term Bond Fund | Annual Report 2019

Notes to Financial Statements  (continued)
July 31, 2019
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically
Columbia Ultra Short Term Bond Fund | Annual Report 2019	23

Notes to Financial Statements  (continued)
July 31, 2019
permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
24	Columbia Ultra Short Term Bond Fund | Annual Report 2019

Notes to Financial Statements  (continued)
July 31, 2019
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at July 31, 2019:
Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	27,169*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended July 31, 2019:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	(77,331)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	(27,169)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended July 31, 2019:
Derivative instrument	Average notional amounts ($)*
Futures contracts — short	17,110,547

*	Based on the ending quarterly outstanding amounts for the year ended July 31, 2019.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Columbia Ultra Short Term Bond Fund | Annual Report 2019	25

Notes to Financial Statements  (continued)
July 31, 2019
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. Management does not expect the implementation of this guidance to have a material impact on the financial statement amounts and footnote disclosures.
26	Columbia Ultra Short Term Bond Fund | Annual Report 2019

Notes to Financial Statements  (continued)
July 31, 2019
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years, with early adoption permitted. After evaluation, Management determined to adopt the ASU effective for periods ending July 31, 2019 and all subsequent periods. As a result of the amendments, management implemented disclosure changes which include removal of the amount and reasons for transfers between level 1 and level 2 of the fair value hierarchy, removal of the policy for the timing of transfers between levels, removal of the description of the level 3 valuation processes, as well as modifications to the measurement uncertainty disclosure.
Disclosure Update and Simplification
In September 2018, the Securities and Exchange Commission (SEC) released Final Rule 33-10532, Disclosure Update and Simplification, which amends certain financial statement disclosure requirements that the SEC determined to be redundant, outdated, or superseded in light of other SEC disclosure requirements, GAAP, or changes in the information environment. As a result of the amendments, management implemented disclosure changes which included removing the components of distributable earnings presented on the Statement of Assets and Liabilities and combining income and gain distributions paid to shareholders as presented on the Statement of Changes in Net Assets. Any values presented to meet prior year requirements were left unchanged. The amendments had no effect on the Fund’s net assets or results of operation.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. Prior to December 1, 2018, the Fund paid a unified fee of 0.25% to the Investment Manager. The Investment Manager, out of the unified fee it received from the Fund, paid all operating costs and expenses of the Fund (other than the expenses described below), including accounting expenses (other than audit fees), legal fees for the Fund, transfer agent and custodian fees, and other expenses. The Fund paid the following expenses: disinterested trustees fees and expenses, including their legal counsel, auditing expense, interest on borrowings by the Fund, if any, portfolio transaction expenses, taxes and extraordinary expenses of the Fund. Shareholders of the then existing (unnamed) share class approved a proposal at a special meeting of shareholders on October 17, 2018 to unbundle the unified fee such that the Fund’s management fee would be reduced to the annual rate of 0.21% of the Fund’s average daily net assets, and the Fund would bear its own custody, transfer agency, legal, audit, registration and other expenses. The annualized effective management services fee rate for the year ended July 31, 2019 was 0.23% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Deferred Plan) which may be terminated at any time. Obligations of the Deferred Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Columbia Ultra Short Term Bond Fund | Annual Report 2019	27

Notes to Financial Statements  (continued)
July 31, 2019
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
Effective December 1, 2018, the Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 3 Class shares are subject to an annual limitation of not more than 0.02% of the average daily net assets attributable to Institutional 3 Class shares.
Prior to December 1, 2018, the Investment Manager paid the transfer agent fees out of the unified fee it received from the Fund.
For the year ended July 31, 2019, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.03 (a)
Advisor Class	0.03 (a)
Institutional Class	0.06 (a)
Institutional 3 Class	0.01

(a)	Annualized.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.15% of the average daily net assets attributable to Class A shares of the Fund.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees for Class A, Advisor Class and Institutional Class and permanently for as long as the
28	Columbia Ultra Short Term Bond Fund | Annual Report 2019

Notes to Financial Statements  (continued)
July 31, 2019
Investment Manager manages the Fund for Institutional 3 Class, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
Fee rate(s) contractual through November 30, 2019
Class A	0.52%*
Advisor Class	0.37**
Institutional Class	0.37**
Institutional 3 Class	0.25
*Expense cap rate is contractual from February 20, 2019 (the commencement of operations of Class A shares) through November 30, 2019.
**Expense cap rate is contractual from December 3, 2018 (the commencement of operations of Advisor Class and Institutional Class shares) through November 30, 2019.
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. In addition to the contractual agreement, the Investment Manager and certain of its affiliates have voluntarily agreed to waive fees and/or reimburse Fund expenses (excluding certain fees and expenses described above) so that Fund level expenses (expenses directly attributable to the Fund and not to a specific share class) are waived proportionately across all share classes, but the Fund’s net operating expenses shall not exceed the contractual annual rates listed in the table above. This arrangement may be revised or discontinued at any time. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At July 31, 2019, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, tax straddles, capital loss carryforwards, trustees’ deferred compensation, distributions and principal and/or interest from fixed income securities. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
137,756	11,232,172	(11,369,928)
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended July 31, 2019			Year Ended July 31, 2018
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
23,009,501	—	23,009,501	21,812,017	—	21,812,017
Columbia Ultra Short Term Bond Fund | Annual Report 2019	29

Notes to Financial Statements  (continued)
July 31, 2019
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At July 31, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
2,381,965	—	(12,104,513)	2,486,383
At July 31, 2019, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
955,901,264	2,721,189	(234,806)	2,486,383
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at July 31, 2019, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended July 31, 2019, capital loss carryforwards utilized and expired unused, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)
4,290,807	7,813,706	12,104,513	—	11,369,928
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $883,170,912 and $1,029,979,239, respectively, for the year ended July 31, 2019, of which $130,717,272 and $213,315,282, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
30	Columbia Ultra Short Term Bond Fund | Annual Report 2019

Notes to Financial Statements  (continued)
July 31, 2019
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended July 31, 2019 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Days outstanding
Lender	3,542,857	2.86	14
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at July 31, 2019.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended July 31, 2019.
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Changes in interest rates may also affect the liquidity of the Fund’s investments in debt instruments. In general, the longer the maturity or duration of a debt instrument, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. Similarly, a period of rising interest rates may negatively impact the Fund’s performance. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
Columbia Ultra Short Term Bond Fund | Annual Report 2019	31

Notes to Financial Statements  (continued)
July 31, 2019
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Mortgage- and other asset-backed securities risk
The value of any mortgage-backed and other asset-backed securities held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market’s assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to liquidity risk and prepayment risk. A decline or flattening of housing values may cause delinquencies in the mortgages (especially sub-prime or non-prime mortgages) underlying mortgage-backed securities and thereby adversely affect the ability of the mortgage-backed securities issuer to make principal and/or interest payments to mortgage-backed securities holders, including the Fund. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.
Shareholder concentration risk
At July 31, 2019, one unaffiliated shareholder of record owned 51.5% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 47.1% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
32	Columbia Ultra Short Term Bond Fund | Annual Report 2019

Notes to Financial Statements  (continued)
July 31, 2019
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Ultra Short Term Bond Fund | Annual Report 2019	33

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia Ultra Short Term Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Ultra Short Term Bond Fund (one of the funds constituting Columbia Funds Series Trust I, hereafter referred to as the "Fund") as of July 31, 2019, the related statement of operations for the year ended July 31, 2019, the statement of changes in net assets for each of the two years in the period ended July 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
September 20, 2019
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
34	Columbia Ultra Short Term Bond Fund | Annual Report 2019

TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	69	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines, December 2002-May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	69	Spartan Nash Company, (food distributor); former Director, Nash Finch Company (food distributor), 2005-2013; Aircastle Limited (aircraft leasing); former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and Travelport Worldwide Limited (travel information technology)
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	69	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	69	Director, CSX Corporation (transportation suppliers); Genworth Financial, Inc. (financial and insurance products and services); PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Columbia Ultra Short Term Bond Fund | Annual Report 2019	35

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College, August 2007-June 2018; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College, August 1999-October 2005; University Professor, Boston College, November 2005-August 2007	69	Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP, 1988-2014	69	Former Director, M Fund, Inc. (M Funds mutual fund family), July 2018-July 2019
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry, 1994-1997, President – Application Systems Division, 1991-1994, Chief Financial Officer – US Marketing & Services, 1988-1991, and Chief Information Officer, 1987-1988, IBM Corporation (computer and technology)	69	Former Director, Enesco Group, Inc. (producer of giftware and home and garden decor products), 2001-2006
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Adjunct Professor of Finance, Bentley University since November 2017; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2009-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	69	Director, The Autism Project since March 2015; former Trustee, New Century Portfolios, March 2015-December 2017; formerly on Board of Governors, Gateway Healthcare, January 2016 – December 2017
36	Columbia Ultra Short Term Bond Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)
Consultants to the Independent Trustees*  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Olive Darragh c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1962	Independent Trustee Consultant 2019	Independent Trustee Consultant, Columbia Funds since June 2019; Managing Director of Darragh Inc. (a strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio (an investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company, 2001-2004	69	Director, University of Edinburgh Business School; former Director, Boston Public Library Foundation
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	69	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions)
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Olive Darragh was appointed consultant to the Independent Trustees effective June 10, 2019. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton, Ms. Darragh and Ms. Trunow as a Trustee at a future shareholder meeting.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	190	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, August 2006 - January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
Columbia Ultra Short Term Bond Fund | Annual Report 2019	37

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer (Principal Financial Officer) (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002 (previously Treasurer and Chief Accounting Officer, January 2009 - January 2019 and December 2015 - January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President — Pricing and Corporate Actions, May 2010 - March 2017).
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
38	Columbia Ultra Short Term Bond Fund | Annual Report 2019

Board Consideration and Approval of Management
Agreement
On June 12, 2019, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Series Trust I (the Trust) unanimously approved the continuation of the Management Agreement (the Management Agreement) with Columbia Management Investment Advisers, LLC (the Investment Manager) with respect to Columbia Ultra Short Term Bond Fund (the Fund) (formerly, CMG Ultra Short Term Bond Fund), a series of the Trust. As detailed below, the Board’s Advisory Fees and Expenses Committee (the Committee) and the Board met on multiple occasions to review and discuss, among themselves, with the management team of the Investment Manager and with an independent fee consultant, materials provided by the Investment Manager, the independent fee consultant and others before determining to approve the continuation of the Management Agreement.
In connection with their deliberations regarding the continuation of the Management Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Management Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 5, 2019, April 25, 2019 and June 11, 2019 and at Board meetings held on March 6, 2019 and June 12, 2019. In addition, the Board and its various committees consider matters bearing on the Management Agreement at other meetings throughout the year and in prior years and meet regularly with senior management of the Trust and the Investment Manager. Through the Board’s Investment Oversight Committees, Trustees also meet with selected portfolio managers of the funds the Trustees oversee and with other investment personnel at various times throughout the year. The Committee and the Board also consulted with the independent fee consultant, Fund counsel and the Independent Trustees’ independent legal counsel, who advised on various matters with respect to the Committee’s and the Board’s considerations and otherwise assisted the Committee and the Board in their deliberations. On June 11, 2019, the Committee recommended that the Board approve the continuation of the Management Agreement. On June 12, 2019, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement for the Fund.
The Committee and the Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to recommend for approval or approve the continuation of the Management Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Management Agreement for the Fund included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds enchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund through November 30, 2019 (and, with respect to Class Inst3, for as long as the Investment Manager manages the Fund) so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	The terms and conditions of the Management Agreement;
•	The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of distribution, transfer agency and shareholder services to the Fund;
•	Descriptions of various functions performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding the management fees of similarly-managed portfolios of other clients of the Investment Manager, including institutional accounts and collective trusts;
•	Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
Columbia Ultra Short Term Bond Fund | Annual Report 2019	39

Board Consideration and Approval of Management
Agreement  (continued)
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager’s compliance system by the Fund’s Chief Compliance Officer; and
•	The determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to bprofitability to the Investment Manager and its affiliates from their relationships with the Fund.
Nature, extent and quality of services provided under the Management Agreement
The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Management Agreement and under separate agreements for the provision of transfer agency and shareholder services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager’s ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager’s investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.
The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager’s experience with funds using an investment strategy similar to that used by the Investment Manager for the Fund. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates and the resources dedicated by the Investment Manager and its affiliates to risk management, and considered the Investment Manager’s ability to provide administrative services to the Fund and coordinate the activities of the Fund’s other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks, information that compared the performance of the Fund to the performance of a group of comparable mutual funds as determined by the independent third-party data provider, and information and analysis provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons. Although the Fund’s performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Committee and the Board concluded that other factors relevant to performance were sufficient, in light of other considerations, to support continuation of the Management Agreement. Those factors included one or more of the following: (i) that the Fund’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund’s investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund’s investment strategy; (iii) that the Fund’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that the Investment Manager had taken or was taking steps designed to help improve the Fund’s investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.
The Committee and the Board noted that, through December 31, 2018, the Fund’s performance was in the thirtieth, sixty-second and fifty-eighth percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five-year periods, respectively.
40	Columbia Ultra Short Term Bond Fund | Annual Report 2019

Board Consideration and Approval of Management
Agreement  (continued)
The Committee and the Board also considered the Investment Manager’s performance and reputation generally, the Investment Manager’s historical responsiveness to Board concerns about performance, and the Investment Manager’s willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager was sufficient, in light of other considerations, to support the continuation of the Management Agreement.
Investment management fee rates and other expenses
The Committee and the Board considered the management fees charged to the Fund under the Management Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Management Agreement, the Committee and the Board considered, among other information, the Fund’s total expense ratio as a percentage of average daily net assets. The Committee and the Board considered data provided by the independent third-party data provider and the independent fee consultant. The Committee and the Board noted that, as of December 31, 2018, the Fund’s actual management fee and net total expense ratio were ranked in the third and first quintiles, respectively, (where the lowest fees and expenses would be in the first quintile) against the Fund’s expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.
The Committee and the Board also received and considered information about the management fees charged by the Investment Manager to institutional accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. The Committee and the Board also received and considered information about the fees charged by the Investment Manager for sub-advisory services it provides to comparable unaffiliated funds. In evaluating the Fund’s management fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the management fee rates and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
Costs of services provided and profitability
The Committee and the Board also took note of the costs the Investment Manager and its affiliates incur in connection with the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, and the efforts undertaken by the Investment Manager and its affiliates to manage efficiently their costs to provide such services.
The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager’s affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability to the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2018 to profitability levels realized in 2017. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. In addition, the Committee and the Board considered information provided by the Investment Manager regarding the Investment Manager’s financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies. In this regard, the Committee and the Board also considered data provided by the independent fee consultant.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Columbia Ultra Short Term Bond Fund | Annual Report 2019	41

Board Consideration and Approval of Management
Agreement  (continued)
Economies of scale
The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager’s investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources.
In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as noted above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Management Agreement.
Other benefits to the Investment Manager
The Committee and the Board received and considered information regarding “fall-out” or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager’s affiliates to provide distribution, transfer agency and shareholder services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund’s distributor retains a portion of the distribution fees from the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund’s securities transactions, and reviewed information about the Investment Manager’s practices with respect to considering brokerage and research services when allocating portfolio transactions. In this connection, the Board also noted that the amount of research made available to the Investment Manager by reason of brokerage commissions had been declining over time, and may decline further. The Committee and the Board recognized that the Investment Manager’s profitability would be somewhat lower without these benefits.
Conclusion
The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Management Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement.
42	Columbia Ultra Short Term Bond Fund | Annual Report 2019

Additional information
The Fund mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Ultra Short Term Bond Fund | Annual Report 2019	43

Columbia Ultra Short Term Bond Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2019 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN103_07_J01_(09/19)

Annual Report
July 31, 2019
Columbia U.S. Social Bond Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not FDIC Insured • No bank guarantee • May lose value

Columbia U.S. Social Bond Fund  |  Annual Report 2019

Fund at a Glance
Investment objective
Columbia U.S. Social Bond Fund (the Fund) seeks total return, consisting of current income and capital appreciation, through investments that seek to support and fund socially beneficial activities and developments, primarily in the U.S.
Portfolio management
Kimberly Campbell
Lead Portfolio Manager
Managed Fund since 2018
Tom Murphy, CFA
Portfolio Manager
Managed Fund since 2015
Malcolm (Mac) Ryerse
Portfolio Manager
Managed Fund since 2018
Average annual total returns (%) (for the period ended July 31, 2019)
		Inception	1 Year	Life
Class A	Excluding sales charges	03/26/15	7.33	3.24
	Including sales charges		4.12	2.52
Advisor Class		03/26/15	7.60	3.50
Class C	Excluding sales charges	03/26/15	6.53	2.49
	Including sales charges		5.53	2.49
Institutional Class		03/26/15	7.60	3.50
Institutional 2 Class		03/26/15	7.60	3.51
Institutional 3 Class*		03/01/17	7.61	3.42
Bloomberg Barclays Municipal Bond Index			7.31	3.47
Returns for Class A shares are shown with and without the maximum initial sales charge of 3.00%. Returns for Class C shares are shown with and without the applicable contingent deferred sales charge of 1.00% in the first year. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Since the Fund launched more than one share class at its inception, Class A shares were used. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Bloomberg Barclays Municipal Bond Index is an unmanaged index considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia U.S. Social Bond Fund | Annual Report 2019	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (March 26, 2015 — July 31, 2019)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia U.S. Social Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at July 31, 2019)
Corporate Bonds & Notes	10.9
Floating Rate Notes	2.0
Money Market Funds	4.3
Municipal Bonds	82.8
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at July 31, 2019)
AAA rating	2.8
AA rating	35.2
A rating	27.9
BBB rating	24.5
BB rating	2.5
B rating	0.8
Not rated	6.3
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

4	Columbia U.S. Social Bond Fund | Annual Report 2019

Manager Discussion of Fund Performance
For the 12-month period that ended July 31, 2019, the Fund’s Class A shares returned 7.33% excluding sales charges. Institutional Class shares of the Fund returned 7.60%. The Fund edged out its benchmark, the Bloomberg Barclays Municipal Bond Index, which returned 7.31% over the same period. Security selection, credit positioning and yield curve positioning aided performance relative to the benchmark.
Tax-exempt bond market gained amid slowing economies and shifting monetary policies
Municipal bonds generated healthy gains during the reporting period, with the bulk of the rally occurring from November 2018 onward. Municipal bonds had performed reasonably well from May through August 2018 on the strength of falling U.S. Treasury yields and the combination of strong investor demand and reduced new issue supply in the tax-exempt bond market. Conditions became less favorable in September 2018, when U.S. Treasury yields climbed on indications of ongoing strength in the U.S. economy and fears about inflation pressures that could result from a trade war with China. The negative trend persisted in October, as U.S. Treasury yields continued to rise on concerns the U.S. Federal Reserve (Fed) would take a more aggressive approach to increasing interest rates in 2019 than investors had been expecting.
Sentiment again shifted abruptly in early November 2018, causing U.S. Treasury yields to fall sharply through the end of calendar year 2018. The broad fixed-income markets rallied significantly due to signs of slowing global economic growth, volatility in traditionally higher risk assets, and expectations the Fed would shift its policy and adopt a more accommodative stance. In addition, various geopolitical factors, including uncertainty surrounding U.S.-China trade disputes, negotiations regarding the U.K.’s exit from the European Union (Brexit) and the U.S. federal government shutdown, fueled a “flight to quality” into bonds. Municipal bonds rallied as a result, pushing the major national municipal bond indices into positive territory for calendar year 2018.
The rally continued into early 2019, leading to the largest first quarter gain for the tax-exempt bond market since 2014. The first calendar quarter was also the sixth best quarter for municipal bonds in the past 30 years. During these months, municipal bonds were well supported by a backdrop of slower global economic growth and increasingly accommodative monetary policies from the world’s major central banks. Technicals, or supply/demand factors, also remained highly favorable. Record municipal bond mutual fund inflows, fueled by strong demand as a result of state and local tax deductions capped by the Tax Cuts and Jobs Act of 2017, combined with meager new issue supply to propel municipal bonds to post solid gains through the spring and mid-summer months of 2019.
For the annual period overall, longer term AAA-rated municipal bonds outpaced shorter term AAA-rated municipal issues, mirroring trends in the U.S. Treasury market, and lower quality municipal bonds outperformed their higher rated counterparts. The “risk on” environment of January to May 2019 led to robust investor demand for higher risk issues, lifting the returns of higher yielding municipal bonds until June and July 2019, when higher quality issues outperformed.
Contributors and detractors
Security selection, yield curve positioning and credit positioning were positive contributors to relative results for the period. Security selection and overweights in the housing and hospital sectors boosted returns as did security selection in water and sewer, special tax and local general obligation bonds (GOs). Even though the Fund was underweight in GOs, security selection within the sector aided results, mostly because of Illinois-related credits, which improved after the passage of a relatively balanced on-time budget and recently strong tax collections.
The Fund was overweight in bonds in the 15- to 20-year range, which was a strong performer as yields declined during the period. Overweights in A, BBB-rated and below-investment-grade securities aided returns relative to the index. Below-investment-grade securities were the best performers for the Fund for the period.
The Fund’s main detractor was a position in 10-year U.S. Treasury futures, which we use to manage the Fund’s interest rate risk. As yields declined in the first half of the period, the position hampered returns. As we became more confident that rates would continue to decline in 2019, we removed all but a small exposure to Treasury futures, which benefited performance. An underweight in bonds maturing in 25 years+ also detracted somewhat from relative results as these bonds performed well. Corporate bonds within the Fund also were a modest detractor, mainly because of their shorter maturities.
Columbia U.S. Social Bond Fund | Annual Report 2019	5

Manager Discussion of Fund Performance  (continued)
At period’s end
The Fund aims to provide total return that is a combination of capital appreciation and tax-exempt income from issues that have the potential to deliver positive and measurable social and/or environmental benefits. We believe that income has the potential to be the major driver of total return and that it can dampen price sensitivity to shifts in interest rates. As such, the Fund’s yield curve positioning reflects where along the yield curve we have identified attractive risk-adjusted return potential in our view. At the end of the period, the Fund emphasized maturities in the 15- to 20-year range, where we believe there is adequate compensation for the longer duration, and underweight relative to the benchmark in maturities longer than 20 years as well as under 10 years. From a quality standpoint, the Fund is focused on bonds rated A, AA and BBB, in an effort to target the highest possible yields.
We aim to take risks that are calculated and quantifiable. To that end, we work closely with our municipal credit analysts, who evaluate issue risk, review bond covenants, analyze historical data and project the potential for future performance to help determine an independent internal rating as well as a socially responsible impact score for each issue.
The social and environmental focus of the Fund typically results in overweights relative to the benchmark in bonds that offer strong relative value in sectors where the use of proceeds has a positive and measurable impact, such as multi-family housing, hospital, local GOs, single family housing, water and sewer and education.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Social impact investing may increase risk due to the limitations and constraints involved in investment selection and, as a result, the Fund may under perform other funds that do not consider the social impact. Fixed-income securities present issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. The Fund invests substantially in municipal securities and will be affected by tax, legislative, regulatory, demographic or political changes, as well as changes impacting a state’s financial, economic or other conditions. A relatively small number of tax-exempt issuers may necessitate the Fund investing more heavily in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. Market or other (e.g., interest rate) environments may adversely affect the liquidity of fund investments, negatively impacting their price. Generally, the less liquid the market at the time the Fund sells a holding, the greater the risk of loss or decline of value to the Fund. As a non-diversified fund, fewer investments could have a greater effect on performance. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia U.S. Social Bond Fund | Annual Report 2019

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
February 1, 2019 — July 31, 2019
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,056.90	1,021.32	3.57	3.51	0.70
Advisor Class	1,000.00	1,000.00	1,058.20	1,022.56	2.30	2.26	0.45
Class C	1,000.00	1,000.00	1,053.00	1,017.60	7.38	7.25	1.45
Institutional Class	1,000.00	1,000.00	1,058.20	1,022.56	2.30	2.26	0.45
Institutional 2 Class	1,000.00	1,000.00	1,058.20	1,022.61	2.25	2.21	0.44
Institutional 3 Class	1,000.00	1,000.00	1,058.30	1,022.76	2.09	2.06	0.41
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia U.S. Social Bond Fund | Annual Report 2019	7

Portfolio of Investments
July 31, 2019
(Percentages represent value of investments compared to net assets)
Investments in securities
Corporate Bonds & Notes 10.5%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Mexico 0.6%
Grupo Bimbo SAB de CV(a)
01/25/2022	4.500%	300,000	310,508
United States 9.9%
Apple, Inc.
Green Bond
02/23/2023	2.850%	250,000	255,758
AT&T, Inc.
06/30/2022	3.000%	250,000	253,815
Capital One Financial Corp.
01/30/2023	3.200%	500,000	510,206
Cardinal Health, Inc.
06/15/2022	2.616%	400,000	398,489
ConAgra Foods, Inc.
01/25/2023	3.200%	446,000	453,414
CSX Corp.
06/01/2021	4.250%	250,000	257,086
CVS Health Corp.
06/01/2021	2.125%	250,000	248,288
03/09/2023	3.700%	250,000	258,031
Discovery Communications LLC
06/15/2020	2.800%	500,000	500,601
Five Corners Funding Trust(a)
11/15/2023	4.419%	500,000	534,193
Kellogg Co.
12/01/2023	2.650%	300,000	303,147
Local Initiatives Support Corp.
03/01/2037	4.649%	400,000	420,614
St. Joseph’s Hospital & Medical Center
07/01/2027	4.584%	300,000	315,672
Sysco Corp.
07/15/2021	2.500%	250,000	250,437
Verizon Communications, Inc.
11/01/2022	2.450%	250,000	250,802
Total			5,210,553
Total Corporate Bonds & Notes (Cost $5,382,469)			5,521,061

Floating Rate Notes 2.0%
Issue Description	Effective Yield	Principal Amount ($)	Value ($)
Indiana 0.5%
Indiana Finance Authority(b),(c)
Unrefunded Revenue Bonds
Lease Appropriation
Series 2009A-2 (Wells Fargo Bank)
02/01/2037	1.460%	280,000	280,000
New York 1.0%
New York City Water & Sewer System(b),(c)
Revenue Bonds
2nd General Resolution
Series 2013 (JPMorgan Chase Bank)
06/15/2050	1.480%	250,000	250,000
Triborough Bridge & Tunnel Authority(b),(c)
Refunding Revenue Bonds
Series 2018C (State Street Bank and Trust Co.)
01/01/2032	1.450%	250,000	250,000
Total			500,000
Utah 0.5%
City of Murray(b),(c)
Revenue Bonds
IHC Health Services, Inc.
Series 2005A (JPMorgan Chase Bank)
05/15/2037	1.480%	250,000	250,000
Total Floating Rate Notes (Cost $1,030,000)			1,030,000

Municipal Bonds 80.2%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Alabama 2.1%
Alabama Special Care Facilities Financing Authority
Refunding Revenue Bonds
Children’s Hospital of Alabama
Series 2015
06/01/2027	5.000%	250,000	296,468
Butler County Board of Education
Refunding Revenue Bonds
Series 2015 (AGM)
07/01/2026	5.000%	250,000	293,675
Calhoun County Board of Education
Special Tax Bonds
School Warrants
Series 2016 (BAM)
02/01/2029	5.000%	250,000	297,005
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia U.S. Social Bond Fund | Annual Report 2019

Portfolio of Investments  (continued)
July 31, 2019
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Tuscaloosa City Board of Education
Revenue Bonds
Series 2016
08/01/2030	5.000%	200,000	240,832
Total			1,127,980
Arizona 1.2%
La Paz County Industrial Development Authority
Revenue Bonds
Charter School Solutions - Harmony Public
Series 2016
02/15/2036	5.000%	100,000	112,212
02/15/2046	5.000%	210,000	231,342
Pinal County Union High School District No. 82 Casa Grande
Unlimited General Obligation Refunding Bonds
Series 2015 (AGM)
07/01/2026	5.000%	250,000	297,988
Total			641,542
California 7.0%
California Municipal Finance Authority
Refunding Revenue Bonds
Community Medical Centers
Series 2017A
02/01/2037	5.000%	300,000	350,331
Harbor Regional Center Project
Series 2015
11/01/2024	5.000%	250,000	296,522
California Municipal Finance Authority(d)
Revenue Bonds
Senior Lien
Series 2018A AMT
12/31/2034	5.000%	500,000	599,760
California School Finance Authority(a)
Refunding Revenue Bonds
Aspire Public Schools
Series 2016
08/01/2036	5.000%	500,000	559,945
Revenue Bonds
Green Dot Public School Project
Series 2015A
08/01/2025	4.000%	250,000	277,975
California Statewide Communities Development Authority
Refunding Revenue Bonds
Adventist Health System West
Series 2015
03/01/2025	5.000%	250,000	301,110
Lammersville Joint Unified School District
Refunding Special Tax Bonds
Community Facilities District #2002
Series 2017
09/01/2033	5.000%	400,000	471,468
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Placer County Public Financing Authority
Refunding Taxable Revenue Bonds
mPOWER Program
Series 2018 (BAM)
10/01/2038	4.875%	445,000	484,761
San Francisco City & County Redevelopment Agency
Refunding Tax Allocation Bonds
Mission Bay Housing Project
Subordinated Series 2017 (AGM)
08/01/2025	3.250%	300,000	313,983
Total			3,655,855
Colorado 0.6%
Colorado Health Facilities Authority
Refunding Revenue Bonds
Parkview Medical Center
Series 2015B
09/01/2026	5.000%	250,000	296,048
Connecticut 0.5%
Connecticut Housing Finance Authority
Refunding Revenue Bonds
Subordinated Series 2018B-1
05/15/2045	4.000%	225,000	239,274
District of Columbia 0.5%
District of Columbia
Refunding Revenue Bonds
Friendship Public Charter School
Series 2016
06/01/2041	5.000%	250,000	280,750
Florida 2.4%
City of Tallahassee
Revenue Bonds
Tallahassee Memorial Healthcare, Inc. Project
Series 2016
12/01/2055	5.000%	250,000	278,132
Florida Development Finance Corp.(a)
Revenue Bonds
Renaissance Charter School Inc. Projects
Series 2015
06/15/2025	5.000%	100,000	105,203
Miami-Dade County Health Facilities Authority
Refunding Revenue Bonds
Nicklaus Childrens Hospital
Series 2017
08/01/2037	5.000%	500,000	591,095
School District of Broward County
Refunding Certificate of Participation
Series 2016A
07/01/2032	5.000%	250,000	298,105
Total			1,272,535

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia U.S. Social Bond Fund | Annual Report 2019	9

Portfolio of Investments  (continued)
July 31, 2019
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Georgia 1.1%
Cedartown Polk County Hospital Authority
Revenue Bonds
RAC Series 2016
07/01/2039	5.000%	250,000	282,220
Georgia Housing & Finance Authority
Revenue Bonds
Single Family Mortgage Bonds
Series 2017C
12/01/2038	3.500%	300,000	314,925
Total			597,145
Idaho 1.0%
Idaho Health Facilities Authority
Refunding Revenue Bonds
Madison Memorial Hospital
Series 2016
09/01/2028	5.000%	250,000	288,312
Idaho Housing & Finance Association
Revenue Bonds
Series 2015A-1
07/01/2025	3.200%	220,000	235,222
Total			523,534
Illinois 6.6%
Chicago Board of Education
Unlimited General Obligation Bonds
Dedicated
Series 2017H
12/01/2036	5.000%	335,000	372,423
Chicago Park District
Limited General Obligation Bonds
Series 2016A
01/01/2032	5.000%	300,000	341,421
Chicago Transit Authority
Refunding Revenue Bonds
Series 2015
06/01/2021	5.000%	250,000	265,455
City of Chicago Wastewater Transmission
Revenue Bonds
Second Lien
Series 2017A
01/01/2031	5.000%	300,000	351,594
City of Chicago Waterworks
Refunding Revenue Bonds
2nd Lien
Series 2001 (AMBAC)
11/01/2030	5.750%	585,000	735,000
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Cook County Community College District No. 508
Unlimited General Obligation Bonds
Chicago City Colleges
Series 2017 (BAM)
12/01/2047	5.000%	100,000	113,389
Cook County Community High School District No. 212 Leyden
Revenue Bonds
Series 2016C (BAM)
12/01/2034	5.000%	250,000	283,470
Illinois Finance Authority
Refunding Revenue Bonds
Southern Illinois Healthcare, Inc.
Series 2017
03/01/2034	5.000%	150,000	175,122
Illinois Housing Development Authority
Revenue Bonds
Series 2016A
10/01/2036	3.450%	240,000	248,601
Metropolitan Water Reclamation District of Greater Chicago
Unlimited General Obligation Bonds
Green Bond
Series 2016E
12/01/2035	5.000%	500,000	583,835
Total			3,470,310
Indiana 2.2%
Ball State University
Revenue Bonds
Housing and Dining
Series 2018
07/01/2038	5.000%	500,000	608,665
Indiana Finance Authority
Taxable Revenue Bonds
Series 2016A
07/01/2027	2.816%	250,000	255,565
Northern Indiana Commuter Transportation District
Revenue Bonds
Series 2016
07/01/2032	5.000%	250,000	297,750
Total			1,161,980
Kentucky 1.3%
Kentucky Economic Development Finance Authority
Refunding Revenue Bonds
Owensboro Health System
Series 2017A
06/01/2026	5.000%	350,000	407,491
Kentucky Housing Corp.
Taxable Refunding Revenue Bonds
Series 2016A
07/01/2031	3.499%	250,000	261,450
Total			668,941

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia U.S. Social Bond Fund | Annual Report 2019

Portfolio of Investments  (continued)
July 31, 2019
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Louisiana 4.7%
City of Shreveport Water & Sewer
Revenue Bonds
Junior Lien
Series 2017B (AGM)
12/01/2041	5.000%	400,000	472,908
Louisiana Local Government Environmental Facilities & Community Development Authority
Refunding Revenue Bonds
Act 391 Project
Series 2017 (BAM)
10/01/2028	5.000%	300,000	376,965
Ragin’ Cajun Facilities, Inc. - Student Housing
Series 2017 (AGM)
10/01/2039	5.000%	300,000	352,743
Revenue Bonds
Ragin Cajun Facilities, Inc. Student Housing
Series 2018
10/01/2043	5.000%	200,000	232,118
Louisiana Public Facilities Authority
Refunding Revenue Bonds
Ochsner Clinic Foundation Project
Series 2017
05/15/2034	5.000%	400,000	469,200
Revenue Bonds
LA Children’s Medical Center Project
Series 2018
06/01/2039	5.000%	500,000	590,490
Total			2,494,424
Maine 1.0%
Maine State Housing Authority
Revenue Bonds
Series 2016A
11/15/2035	3.300%	250,000	258,735
Series 2018B
11/15/2038	3.750%	250,000	264,633
Total			523,368
Maryland 4.4%
City of Baltimore
Refunding Revenue Bonds
East Baltimore Research Park
Series 2017
09/01/2038	5.000%	300,000	326,799
Enterprise Community Loan Fund, Inc.
Series 2018
11/01/2028	4.152%	500,000	517,975
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Howard County Housing Commission
Revenue Bonds
Woodfield Oxford Square Apartments
Series 2017
12/01/2037	5.000%	300,000	350,478
Maryland Economic Development Corp.(d)
Revenue Bonds
Purple Line Light Rail Project
Series 2016 AMT
03/31/2036	5.000%	250,000	289,345
Maryland Health & Higher Educational Facilities Authority
Refunding Revenue Bonds
Meritus Medical Center Issue
Series 2015
07/01/2023	5.000%	250,000	283,047
Revenue Bonds
MedStar Health
Series 1998A (AGM)
08/15/2038	5.250%	425,000	561,132
Total			2,328,776
Massachusetts 3.1%
Martha’s Vineyard Land Bank
Refunding Revenue Bonds
Green Bonds
Series 2017 (BAM)
05/01/2036	5.000%	300,000	360,414
Massachusetts Development Finance Agency
Revenue Bonds
Green Bond Boston Medical Center
Series 2017
07/01/2028	5.000%	200,000	240,090
Green Bonds - Boston Medical Center
Series 2015
07/01/2044	5.000%	250,000	277,393
Massachusetts Housing Finance Agency
Refunding Revenue Bonds
Series 2016-181
12/01/2036	3.600%	205,000	212,968
Revenue Bonds
Special Obligations
Series 2017D
12/01/2042	3.750%	500,000	525,960
Total			1,616,825
Michigan 3.7%
Karegnondi Water Authority
Refunding Revenue Bonds
Series 2018
11/01/2045	5.000%	400,000	462,644

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia U.S. Social Bond Fund | Annual Report 2019	11

Portfolio of Investments  (continued)
July 31, 2019
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Michigan Finance Authority
Revenue Bonds
Local Government Loan Program - Great Lakes Water Authority
Series 2015
07/01/2032	5.000%	250,000	290,490
Local Government Loan Program-Great Lakes
Series 2015 (BAM)
07/01/2033	5.000%	250,000	293,015
Michigan State Housing Development Authority
Revenue Bonds
Series 2018A
10/01/2033	3.550%	500,000	530,485
12/01/2033	3.600%	325,000	345,244
Total			1,921,878
Minnesota 2.6%
City of Minneapolis
Revenue Bonds
Housing - 1500 Nicollet Apartments Project
Series 2017
05/01/2021	3.000%	100,000	99,986
Housing & Redevelopment Authority of The City of St. Paul
Revenue Bonds
Millberry Apartments Project
Series 2018B
03/01/2021	3.750%	500,000	500,180
Union Flats Apartments Project
Series 2017B
02/01/2022	2.750%	250,000	250,000
Northwest Multi-County Housing & Redevelopment Authority
Refunding Revenue Bonds
Pooled Housing Program
Series 2015
07/01/2024	4.000%	250,000	261,515
St. Cloud Housing & Redevelopment Authority
Taxable Revenue Bonds
Sanctuary St. Cloud Project
Series 2016
08/01/2036	6.000%	250,000	234,732
Total			1,346,413
Mississippi 2.3%
Biloxi Public School District
Revenue Bonds
Trust Certificates
Series 2016 (BAM)
04/01/2029	5.000%	250,000	297,377
Mississippi Development Bank
Revenue Bonds
Mississippi Gulf Coast Community College District
Series 2016F
12/01/2032	4.000%	300,000	331,998
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
West Rankin Utility Authority
Revenue Bonds
Series 2018 (AGM)
01/01/2036	5.000%	500,000	572,525
Total			1,201,900
Missouri 1.8%
Cape Girardeau County Industrial Development Authority
Refunding Revenue Bonds
SoutheastHEALTH
Series 2017
03/01/2031	5.000%	400,000	463,772
Health & Educational Facilities Authority
Refunding Revenue Bonds
Mosaic Health System
Series 2019
02/15/2049	4.000%	300,000	327,084
Missouri Housing Development Commission
Revenue Bonds
1st Place Homeownership Loan Project
Series 2015
11/01/2027	3.250%	125,000	133,381
Total			924,237
Nebraska 0.9%
Nebraska Investment Finance Authority
Revenue Bonds
Series 2018A
09/01/2033	3.550%	200,000	213,456
Single Family Housing Revenue Bonds
Series 2015 (GNMA / FNMA)
09/01/2030	3.450%	250,000	264,320
Total			477,776
Nevada 1.1%
City of Reno
Revenue Bonds
Reno Transportation 2nd Lien
Series 2018 (AGM)
06/01/2038	5.000%	250,000	296,975
State of Nevada Department of Business & Industry(a)
Revenue Bonds
Somerset Academy
Series 2018A
12/15/2038	5.000%	250,000	267,258
Total			564,233

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia U.S. Social Bond Fund | Annual Report 2019

Portfolio of Investments  (continued)
July 31, 2019
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
New Hampshire 0.9%
New Hampshire Health and Education Facilities Authority Act
Refunding Revenue Bonds
Dartmouth-Hitchcock Obligation
Series 2018
08/01/2036	5.000%	400,000	479,392
New Jersey 0.6%
New Jersey Housing & Mortgage Finance Agency(d)
Refunding Revenue Bonds
Series 2017D AMT
11/01/2032	3.900%	300,000	320,715
New Mexico 0.5%
New Mexico Hospital Equipment Loan Council
Revenue Bonds
Presbyterian Healthcare Services
Series 2015
08/01/2021	5.000%	250,000	268,538
New York 5.8%
Build NYC Resource Corp.
Revenue Bonds
Series 2015
07/01/2028	5.000%	250,000	296,947
Housing Development Corp.
Refunding Revenue Bonds
Sustainable Neighborhood
Series 2015S
05/01/2026	3.400%	500,000	538,295
Revenue Bonds
Sustainable Neighborhood Bonds
Series 2016
11/01/2031	3.600%	300,000	321,093
Metropolitan Transportation Authority
Revenue Bonds
Green Bonds
Series 2016A-1
11/15/2033	5.000%	250,000	296,335
New York City Water & Sewer System
Refunding Revenue Bonds
Series 2017EE
06/15/2037	5.000%	300,000	362,346
New York State Housing Finance Agency
Revenue Bonds
Green Bond - Affordable Housing
Series 2017 (GNMA)
11/01/2042	4.000%	300,000	318,426
Niagara Falls Public Water Authority
Refunding Revenue Bonds
Series 2016A
07/15/2027	5.000%	300,000	367,251
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Onondaga Civic Development Corp.
Refunding Revenue Bonds
Community College Housing Bonds
Series 2015
10/01/2023	5.000%	250,000	282,325
State of New York Mortgage Agency(d)
Refunding Revenue Bonds
Series 2016-196 AMT
10/01/2035	3.650%	250,000	260,305
Total			3,043,323
North Carolina 1.3%
County of Scotland
Refunding Revenue Bonds
School Facilities
Series 2017
12/01/2030	5.000%	250,000	310,275
North Carolina Capital Facilities Finance Agency
Refunding Revenue Bonds
The Arc of North Carolina
Series 2017
10/01/2028	5.000%	300,000	360,174
Total			670,449
North Dakota 0.7%
North Dakota Housing Finance Agency
Revenue Bonds
Housing Finance Program-Home Mortgage Financing
Series 2017
07/01/2034	3.700%	360,000	382,936
Ohio 1.5%
Columbus City School District
Unlimited General Obligation Refunding Bonds
School Facilities Construction & Improvement
Series 2016
12/01/2032	5.000%	250,000	300,413
Miami Valley Career Technology Center
Unlimited General Obligation Bonds
Series 2018
12/01/2044	5.000%	400,000	478,044
Total			778,457
Pennsylvania 4.3%
City of Philadelphia Water & Wastewater
Refunding Revenue Bonds
Series 2016
10/01/2028	5.000%	300,000	383,334
Montgomery County Industrial Development Authority
Refunding Revenue Bonds
Albert Einstein HealthCare Network
Series 2015
01/15/2022	5.000%	250,000	268,640

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia U.S. Social Bond Fund | Annual Report 2019	13

Portfolio of Investments  (continued)
July 31, 2019
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Pennsylvania Turnpike Commission
Refunding Subordinated Revenue Bonds
Mass Transit Projects
Series 2016A-1
12/01/2041	5.000%	200,000	227,264
Redevelopment Authority of the City of Philadelphia
Refunding Revenue Bonds
Series 2015A
04/15/2028	5.000%	250,000	293,130
Reinvestment Fund, Inc. (The)
Series 2018
02/15/2028	3.930%	500,000	520,569
School District of Philadelphia (The)
Limited General Obligation Bonds
Series 2018A
09/01/2036	5.000%	100,000	119,139
Scranton School District
Limited General Obligation Refunding Bonds
Series 2017D (NPFGC)
06/01/2037	4.250%	250,000	272,650
Series 2017E BAM
12/01/2035	5.000%	150,000	178,866
Total			2,263,592
Rhode Island 1.7%
Rhode Island Health & Educational Building Corp.
Refunding Revenue Bonds
Woonsocket Schools
Series 2017A (AGM)
05/15/2028	5.000%	300,000	366,114
Rhode Island Housing & Mortgage Finance Corp.(d)
Refunding Revenue Bonds
Homeownership Opportunity
Series 2015 AMT
10/01/2025	3.550%	250,000	267,572
Rhode Island Housing & Mortgage Finance Corp.
Revenue Bonds
Homeownership Opportunity
Series 2018-69-B (GNMA)
10/01/2043	3.950%	250,000	264,928
Total			898,614
South Carolina 0.6%
South Carolina Jobs-Economic Development Authority(a)
Revenue Bonds
Royal Live Oaks Academy Project
Series 2018
08/01/2020	3.000%	300,000	301,179
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Tennessee 1.1%
Greeneville Health & Educational Facilities Board
Refunding Revenue Bonds
Ballad Health Obligation Group
Series 2018
07/01/2037	5.000%	500,000	590,525
Texas 3.4%
Arlington Higher Education Finance Corp.
Revenue Bonds
Harmony Public Schools
Series 2016A
02/15/2031	5.000%	250,000	296,917
Bexar County Hospital District
Limited General Obligation Bonds
Series 2018
02/15/2043	4.000%	300,000	328,701
Deaf Smith County Hospital District
Limited General Obligation Refunding Bonds
Series 2017
03/01/2034	5.000%	500,000	578,150
New Hope Cultural Education Facilities Finance Corp.
Revenue Bonds
Cardinal Bay, Inc. - Village on the Park
Series 2016
07/01/2046	5.000%	250,000	277,733
Texas State Technical College
Refunding Revenue Bonds
Improvements
Series 2016 (AGM)
10/15/2030	4.000%	250,000	281,930
Total			1,763,431
Virginia 0.8%
Virginia Housing Development Authority
Revenue Bonds
Series 2018A
03/01/2043	3.650%	400,000	419,028
Washington 3.0%
Energy Northwest
Wind Project Refunding Revenue Bonds
Series 2015
07/01/2029	4.000%	250,000	277,112
King County Housing Authority
Refunding Revenue Bonds
Series 2018
05/01/2038	3.750%	400,000	422,476
King County Public Hospital District No. 4
Revenue Bonds
Series 2015A
12/01/2035	6.000%	200,000	211,016

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia U.S. Social Bond Fund | Annual Report 2019

Portfolio of Investments  (continued)
July 31, 2019
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Seattle Housing Authority
Refunding Revenue Bonds
Pooled Housing
Series 2018
12/01/2047	3.750%	300,000	313,788
Washington Health Care Facilities Authority
Revenue Bonds
Seattle Childrens Hospital
Series 2017
10/01/2047	5.000%	300,000	354,171
Total			1,578,563
Wisconsin 0.9%
Public Finance Authority
Revenue Bonds
FFAH NC & MO Portfolio
Series 2015
12/01/2035	4.750%	250,000	249,985
Wisconsin Health & Educational Facilities Authority
Revenue Bonds
Covenant Communities, Inc. Project
Series 2018B
07/01/2053	5.000%	100,000	106,427
Tomah Memorial Hospital, Inc.
BAN Series 2017A
11/01/2020	2.650%	100,000	100,183
Total			456,595
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Wyoming 1.0%
Wyoming Community Development Authority
Refunding Revenue Bonds
Series 2018-1
12/01/2038	3.900%	500,000	533,135
Total Municipal Bonds (Cost $39,663,708)			42,084,196

Money Market Funds 4.1%
	Shares	Value ($)
JPMorgan Institutional Tax Free Money Market Fund, Institutional Class, 1.264%(e)	2,160,894	2,160,894
Total Money Market Funds (Cost $2,160,894)		2,160,894
Total Investments in Securities (Cost $48,237,071)		50,796,151
Other Assets & Liabilities, Net		1,674,359
Net Assets		$52,470,510

At July 31, 2019, securities and/or cash totaling $11,000 were pledged as collateral.
Investments in derivatives
Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 10-Year Note	(10)	09/2019	USD	(1,274,219)	4,667	—
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At July 31, 2019, the total value of these securities amounted to $2,356,261, which represents 4.49% of total net assets.
(b)	The Fund is entitled to receive principal and interest from the guarantor after a day or a week’s notice or upon maturity. The maturity date disclosed represents the final maturity.
(c)	Represents a variable rate security where the coupon rate adjusts on specified dates (generally daily or weekly) using the prevailing money market rate. The interest rate shown was the current rate as of July 31, 2019.
(d)	Income from this security may be subject to alternative minimum tax.
(e)	The rate shown is the seven-day current annualized yield at July 31, 2019.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia U.S. Social Bond Fund | Annual Report 2019	15

Portfolio of Investments  (continued)
July 31, 2019
Abbreviation Legend
AGM	Assured Guaranty Municipal Corporation
AMBAC	Ambac Assurance Corporation
AMT	Alternative Minimum Tax
BAM	Build America Mutual Assurance Co.
BAN	Bond Anticipation Note
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
NPFGC	National Public Finance Guarantee Corporation
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at July 31, 2019:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Corporate Bonds & Notes	—	5,521,061	—	5,521,061
Floating Rate Notes	—	1,030,000	—	1,030,000
Municipal Bonds	—	42,084,196	—	42,084,196
Money Market Funds	2,160,894	—	—	2,160,894
Total Investments in Securities	2,160,894	48,635,257	—	50,796,151
Investments in Derivatives
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia U.S. Social Bond Fund | Annual Report 2019

Portfolio of Investments  (continued)
July 31, 2019
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Asset
Futures Contracts	4,667	—	—	4,667
Total	2,165,561	48,635,257	—	50,800,818
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia U.S. Social Bond Fund | Annual Report 2019	17

Statement of Assets and Liabilities
July 31, 2019
Assets
Investments in securities, at value
Unaffiliated issuers (cost $48,237,071)	$50,796,151
Cash	237,575
Margin deposits on:
Futures contracts	11,000
Receivable for:
Investments sold	5,041
Capital shares sold	1,157,637
Interest	462,758
Expense reimbursement due from Investment Manager	396
Prepaid expenses	349
Trustees’ deferred compensation plan	19,952
Total assets	52,690,859
Liabilities
Payable for:
Capital shares purchased	40,553
Distributions to shareholders	112,975
Variation margin for futures contracts	781
Management services fees	674
Distribution and/or service fees	124
Transfer agent fees	2,993
Compensation of chief compliance officer	2
Audit fees	32,500
Other expenses	9,795
Trustees’ deferred compensation plan	19,952
Total liabilities	220,349
Net assets applicable to outstanding capital stock	$52,470,510
Represented by
Paid in capital	50,311,039
Total distributable earnings (loss) (Note 2)	2,159,471
Total - representing net assets applicable to outstanding capital stock	$52,470,510
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia U.S. Social Bond Fund | Annual Report 2019

Statement of Assets and Liabilities  (continued)
July 31, 2019
Class A
Net assets	$11,797,016
Shares outstanding	1,122,204
Net asset value per share	$10.51
Maximum sales charge	3.00%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$10.84
Advisor Class
Net assets	$628,596
Shares outstanding	59,794
Net asset value per share	$10.51
Class C
Net assets	$1,803,043
Shares outstanding	171,566
Net asset value per share	$10.51
Institutional Class
Net assets	$31,708,064
Shares outstanding	3,016,566
Net asset value per share	$10.51
Institutional 2 Class
Net assets	$3,018,473
Shares outstanding	286,978
Net asset value per share	$10.52
Institutional 3 Class
Net assets	$3,515,318
Shares outstanding	333,256
Net asset value per share	$10.55
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia U.S. Social Bond Fund | Annual Report 2019	19

Statement of Operations
Year Ended July 31, 2019
Net investment income
Income:
Dividends — unaffiliated issuers	$1,117
Interest	1,633,064
Total income	1,634,181
Expenses:
Management services fees	235,673
Distribution and/or service fees
Class A	21,039
Class C	15,592
Transfer agent fees
Class A	5,077
Advisor Class	149
Class C	932
Institutional Class	19,851
Institutional 2 Class	1,467
Institutional 3 Class	283
Compensation of board members	13,192
Custodian fees	17,892
Printing and postage fees	13,953
Registration fees	84,900
Audit fees	33,700
Legal fees	1,043
Compensation of chief compliance officer	20
Other	9,905
Total expenses	474,668
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(217,697)
Fees waived by transfer agent
Institutional 2 Class	(614)
Total net expenses	256,357
Net investment income	1,377,824
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	6,224
Futures contracts	(290,626)
Net realized loss	(284,402)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	2,476,556
Futures contracts	9,894
Net change in unrealized appreciation (depreciation)	2,486,450
Net realized and unrealized gain	2,202,048
Net increase in net assets resulting from operations	$3,579,872
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia U.S. Social Bond Fund | Annual Report 2019

Statement of Changes in Net Assets
	Year Ended July 31, 2019	Year Ended July 31, 2018
Operations
Net investment income	$1,377,824	$1,164,221
Net realized gain (loss)	(284,402)	148,488
Net change in unrealized appreciation (depreciation)	2,486,450	(700,173)
Net increase in net assets resulting from operations	3,579,872	612,536
Distributions to shareholders
Net investment income and net realized gains
Class A	(218,985)
Advisor Class	(6,393)
Class C	(28,891)
Institutional Class	(959,909)
Institutional 2 Class	(68,779)
Institutional 3 Class	(82,700)
Net investment income
Class A		(141,700)
Advisor Class		(540)
Class C		(22,108)
Institutional Class		(923,541)
Institutional 2 Class		(35,585)
Institutional 3 Class		(34,473)
Total distributions to shareholders (Note 2)	(1,365,657)	(1,157,947)
Increase in net assets from capital stock activity	782,094	8,269,974
Total increase in net assets	2,996,309	7,724,563
Net assets at beginning of year	49,474,201	41,749,638
Net assets at end of year	$52,470,510	$49,474,201
Undistributed net investment income	$25,355	$13,188
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia U.S. Social Bond Fund | Annual Report 2019	21

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	July 31, 2019		July 31, 2018
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	574,050	5,880,264	428,122	4,320,938
Distributions reinvested	20,132	204,659	13,922	140,715
Redemptions	(171,217)	(1,743,969)	(252,274)	(2,543,644)
Net increase	422,965	4,340,954	189,770	1,918,009
Advisor Class
Subscriptions	63,494	654,021	7,492	75,332
Distributions reinvested	593	6,103	27	273
Redemptions	(12,812)	(131,877)	—	—
Net increase	51,275	528,247	7,519	75,605
Class C
Subscriptions	55,334	569,964	43,276	437,946
Distributions reinvested	2,762	28,049	2,171	21,931
Redemptions	(32,829)	(336,127)	(13,679)	(137,807)
Net increase	25,267	261,886	31,768	322,070
Institutional Class
Subscriptions	1,291,078	13,135,750	1,717,307	17,371,272
Distributions reinvested	49,171	500,282	29,904	302,022
Redemptions	(1,992,916)	(20,236,288)	(1,444,318)	(14,625,922)
Net increase (decrease)	(652,667)	(6,600,256)	302,893	3,047,372
Institutional 2 Class
Subscriptions	126,531	1,264,290	43,482	440,813
Distributions reinvested	6,709	68,488	3,493	35,318
Redemptions	(3,511)	(36,158)	(13)	(129)
Net increase	129,729	1,296,620	46,962	476,002
Institutional 3 Class
Subscriptions	130,810	1,332,951	245,888	2,502,353
Distributions reinvested	8,067	82,404	3,381	34,202
Redemptions	(45,485)	(460,712)	(10,411)	(105,639)
Net increase	93,392	954,643	238,858	2,430,916
Total net increase	69,961	782,094	817,770	8,269,974
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia U.S. Social Bond Fund | Annual Report 2019

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Columbia U.S. Social Bond Fund | Annual Report 2019	23

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Class A
Year Ended 7/31/2019	$10.05	0.27	0.45	0.72	(0.26)	(0.26)
Year Ended 7/31/2018	$10.18	0.24	(0.13)	0.11	(0.24)	(0.24)
Year Ended 7/31/2017	$10.43	0.22	(0.26)	(0.04)	(0.21)	(0.21)
Year Ended 7/31/2016	$9.94	0.17	0.48	0.65	(0.16)	(0.16)
Year Ended 7/31/2015(c)	$10.00	0.02	(0.06)	(0.04)	(0.02)	(0.02)
Advisor Class
Year Ended 7/31/2019	$10.05	0.29	0.46	0.75	(0.29)	(0.29)
Year Ended 7/31/2018	$10.18	0.28	(0.14)	0.14	(0.27)	(0.27)
Year Ended 7/31/2017	$10.43	0.24	(0.25)	(0.01)	(0.24)	(0.24)
Year Ended 7/31/2016	$9.94	0.19	0.49	0.68	(0.19)	(0.19)
Year Ended 7/31/2015(c)	$10.00	0.03	(0.06)	(0.03)	(0.03)	(0.03)
Class C
Year Ended 7/31/2019	$10.05	0.19	0.46	0.65	(0.19)	(0.19)
Year Ended 7/31/2018	$10.17	0.17	(0.12)	0.05	(0.17)	(0.17)
Year Ended 7/31/2017	$10.43	0.14	(0.26)	(0.12)	(0.14)	(0.14)
Year Ended 7/31/2016	$9.94	0.09	0.48	0.57	(0.08)	(0.08)
Year Ended 7/31/2015(c)	$10.00	0.01	(0.06)	(0.05)	(0.01)	(0.01)
Institutional Class
Year Ended 7/31/2019	$10.05	0.29	0.46	0.75	(0.29)	(0.29)
Year Ended 7/31/2018	$10.18	0.27	(0.13)	0.14	(0.27)	(0.27)
Year Ended 7/31/2017	$10.43	0.24	(0.25)	(0.01)	(0.24)	(0.24)
Year Ended 7/31/2016	$9.94	0.19	0.49	0.68	(0.19)	(0.19)
Year Ended 7/31/2015(c)	$10.00	0.04	(0.07)	(0.03)	(0.03)	(0.03)
Institutional 2 Class
Year Ended 7/31/2019	$10.06	0.29	0.46	0.75	(0.29)	(0.29)
Year Ended 7/31/2018	$10.18	0.27	(0.12)	0.15	(0.27)	(0.27)
Year Ended 7/31/2017	$10.43	0.25	(0.26)	(0.01)	(0.24)	(0.24)
Year Ended 7/31/2016	$9.94	0.19	0.48	0.67	(0.18)	(0.18)
Year Ended 7/31/2015(c)	$10.00	0.03	(0.06)	(0.03)	(0.03)	(0.03)
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia U.S. Social Bond Fund | Annual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 7/31/2019	$10.51	7.33%	1.14%	0.70%	2.63%	11%	$11,797
Year Ended 7/31/2018	$10.05	1.10%	1.20%	0.70%	2.40%	21%	$7,030
Year Ended 7/31/2017	$10.18	(0.31%)	1.31%	0.72%	2.12%	20%	$5,184
Year Ended 7/31/2016	$10.43	6.60%	1.72%	0.81%	1.72%	26%	$2,901
Year Ended 7/31/2015(c)	$9.94	(0.38%)	1.72% (d)	0.80% (d)	0.67% (d)	11%	$10
Advisor Class
Year Ended 7/31/2019	$10.51	7.60%	0.89%	0.45%	2.86%	11%	$629
Year Ended 7/31/2018	$10.05	1.36%	0.94%	0.45%	2.76%	21%	$86
Year Ended 7/31/2017	$10.18	(0.06%)	1.06%	0.47%	2.38%	20%	$10
Year Ended 7/31/2016	$10.43	6.87%	1.47%	0.56%	1.83%	26%	$10
Year Ended 7/31/2015(c)	$9.94	(0.29%)	1.47% (d)	0.55% (d)	0.92% (d)	11%	$10
Class C
Year Ended 7/31/2019	$10.51	6.53%	1.89%	1.45%	1.88%	11%	$1,803
Year Ended 7/31/2018	$10.05	0.45%	1.95%	1.45%	1.65%	21%	$1,470
Year Ended 7/31/2017	$10.17	(1.16%)	2.05%	1.46%	1.42%	20%	$1,165
Year Ended 7/31/2016	$10.43	5.80%	2.47%	1.56%	0.93%	26%	$238
Year Ended 7/31/2015(c)	$9.94	(0.54%)	2.47% (d)	1.45% (d)	0.02% (d)	11%	$10
Institutional Class
Year Ended 7/31/2019	$10.51	7.60%	0.90%	0.45%	2.88%	11%	$31,708
Year Ended 7/31/2018	$10.05	1.36%	0.95%	0.45%	2.65%	21%	$36,887
Year Ended 7/31/2017	$10.18	(0.06%)	1.06%	0.47%	2.39%	20%	$34,257
Year Ended 7/31/2016	$10.43	6.86%	1.48%	0.56%	1.85%	26%	$28,176
Year Ended 7/31/2015(c)	$9.94	(0.29%)	1.47% (d)	0.55% (d)	1.14% (d)	11%	$19,949
Institutional 2 Class
Year Ended 7/31/2019	$10.52	7.60%	0.87%	0.44%	2.89%	11%	$3,018
Year Ended 7/31/2018	$10.06	1.46%	0.93%	0.44%	2.67%	21%	$1,581
Year Ended 7/31/2017	$10.18	(0.05%)	1.10%	0.44%	2.48%	20%	$1,123
Year Ended 7/31/2016	$10.43	6.82%	1.51%	0.60%	1.85%	26%	$73
Year Ended 7/31/2015(c)	$9.94	(0.31%)	1.52% (d)	0.60% (d)	0.87% (d)	11%	$10
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia U.S. Social Bond Fund | Annual Report 2019	25

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Institutional 3 Class
Year Ended 7/31/2019	$10.09	0.30	0.45	0.75	(0.29)	(0.29)
Year Ended 7/31/2018	$10.21	0.27	(0.12)	0.15	(0.27)	(0.27)
Year Ended 7/31/2017(e)	$9.94	0.10	0.27 (f)	0.37	(0.10)	(0.10)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The Fund commenced operations on March 26, 2015. Per share data and total return reflect activity from that date.
(d)	Annualized.
(e)	Institutional 3 Class shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
(f)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia U.S. Social Bond Fund | Annual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 7/31/2019	$10.55	7.61%	0.84%	0.42%	2.91%	11%	$3,515
Year Ended 7/31/2018	$10.09	1.49%	0.90%	0.43%	2.72%	21%	$2,420
Year Ended 7/31/2017(e)	$10.21	3.76%	1.02% (d)	0.44% (d)	2.46% (d)	20%	$10
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia U.S. Social Bond Fund | Annual Report 2019	27

Notes to Financial Statements
July 31, 2019
Note 1. Organization
Columbia U.S. Social Bond Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Advisor Class, Institutional Class, Institutional 2 Class and Institutional 3 Class shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional and to certain other investors as also described in the Fund’s prospectus. Class C shares automatically convert to Class A shares after 10 years.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
28	Columbia U.S. Social Bond Fund | Annual Report 2019

Notes to Financial Statements  (continued)
July 31, 2019
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the
Columbia U.S. Social Bond Fund | Annual Report 2019	29

Notes to Financial Statements  (continued)
July 31, 2019
broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at July 31, 2019:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	4,667*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
30	Columbia U.S. Social Bond Fund | Annual Report 2019

Notes to Financial Statements  (continued)
July 31, 2019
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended July 31, 2019:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	(290,626)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	9,894
The following table is a summary of the average outstanding volume by derivative instrument for the year ended July 31, 2019:
Derivative instrument	Average notional amounts ($)*
Futures contracts — short	5,215,469

*	Based on the ending quarterly outstanding amounts for the year ended July 31, 2019.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its net tax-exempt and investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Columbia U.S. Social Bond Fund | Annual Report 2019	31

Notes to Financial Statements  (continued)
July 31, 2019
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. Management does not expect the implementation of this guidance to have a material impact on the financial statement amounts and footnote disclosures.
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years, with early adoption permitted. After evaluation, Management determined to adopt the ASU effective for periods ending July 31, 2019 and all subsequent periods. As a result of the amendments, management implemented disclosure changes which include removal of the amount and reasons for transfers between level 1 and level 2 of the fair value hierarchy, removal of the policy for the timing of transfers between levels, removal of the description of the level 3 valuation processes, as well as modifications to the measurement uncertainty disclosure.
Disclosure Update and Simplification
In September 2018, the Securities and Exchange Commission (SEC) released Final Rule 33-10532, Disclosure Update and Simplification, which amends certain financial statement disclosure requirements that the SEC determined to be redundant, outdated, or superseded in light of other SEC disclosure requirements, GAAP, or changes in the information environment. As a result of the amendments, management implemented disclosure changes which included removing the components of distributable earnings presented on the Statement of Assets and Liabilities and combining income and gain distributions paid to shareholders as presented on the Statement of Changes in Net Assets. Any values presented to meet prior year requirements were left unchanged. The amendments had no effect on the Fund’s net assets or results of operation.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting
32	Columbia U.S. Social Bond Fund | Annual Report 2019

Notes to Financial Statements  (continued)
July 31, 2019
services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.48% to 0.29% as the Fund’s net assets increase. The effective management services fee rate for the year ended July 31, 2019 was 0.48% of the Fund’s average daily net assets.
Subadvisory agreement
The Fund’s Board of Trustees has approved a subadvisory agreement between the Investment Manager and Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager and an indirect wholly-owned subsidiary of Ameriprise Financial. As of July 31, 2019, Threadneedle is not providing services to the Fund pursuant to the subadvisory agreement.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Deferred Plan) which may be terminated at any time. Obligations of the Deferred Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. In addition, effective December 1, 2018 through November 30, 2019, Institutional 2 Class shares are subject to a contractual transfer agency fee annual limitation of not more than 0.04% of the average daily net assets attributable to Institutional 2 Class shares. Prior to December 1, 2018, Institutional 2 Class shares were subject to a contractual transfer agency fee annual limitation of not more than 0.02% of the average daily net assets attributable to Institutional 2 Class shares.
Columbia U.S. Social Bond Fund | Annual Report 2019	33

Notes to Financial Statements  (continued)
July 31, 2019
For the year ended July 31, 2019, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.06
Advisor Class	0.06
Class C	0.06
Institutional Class	0.06
Institutional 2 Class	0.04
Institutional 3 Class	0.01
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended July 31, 2019, no minimum account balance fees were charged by the Fund.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.75% of the average daily net assets attributable to Class C shares of the Fund.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended July 31, 2019, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	3.00	0.50 - 1.00 (a)	30,918
Class C	—	1.00 (b)	400

(a)	This charge is imposed on certain investments of $500,000 or more if redeemed within 12 months after purchase.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
34	Columbia U.S. Social Bond Fund | Annual Report 2019

Notes to Financial Statements  (continued)
July 31, 2019
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	December 1, 2018 through November 30, 2019	Prior to December 1, 2018
Class A	0.70%	0.70%
Advisor Class	0.45	0.45
Class C	1.45	1.45
Institutional Class	0.45	0.45
Institutional 2 Class	0.44	0.44
Institutional 3 Class	0.41	0.44
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. In addition to the contractual agreement, the Investment Manager and certain of its affiliates have voluntarily agreed to waive fees and/or reimburse Fund expenses (excluding certain fees and expenses described above) so that Fund level expenses (expenses directly attributable to the Fund and not to a specific share class) are waived proportionately across all share classes, but the Fund’s net operating expenses shall not exceed the contractual annual rates listed in the table above. This arrangement may be revised or discontinued at any time. Reflected in the contractual cap commitment, effective December 1, 2018 through November 30, 2019, is the Transfer Agent’s contractual agreement to limit total transfer agency fees to an annual rate of not more than 0.04% for Institutional 2 Class of the average daily net assets attributable to Institutional 2 Class, unless sooner terminated at the sole discretion of the Board of Trustees. Reflected in the contractual cap commitment, prior to December 1, 2018, is the Transfer Agent’s contractual agreement to limit total transfer agency fees to an annual rate of not more than 0.02% for Institutional 2 Class of the average daily net assets attributable Institutional 2 Class. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At July 31, 2019, these differences were primarily due to differing treatment for tax straddles, capital loss carryforwards, trustees’ deferred compensation, distributions and principal and/or interest from fixed income securities. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The Fund did not have any permanent differences; therefore, no reclassifications were made.
Columbia U.S. Social Bond Fund | Annual Report 2019	35

Notes to Financial Statements  (continued)
July 31, 2019
The tax character of distributions paid during the years indicated was as follows:
Year Ended July 31, 2019				Year Ended July 31, 2018
Ordinary income ($)	Tax-exempt income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Tax-exempt income ($)	Long-term capital gains ($)	Total ($)
215,481	1,150,176	—	1,365,657	151,034	1,006,913	—	1,157,947
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At July 31, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed tax- exempt income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
—	140,053	—	(36,636)	2,191,814
At July 31, 2019, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
48,609,004	2,208,292	(16,478)	2,191,814
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at July 31, 2019, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended July 31, 2019, capital loss carryforwards utilized and expired unused, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)
—	36,636	36,636	84,525	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $5,494,468 and $7,346,649, respectively, for the year ended July 31, 2019. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
36	Columbia U.S. Social Bond Fund | Annual Report 2019

Notes to Financial Statements  (continued)
July 31, 2019
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended July 31, 2019.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended July 31, 2019.
Note 8. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Changes in interest rates may also affect the liquidity of the Fund’s investments in debt instruments. In general, the longer the maturity or duration of a debt instrument, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. Similarly, a period of rising interest rates may negatively impact the Fund’s performance. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Columbia U.S. Social Bond Fund | Annual Report 2019	37

Notes to Financial Statements  (continued)
July 31, 2019
Non-diversification risk
A non-diversified fund is permitted to invest a greater percentage of its total assets in the securities of fewer issuers than a diversified fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund’s value will likely be more volatile than the value of a more diversified fund.
Shareholder concentration risk
At July 31, 2019, three unaffiliated shareholders of record owned 40.7% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 27.7% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Social impact risk
Social impact investing may increase risk due to the limitations and constraints involved in investment selection and, as a result, the Fund may underperform other funds that do not consider the social impact.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
38	Columbia U.S. Social Bond Fund | Annual Report 2019

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia U.S. Social Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia U.S. Social Bond Fund (one of the funds constituting Columbia Funds Series Trust I, hereafter referred to as the "Fund") as of July 31, 2019, the related statement of operations for the year ended July 31, 2019, the statement of changes in net assets for each of the two years in the period ended July 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
September 20, 2019
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia U.S. Social Bond Fund | Annual Report 2019	39

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended July 31, 2019. Shareholders will be notified in early 2020 of the amounts for use in preparing 2019 income tax returns.
Exempt- interest dividends
84.22%
Exempt-interest dividends. The percentage of net investment income distributed during the fiscal year that qualifies as exempt-interest dividends for federal income tax purposes. A portion of the income may be subject to federal alternative minimum tax.
40	Columbia U.S. Social Bond Fund | Annual Report 2019

TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	69	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines, December 2002-May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	69	Spartan Nash Company, (food distributor); former Director, Nash Finch Company (food distributor), 2005-2013; Aircastle Limited (aircraft leasing); former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and Travelport Worldwide Limited (travel information technology)
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	69	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	69	Director, CSX Corporation (transportation suppliers); Genworth Financial, Inc. (financial and insurance products and services); PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Columbia U.S. Social Bond Fund | Annual Report 2019	41

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College, August 2007-June 2018; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College, August 1999-October 2005; University Professor, Boston College, November 2005-August 2007	69	Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP, 1988-2014	69	Former Director, M Fund, Inc. (M Funds mutual fund family), July 2018-July 2019
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry, 1994-1997, President – Application Systems Division, 1991-1994, Chief Financial Officer – US Marketing & Services, 1988-1991, and Chief Information Officer, 1987-1988, IBM Corporation (computer and technology)	69	Former Director, Enesco Group, Inc. (producer of giftware and home and garden decor products), 2001-2006
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Adjunct Professor of Finance, Bentley University since November 2017; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2009-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	69	Director, The Autism Project since March 2015; former Trustee, New Century Portfolios, March 2015-December 2017; formerly on Board of Governors, Gateway Healthcare, January 2016 – December 2017
42	Columbia U.S. Social Bond Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)
Consultants to the Independent Trustees*  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Olive Darragh c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1962	Independent Trustee Consultant 2019	Independent Trustee Consultant, Columbia Funds since June 2019; Managing Director of Darragh Inc. (a strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio (an investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company, 2001-2004	69	Director, University of Edinburgh Business School; former Director, Boston Public Library Foundation
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	69	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions)
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Olive Darragh was appointed consultant to the Independent Trustees effective June 10, 2019. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton, Ms. Darragh and Ms. Trunow as a Trustee at a future shareholder meeting.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	190	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, August 2006 - January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
Columbia U.S. Social Bond Fund | Annual Report 2019	43

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer (Principal Financial Officer) (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002 (previously Treasurer and Chief Accounting Officer, January 2009 - January 2019 and December 2015 - January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President — Pricing and Corporate Actions, May 2010 - March 2017).
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
44	Columbia U.S. Social Bond Fund | Annual Report 2019

Board Consideration and Approval of Management and Subadvisory Agreements
On June 12, 2019, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Series Trust I (the Trust) unanimously approved the continuation of the Management Agreement (the Management Agreement) with Columbia Management Investment Advisers, LLC (the Investment Manager) and the Subadvisory Agreement (the Subadvisory Agreement) between the Investment Manager and Threadneedle International Limited (the Subadviser) with respect to Columbia U.S. Social Bond Fund (the Fund), a series of the Trust. As detailed below, the Board’s Advisory Fees and Expenses Committee (the Committee) and the Board met on multiple occasions to review and discuss, among themselves, with the management team of the Investment Manager and with an independent fee consultant, materials provided by the Investment Manager, the independent fee consultant and others before determining to approve the continuation of the Management Agreement and the Subadvisory Agreement (collectively, the Agreements).
In connection with their deliberations regarding the continuation of the Management Agreement and the Subadvisory Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Agreements, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 5, 2019, April 25, 2019 and June 11, 2019 and at Board meetings held on March 6, 2019 and June 12, 2019. In addition, the Board and its various committees consider matters bearing on the Agreements at other meetings throughout the year and in prior years and meet regularly with senior management of the Trust and the Investment Manager. Through the Board’s Investment Oversight Committees, Trustees also meet with selected portfolio managers of the funds the Trustees oversee and with other investment personnel at various times throughout the year. The Committee and the Board also consulted with the independent fee consultant, Fund counsel and the Independent Trustees’ independent legal counsel, who advised on various matters with respect to the Committee’s and the Board’s considerations and otherwise assisted the Committee and the Board in their deliberations. On June 11, 2019, the Committee recommended that the Board approve the continuation of the Management Agreement and the Subadvisory Agreement. On June 12, 2019, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement and the Subadvisory Agreement for the Fund.
The Committee and the Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to recommend for approval or approve the continuation of the Management Agreement and the Subadvisory Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Management Agreement and the Subadvisory Agreement for the Fund included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund through November 30, 2019 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	The terms and conditions of the Agreements;
•	The subadvisory fees payable by the Investment Manager under the Subadvisory Agreement;
•	The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of distribution, transfer agency and shareholder services to the Fund;
•	Descriptions of various functions performed by the Investment Manager and the Subadviser under the Agreements, including portfolio management and portfolio trading practices;
Columbia U.S. Social Bond Fund | Annual Report 2019	45

Board Consideration and Approval of Management and Subadvisory Agreements  (continued)
•	Information regarding the management fees of similarly-managed portfolios of other clients of the Investment Manager, including institutional accounts and collective trusts;
•	Information regarding the reputation, regulatory history and resources of the Investment Manager and Subadviser, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager and the Subadviser with respect to compliance monitoring services, including an assessment of the Investment Manager’s and the Subadviser’s compliance system by the Fund’s Chief Compliance Officer; and
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund.
Nature, extent and quality of services provided under the Agreements
The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager, the Subadviser and the Investment Manager’s affiliates under the Agreements and under separate agreements for the provision of transfer agency and shareholder services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager, the Subadviser and the Investment Manager’s affiliates. The Committee and the Board considered, among other things, the Investment Manager’s ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager’s and the Subadviser’s investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.
The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager and the Subadviser, which included consideration of the Investment Manager’s and the Subadviser’s experience with funds using an investment strategy similar to that used by the Investment Manager and the Subadviser for the Fund. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates and the resources dedicated by the Investment Manager and its affiliates to risk management, and considered the Investment Manager’s ability to provide administrative services to the Fund and coordinate the activities of the Fund’s other service providers. The Board also noted that, based on information provided by the Investment Manager, the Board had approved the Subadviser’s code of ethics and compliance program, and that the Chief Compliance Officer of the Funds reports to the Trustees on the Subadviser’s compliance program.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Agreements supported the continuation of the Management Agreement and the Subadvisory Agreement.
Investment Performance
The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks, information that compared the performance of the Fund to the performance of a group of comparable mutual funds as determined by the independent third-party data provider, and information and analysis provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Committee and the Board noted that, through December 31, 2018, the Fund’s performance was in the forty-sixth and forty-third percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one- and three-year periods, respectively.
The Committee and the Board also considered the Investment Manager’s and Subadviser’s performance and reputation generally, the Investment Manager’s historical responsiveness to Board concerns about performance, and the Investment Manager’s willingness to take steps intended to improve performance. After reviewing these and related factors, the
46	Columbia U.S. Social Bond Fund | Annual Report 2019

Board Consideration and Approval of Management and Subadvisory Agreements  (continued)
Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund, the Investment Manager and the Subadviser were sufficient, in light of other considerations, to support the continuation of the Management Agreement and the Subadvisory Agreement.
Investment Management Fee Rates and Other Expenses
The Committee and the Board considered the management fees charged to the Fund under the Management Agreement and the Subadvisory Agreement, as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Management Agreement, the Committee and the Board considered, among other information, the Fund’s total expense ratio as a percentage of average daily net assets. The Committee and the Board considered data provided by the independent third-party data provider and the independent fee consultant. The Committee and the Board noted that, as of December 31, 2018, the Fund’s actual management fee and net total expense ratio were ranked in the first and second quintiles, respectively, (where the lowest fees and expenses would be in the first quintile) against the Fund’s expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also considered the fees that the Subadviser charges to its other clients, and noted that the Investment Manager pays the fees of the Subadviser. The Committee and the Board noted that the Subadviser was not currently expected to manage any assets under its Subadvisory Agreement, but that the Investment Manager could, in the future, allocate investments to be managed by the Subadviser. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.
The Committee and the Board also received and considered information about the management fees charged by the Investment Manager to institutional accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. The Committee and the Board also received and considered information about the fees charged by the Investment Manager for sub-advisory services it provides to comparable unaffiliated funds. In evaluating the Fund’s management fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the management fee rates and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement and the Subadvisory Agreement.
Costs of Services Provided and Profitability
The Committee and the Board also took note of the costs the Investment Manager and its affiliates incur in connection with the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, and the efforts undertaken by the Investment Manager and its affiliates to manage efficiently their costs to provide such services.
The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager’s affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability to the Investment Manager and its affiliates of their relationships with the Fund, including with respect to funds for which unaffiliated subadvisers provide services, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2018 to profitability levels realized in 2017. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. In addition, the Committee and the Board considered information provided by the Investment Manager regarding the Investment Manager’s financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies. In this regard, the Committee and the Board also considered data provided by the independent fee consultant. Because the Subadvisory Agreement was negotiated at arms-length by the Investment Manager, which is responsible for payments to the Subadviser thereunder, the Committee and the Board did not consider the profitability to the Subadviser from its relationship with the Fund.
Columbia U.S. Social Bond Fund | Annual Report 2019	47

Board Consideration and Approval of Management and Subadvisory Agreements  (continued)
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement and the Subadvisory Agreement.
Economies of Scale
The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager’s investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Committee and the Board noted that the management fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.
The Committee and the Board noted that the Subadvisory Agreement did not contain breakpoints. The Committee and the Board noted that absent a shareholder vote, the Investment Manager would bear any increase in fees payable under the Subadvisory Agreement. The Committee and the Board also noted the potential challenges of seeking to tailor the Management Agreement breakpoints to those of a subadvisory agreement in this context, and the effect that capacity constraints on a subadviser’s ability to manage assets could potentially have on the ability of the Investment Manager to achieve economies of scale, as new subadvisers may need to be added as the Fund grows, increasing the Investment Manager’s cost of compensating and overseeing the Fund’s subadvisers.
In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as noted above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Management Agreement and the Subadvisory Agreement.
Other Benefits to the Investment Manager and Subadviser
The Committee and the Board received and considered information regarding “fall-out” or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager’s affiliates to provide distribution, transfer agency and shareholder services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund’s distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager and the Subadviser by reason of brokerage commissions generated by the Fund’s securities transactions, and reviewed information about the Investment Manager’s practices with respect to considering brokerage and research services when allocating portfolio transactions. In this connection, the Board also noted that the amount of research made available to the Investment Manager by reason of brokerage commissions had been declining over time, and may decline further. The Committee and the Board recognized that the Investment Manager’s profitability would be somewhat lower without these benefits.
Conclusion
The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Management Agreement and the Subadvisory Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement and the Subadvisory Agreement.
48	Columbia U.S. Social Bond Fund | Annual Report 2019

Additional information
The Fund mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia U.S. Social Bond Fund | Annual Report 2019	49

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Columbia U.S. Social Bond Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2019 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN262_07_J01_(09/19)

Item 2. Code of Ethics.

(a)

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

During the period covered by this report, there were not any amendments to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item.

(c)

During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party that relates to one or more of the items set forth in paragraph (b) of this Item.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Douglas A. Hacker, David M. Moffett and Anne-Lee Verville, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Hacker, Mr. Moffett and Ms. Verville are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the five series of the registrant whose report to stockholders are included in this annual filing.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended July 31, 2019 and July 31, 2018 are approximately as follows:

2019	2018
$164,800	$156,400

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended July 31, 2019 and July 31, 2018 are approximately as follows:

2019	2018
$0	$0

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.

During the fiscal years ended July 31, 2019 and July 31, 2018, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended July 31, 2019 and July 31, 2018 are approximately as follows:

2019	2018
$19,300	$23,400

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

During the fiscal years ended July 31, 2019 and July 31, 2018, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended July 31, 2019 and July 31, 2018 are approximately as follows:

2019	2018
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended July 31, 2019 and July 31, 2018 are approximately as follows:

2019	2018
$225,000	$225,000

In fiscal years 2019 and 2018, All Other Fees primarily consists of fees billed for internal control examinations of the registrant’s transfer agent and investment adviser.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the “Adviser”) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a “Control Affiliate”) if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (“Fund Services”); (ii) non-audit services to the registrant’s Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund (“Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are independent board members. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service. The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations. This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund’s Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

*****

(e)(2) 100% of the services performed for items (b) through (d) above during 2019 and 2018 were pre-approved by the registrant’s Audit Committee.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant during the fiscal years ended July 31, 2019 and July 31, 2018 are approximately as follows:

2019	2018
$244,300	$248,400

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)

There was no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust I

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	September 20, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	September 20, 2019

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Chief Financial Officer

Date	September 20, 2019